Prospectus Supplement (Sales Report) No. 8 dated December 7, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 368492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
368492	$4,500	$4,500	9.62%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 368492. Member loan 368492 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Extended Business Services	Debt-to-income ratio:	4.91%
Length of employment:	< 1 year	Location:	Allentown, PA

Home town:
Current & past employers:	Extended Business Services
Education:

This borrower member posted the following loan description, which has not been verified:

I wish to return to school. I also will use the money to pay off some minor debts. Borrower added on 11/26/10 > i wish to pay off some debts

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,007.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 581175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581175	$10,000	$10,000	5.42%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581175. Member loan 581175 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	PEI	Debt-to-income ratio:	2.82%
Length of employment:	2 years	Location:	Hoboken, NJ

Home town:
Current & past employers:	PEI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I work full time, and earn a good salary, but am also a part-time MBA student. Can't keep my girlfriend waiting any longer to get engaged...it has been 5 years. I have perfect credit and have never missed a credit card payment in 10 years+ of having credit cards. Thank you very much for your consideration!

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,445.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PEI and what do you do there? Where did you work prior to that?	It is a financial consulting company that works with large corporations 401 (k) and pension plans. I am an internal operations manager. Prior to that, I was an employee at a strategic consulting firm in Washington DC but chose to move home to NJ and take this new job.

Member Payment Dependent Notes Series 589456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589456	$8,000	$8,000	10.36%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589456. Member loan 589456 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,120 / month
Current employer:	Stateside Properties	Debt-to-income ratio:	5.64%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Stateside Properties
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,084.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Please describe the home improvement these funds are planned for. Also, please explain the delinquency 35 months ago. Thanks!	It is a one bath home. I need to renovate the bath/ floors and walls have mold and rot issues. The delinquency was an error on my part. I had made that payment online, but it did not go through.
What is Stateside Properties and what do you do there? Will the loan pay off the $7k revolving balance or is it going to future home improvement?	Stateside Properties is a property management company...I am a property manager/controller.
Hi; If your renting, what home are the funds for and is the $7,084.00 RCB the only loans you have? Thanks.	It is for my personal residence. I identified myself as a renter because, whereas my fiancee and I own the home, it is financed through a third party. Yes, that will be the only loan I have.
I don't understand your home ownership situation, please clarify. You can't own and rent the same property you reside in. If the house is in YOUR name(s), you are NOT renters. We all have mortgages, which is like renting "in a way". Please do not be vague or evasive. Thank you!	I am sorry but with all due respect...I find your inquiry somewhat antagonistic... there is nothing vague or evasive about my answer... It is a very straight forward answer.... You should know better, as an "investor" your primary concern should be my ability to pay on the loan....

Member Payment Dependent Notes Series 589764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589764	$25,000	$15,075	13.72%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589764. Member loan 589764 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,025 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	6.54%
Length of employment:	2 years	Location:	Akron, OH

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,156.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 591400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591400	$5,500	$5,500	5.79%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591400. Member loan 591400 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Appalachian Agency for Senior Citizens	Debt-to-income ratio:	13.77%
Length of employment:	1 year	Location:	Rosedale, VA

Home town:
Current & past employers:	Appalachian Agency for Senior Citizens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I plan to use the funds to have work done to my vehicle. I have not been late on my payments or missed a payment in over 15 years and have a good credit score. my job is very stable, I have been there for over a year and plan to be there for many years.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,805.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Appalachian Agency for Senior Citizens and where did you work prior to that?	I am Dispatch for Four County Transit, which is a sister company to Appalachian Agency for Senior Citizens. At Four Count Transit we offer public transportation. I worked before for Wal-Mart Stores Inc. for almost 10 Years as a Claims Associate, sending back merchandise that was returned by customers in order to get credit.

Member Payment Dependent Notes Series 600173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600173	$20,000	$20,000	12.98%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600173. Member loan 600173 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	CBI Services Inc	Debt-to-income ratio:	12.61%
Length of employment:	4 years	Location:	Goodhue, MN

Home town:
Current & past employers:	CBI Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,144.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CBI Services Inc?	I am a Union Carpenter that build scaffolding
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage 1705.00 Utilities 90.00 Phone/Internet 75.00 Auto Insur 125.00 Groceries 350.00 Childcare 400.00 No I am married and my wife is a nurse at the VA Medical Center in Minneapolis and works 32 - 40 hours a week.
2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	9000.00@ 11.99% 5000.00 @ 19.24% 6000.00 @ 22.99%
Hi, you listed one loan you would be paying off @11.99%, but this loan is for 12.98%. Why are you planning on paying off the first loan with this higher interest loan?	Want to get everything rolled into one loan and have one payment. Makes budgeting a lot easier.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We had our home appraised last year and it was marketed at $255,000. Our current loan balance is $239,504.10. We don't owe any HELOC on our home.

Member Payment Dependent Notes Series 601897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601897	$6,000	$5,150	6.17%	1.00%	December 3, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601897. Member loan 601897 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	24 Hour Fitness, Inc.	Debt-to-income ratio:	22.73%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	24 Hour Fitness, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,668.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 606415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606415	$20,000	$12,950	6.54%	1.00%	December 6, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606415. Member loan 606415 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lithium Technologies Inc	Debt-to-income ratio:	13.71%
Length of employment:	1 year	Location:	OAKLAND, CA

Home town:
Current & past employers:	Lithium Technologies Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I am helping my mother purchase a new home so she can retire in peace. Borrower added on 12/03/10 > Thanks to everyone who have contributed to my loan request. I really appreciate it and am really grateful/excited that this peer-to-peer lending channel exists. What a great idea!

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,915.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lithium Technologies Inc and where did you work prior to that?	I am a customer success manager - working with a handful of key enterprise customers to ensure their success with our technology platform from a strategy consulting perspective. Prior to Lithium, I worked at Rainmaker Systems as a Global Services manager - providing operational support for our sales/marketing business division.
Do you have a spouse/partner who works and if so how much does he/she make each month? What are your major monthly expenses?	I am single - but I do have a long-term GF who is an attorney, although that's probably not a relevant answer as we do not live together and aren't financially bound to each other (til marriage!). Here's a rough percentage breakdown of my major monthly expenses (calculated based off my gross monthly income): 35% - Taxes, Medicare, SS deductions, etc 15% - Rent/Utilities 10% - 401k 10% - Food/Entertainment 5% - Student Loans 5% - Cash Savings 20% - Tithe, donations, expendable, misc If I may speak to my credit-worthiness - I've never defaulted on any loan/credit card, my credit score is 750+, I have a solid, steady income with a good savings base. I've verified my bank account for LC and have submitted my employment verification documentations.

Member Payment Dependent Notes Series 607668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607668	$9,700	$9,700	8.88%	1.00%	November 30, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607668. Member loan 607668 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.18%
Length of employment:	2 years	Location:	Yukon, OK

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > Hello, I appreciate your interest in my request. I wish to consolidate some higher interest credit cards into a lower rate for the purpose of eliminating debt. If obtained, I will be closing these other accounts as I'm working to be debt free. My credit history is immaculate and I've not one negative mark. I'm confident I can repay this loan without difficulty and thank you for your consideration. Borrower added on 11/28/10 > I have just answered an investor question. In that response I state that I own and operate my own small business. I would like to include the fact this this loan request is intended and will be solely used for personal debt consolidation unrelated to my small business. If granted, the money will be used for eliminating some personal credit card debt which carries high interest rates. Thank you.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,151.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I have owned and operated a small business for two years as of last month (October '10). During this entire time I have served clients as a registered business with a company dedicated Tax ID. At the present time, this is my source of income.

Member Payment Dependent Notes Series 609323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609323	$9,600	$9,600	9.99%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609323. Member loan 609323 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Kenston Local Schools	Debt-to-income ratio:	17.86%
Length of employment:	4 years	Location:	Hiram, OH

Home town:
Current & past employers:	Kenston Local Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Debt consolidation Borrower added on 11/30/10 > I am a teacher and head basketball coach. I am tenured at my school and have been here for five years. My wife and I are consolidating our two credit cards. Our credit is rated as excellent (750+) and we pay our bills on time and are diligent with our $$.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Kenston Local Schools?	Sixth grade Language Arts and reading teacher.
hi, what is the total dollar amount of your credit card debt owed? Thanks, Ron	Hi Ron, We have roughly 7,500. We added a double oven in kitchen and some new cabinets. A few small items that we wanted to get paid off for one payment. Hope this helps. Thanks, Josh
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Well I hope hope to get the full amount funded so we can consolidate our debt to one monthly payment. I would like to believe we will get it paid off in 3-4 yr. period. We chose the five year loan to give us more financial flexibility going forward. If we were only funded for 60% of the loan, it really wouldn't help us achieve the goal that we set out to do. We realistically need the full amount requested. I'm hoping that funding comes through so we can have some breathing room (with the opportunity) the pay it off early. I can't say at this time if we would accept a partially funded loan. I appreciate the question and the service you provided our country.

Member Payment Dependent Notes Series 612425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612425	$5,000	$5,000	6.54%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612425. Member loan 612425 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	BW Hotel LLC	Debt-to-income ratio:	3.81%
Length of employment:	3 years	Location:	WINNETKA, CA

Home town:
Current & past employers:	BW Hotel LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Debt Payoff

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	62
Revolving Credit Balance:	$5,385.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613380	$16,000	$10,050	9.99%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613380. Member loan 613380 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,354 / month
Current employer:	Phoenix Medical Group	Debt-to-income ratio:	7.37%
Length of employment:	2 years	Location:	Peoria, AZ

Home town:
Current & past employers:	Phoenix Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Dear Potential Investor, The purpose of this loan is part of my wife's and my plan to begin eliminating our credit card debt. We recently paid off our vehicles and are ready to alot those available funds to this plan and savings. I was with my previous employer for eight years before joining my current employer, a growing company, for more responsibilities and opportunities. This February will mark my three year anniversary with my current employer. Thank you for your consideration. Sincerely, Responsible Borrower

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,131.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is you and your wife's net monthly income versus your $ monthly costs (mortgage, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to these Qs	Our combined monthly income (2 paychecks each/mo) is $4912.82. Our monthly expenses total $2783. Our cars are paid off, we have a low fixed 30 year rate on our mortgage, and will pay off our couch loan in May. The rest are credit cards, student loans, utilities, insurance, cable, Internet, cell phone, home phone, vehicle maintenance, groceries, and HOA. Thank you for your consideration.

Member Payment Dependent Notes Series 613478

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613478	$7,500	$7,500	13.35%	1.00%	December 7, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613478. Member loan 613478 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Woburn Fire Department	Debt-to-income ratio:	20.25%
Length of employment:	1 year	Location:	Tewksbury, MA

Home town:
Current & past employers:	Woburn Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,734.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 613879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613879	$4,000	$4,000	12.98%	1.00%	December 6, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613879. Member loan 613879 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	ASRC Energy Services	Debt-to-income ratio:	12.20%
Length of employment:	5 years	Location:	Ninilchik, AK

Home town:
Current & past employers:	ASRC Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,224.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ASRC Energy Services?	I operate various oilfield well support equipment Such as High Pressure Down-hole Pump, 325 bbl. Vacuum Truck, 14 Yd. Super Sucker, Mentor fellow employees and stay active in our safety culture.

Member Payment Dependent Notes Series 614188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614188	$20,000	$15,950	12.61%	1.00%	November 30, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614188. Member loan 614188 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Venetian Resort Hotel and Casino	Debt-to-income ratio:	18.44%
Length of employment:	5 years	Location:	Henderson, NV

Home town:
Current & past employers:	Venetian Resort Hotel and Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,848.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614257

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614257	$15,000	$15,000	6.54%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614257. Member loan 614257 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Independence Plus Inc.	Debt-to-income ratio:	16.43%
Length of employment:	4 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Independence Plus Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,161.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Independence Plus Inc.?	Billing and AR for nursing division, and other misc. projects for the Finance Director

Member Payment Dependent Notes Series 614291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614291	$8,400	$8,400	6.17%	1.00%	December 6, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614291. Member loan 614291 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	RBC Wealth Management	Debt-to-income ratio:	15.20%
Length of employment:	7 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	RBC Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I would like to consolidate some credit card debt and pay off my other Lending Club loan since rates have gone down. I have a very good history with Lending Club and I am available to answer any questions you may have. Best Regards, Rod

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,152.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. How much was your original Lending Club loan and how much do you owe on it now? Wishing you the best. Jeff	Hey Jeff, my original Lending Club Loan was for 6K for 3 years at 8%. I have 3K left so I have paid 50% so far. Have a great weekend, Rod

Member Payment Dependent Notes Series 614556

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614556	$6,250	$6,250	10.36%	1.00%	December 3, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614556. Member loan 614556 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	La Mantia Enterprises Inc.	Debt-to-income ratio:	10.15%
Length of employment:	10+ years	Location:	Woodridge, IL

Home town:
Current & past employers:	La Mantia Enterprises Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	73
Revolving Credit Balance:	$20,224.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at La Mantia Enterprises Inc.?	Type your answer here. Dear CriticalMiss: We are a concrete and asphalt company. I manage all areas of sales, installation and billing for the company. Thank You.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Type your answer here. Dear Factoria :No I will be the only one on the loan. Thank you.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here.Dear USMC-RETIRED: Thank you for your service to our country. I would like to pay the loan off in advance. But at this time, in my current situation the loan will go the full 5 years. However, I have set up a special account just for this loan to insure the payments are prompt. Regards

Member Payment Dependent Notes Series 614650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614650	$7,300	$7,300	6.91%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614650. Member loan 614650 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	National Center for Missing and Exploited Children	Debt-to-income ratio:	6.28%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	National Center for Missing and Exploited Children
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > The purpose of this loan is to pay off a credit card I got before college that still has my parents' name on it, thus becoming completely independent and saving on interest in the process. I have a reliable job and have never been late on a payment of any type.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,277.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614703	$25,000	$15,150	12.98%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614703. Member loan 614703 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	First State Bank Central Texas	Debt-to-income ratio:	21.72%
Length of employment:	4 years	Location:	Goldthwaite , TX

Home town:
Current & past employers:	First State Bank Central Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am requesting $25,000 to payoff high interest rate credit cards and convert to a 60 moth payout. The overall goal is to be out of all debt other than a home mortgage within the next five years. Presently, I have $234,063 in total debt of which $159,095 is my present mortgage leaving $74,968 in consumer debt consisting of six accounts. Two of these accounts will be paid-off within the next 24 months and the remaining within a five year window. Below is a more detailed description of my current debt. I am 44 years old with a very stable employment and residence. I have been employed in my current occupation for 20 years and with my current employer for four and a half years. I have always maintained all credit accounts. I have no negative credit factor and never been delinquent on any accounts. All active credit accounts are current and my credit scores are excellent. (Transunion 765; Experian 776; Equifax 777) I have good income that is sufficient enough to service all debt. My annual salary is $103,000. Also, since employed with my current employer, I have received at least an annual bonus of $5,000. However, bonuses are not guaranteed income. CURRENT INCOME GROSS $103,000 Annually $ 8,583 Monthly DEBT RECAP Creditor Balance Payment Suntrust Mortgage $159,095 $ 1,135 **Payment includes Escrow for taxes and insurance Capital One Auto $ 6,822 $ 403 **This debt is scheduled to payoff in 18 months Chase Card $ 6,268 $ 313 **This account is not being used. The rate is 3.99 And will payout within the next 24 months Bank of America $ 39,735 $ 907 **This account was used to pay expenses associated with returning to school to acquire an additional degree in agriculture economics. There have been no advances made on this account since January, 2008. This account is on a fixed rate and will payout in 48 months. Compass (card) $ 794 $ 20 Discover (card) $12,752 $ 247 Citi (Card) $ 8,597 $ 327 After paying the loan fee, the proceeds from this loan will be used to payoff credit card accounts. I have sufficient income to service all debt. My debt to income ratios are: Front End Ratio (Mortgage payment, Taxes, Insurance) 13.2% Back End Ratio (All Debt payments) 39%

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,023.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest. In reponse to your question, there is only a first mortgage with a balance of $159,095. The current market value is $210,000. Thank you.
You've laid every thing out nicely. However your income has not been verified with LC. Get that done and your loan will probably get funded. good luck	Thank you for informing me that income has not yet been verified. However, documentation has been faxed to LC credit review. I will verify that they have received that information. Again, thank you.
TWO questions: (1) Position with bank? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Branch President/Manager 4 to 5 years
You have some heft consumer debt. What steps are you taking to keep this debt from reoccurring or are you just planning on managing your debt by reducing interest payments a bit?	eliminating credit card use and tring to convert debit to fixed rate and fixed monthly pay out (this loan request)

Member Payment Dependent Notes Series 614719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614719	$6,250	$4,400	6.54%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614719. Member loan 614719 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	TLC	Debt-to-income ratio:	23.73%
Length of employment:	< 1 year	Location:	Medina, OH

Home town:
Current & past employers:	TLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I am trying to consolidate my debt. With a lower interest rate then my credit cards, this will be cheaper and easier on me. Also this way i know that all my debt will be paid off in three years.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,015.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, Thank you for considering me. I live with my fiance and he he is the homeowner. I do not hold the deed/title to the house or make any payments. I had called the member support to ask them what to put down under the home section because it did not have a choice for me. He told me to put down fully owed, because i do not pay anything. I have lived at this address for almost a year. I hope this helps and thank you again.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Hi, Thank you for considering me. I have a Capital One Visa that is currently at 13.4%, a Store card that is 18% and a student loan which only has a 7% but with this loan i would be able to have only one low payment a month. I am not exactly sure about your question with the revolving credit. If you could please explain what you mean with this question, i would me happy to answer. Thank you for your time.

Member Payment Dependent Notes Series 614966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614966	$2,100	$2,100	6.91%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614966. Member loan 614966 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Power Windows and Siding	Debt-to-income ratio:	6.45%
Length of employment:	1 year	Location:	Wayne, PA

Home town:
Current & past employers:	Power Windows and Siding
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Purchasing a low mileage 2007 Kawasaki Vulcan 900. I have all the funds on hand to purchase the bike outright but have chosen to make a $3,600 down payment and finance the rest so I may afford the initial costs of ownership (taxes, tags, titles, safety equipment, insurance) more easily.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Power Windows and Siding and where did you work prior to that?	I am an Inbound Scheduling Coordinator at present, I'll be moving to the Warranty Service segment of the Operations department in a few weeks. Prior I was a manager at an Outback Steakhouse.

Member Payment Dependent Notes Series 614997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614997	$20,000	$13,075	16.32%	1.00%	December 7, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614997. Member loan 614997 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	M W Group	Debt-to-income ratio:	9.02%
Length of employment:	10+ years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	M W Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I am using this to purchas real estate. Borrower added on 11/19/10 > I am using this to purchas real estate. Borrower added on 11/19/10 > I am using this to purchas real estate.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,040.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
More investors would invest in your loan if you have your gross income verified.	91,000.00/yr
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe about 118,000 on the home. When I bought it on a short sale 3 months ago it appraised at 136,000.

Member Payment Dependent Notes Series 615166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615166	$5,000	$5,000	10.36%	1.00%	December 6, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615166. Member loan 615166 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,550 / month
Current employer:	City of Lynchburg	Debt-to-income ratio:	10.55%
Length of employment:	6 years	Location:	Lynchburg, VA

Home town:
Current & past employers:	City of Lynchburg
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > My job is incredibly stable. My required monthly expenses are only $475/month. The loan is for a tractor so that I can start clearing land for a house.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	41
Revolving Credit Balance:	$247.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what kind of tracto are you buying ?	I am looking to buy a Kubota 4400L.

Member Payment Dependent Notes Series 615284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615284	$20,000	$2,050	6.54%	1.00%	December 1, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615284. Member loan 615284 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	NJ Department Of Education	Debt-to-income ratio:	20.96%
Length of employment:	10+ years	Location:	TRENTON, NJ

Home town:
Current & past employers:	NJ Department Of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan is to payoff high interest credit card debt. Borrower added on 11/18/10 > I really need this loan to cut my cummulative interest rates and begin to find my way out of debt. I would like to payoff a loan that has a balance of $6,891 (currently $376.00 a month) and 3 higher interest credits cards with a combined balance of approximately $13,000 and close them out. I have been employed for 32 years on my job and have always paid my creditors as agreed. Paying the $613.34 a month is less than I am currently paying. This will also afford me the opportunity to double up on my remaining credit card and pay it off, too.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,821.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Approximate total - $2,600 1st/2nd Mortgage combined = $1,350 Credit Cards = $475 Credit Union Loan = $376 Utilities/household expenses = $400 The requested loan would enable me to pay off the highest balanced cards ($475 monthly combined payments and a loan for $376). I would save on combining the interest and payments of those debts. The lending club loan would help get me out of debt much sooner. Thank you for your consideration.

Member Payment Dependent Notes Series 615325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615325	$12,925	$11,550	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615325. Member loan 615325 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	13.15%
Length of employment:	10+ years	Location:	Ennis, TX

Home town:
Current & past employers:	Northrop Grumman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	5.79%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Northrop Grumman?	Hello, I'm the senior computer information security engineer/architect for one of our major customers. I design solutions and keep the company safe from theft and hackers.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Hello, I'm working to consolidate a Discover card @ 5393.23 17.99% a HomeDepot Card @ $4690.00 18.99% and my American Express @ $3371.00 my rates fluxuate on the AMX. The loan will not fully cover my AMX but I will pay the remainder off as well. Thank you for taking the time to review my loan.

Member Payment Dependent Notes Series 615707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615707	$10,000	$6,250	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615707. Member loan 615707 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Community Care Physicians	Debt-to-income ratio:	2.05%
Length of employment:	8 years	Location:	DELANSON, NY

Home town:
Current & past employers:	Community Care Physicians
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$908.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Community Care Physicians?	I am a Certified Professional Coder for a muti-specialty physician group. I am currently responsible for our insurance billing and coding in Urology and Radiology specialites.

Member Payment Dependent Notes Series 615802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615802	$16,000	$11,450	12.23%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615802. Member loan 615802 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,292 / month
Current employer:	GLG	Debt-to-income ratio:	6.76%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	GLG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I am a professional seeking to consolidate debt accumulated during the recession. I have spent my entire career in financial services and was out of work for a period of nine (9) months in late 2008 and early 2009 – the result of layoffs on Wall Street. I have been gainfully employed for the past 18 months and recently accepted a new opportunity in investment banking that presents both a strong compensation structure and an employment contract. Proceeds from this loan will be used to lower interest on a revolving line of credit and amalgamate outstanding debts accrued during the recession. While seeking capital through this medium was not something I ever expected, it gives ease to my near- and medium-term budgeting, while assisting me in fully clearing all short-term debt from the recessionary period. I appreciate your interest in investing in a high quality, highly committed, and reliable borrower seeking to reverse the implications of the broad-reaching economic meltdown.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	69.98%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thanks for this important question. I should have addressed it my loan description. -Rent: $2,795.00; -Car: N/A; -Utilities: $90.00; -Credit Cards / Revolving Lines: Cleared by this loan; -Insurance: N/A (covered by my employer); -Phone/Cable/Internet: 93.95; -Food: Most meals covered by my firm; -Gym: N/A; -Childcare / Tuition: N/A; and -AMEX Charge Card (food not covered by my firm / groceries and miscellaneous entertainment): $500. Please let me know if you have further questions. Thank you again for the question.

Member Payment Dependent Notes Series 615909

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615909	$15,000	$15,000	9.25%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615909. Member loan 615909 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,092 / month
Current employer:	AT&T	Debt-to-income ratio:	15.38%
Length of employment:	3 years	Location:	Simpsonville, SC

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I will be making improvements to a building for a new restaurant project.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	1
Revolving Line Utilization:	0.10%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 615990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615990	$10,000	$7,650	5.42%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615990. Member loan 615990 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	AGFA CORPORATION	Debt-to-income ratio:	22.78%
Length of employment:	5 years	Location:	Bayonne, NJ

Home town:
Current & past employers:	AGFA CORPORATION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I know nothing in life is 100% guaranteed, however I am 100% confident in this loan. It is for a complete kitchen remodelling. I have rented my apartment now for 10 years, my landlord is my brother in law and we have agreed to go 65 - 35. So i will just deduct from the monthly rent and forward to loan payment. This will make my wife happy, it has been years she wanted to see the kitchen of her dreams. Thanks to all of you.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,248.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses? Are you the sole wage earner?	No, my wife earns 45k, my monthly expenses are $800 rent $300 utilities, cable $400 credit cards, car loan. $100 insurance. That's it.

Member Payment Dependent Notes Series 616024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616024	$20,000	$12,100	6.17%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616024. Member loan 616024 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Chapdelaine	Debt-to-income ratio:	0.41%
Length of employment:	1 year	Location:	brooklyn, NY

Home town:
Current & past employers:	Chapdelaine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > This loan is to purchase garage parking in our condo. We are expecting a baby and street parking in NYC is very difficult. We are very discipline with our bills, we paid off all school loan debt, all wedding debt, and recently saved a lot for our down payment on our condo. Parking was not available at the time of purchase but now it is. We both have stable full time jobs, my wife is a registered nurse and I am software engineer. We have a monthly budget of about $6000 after mortgage is paid for fixing up home and paying off loan. Borrower added on 11/18/10 > I would also like to add that I have always paid any debt on time and paid it for fully. I am very responsible when it comes to credit cards and debt. My credit history is outstanding showing that I have never been late for a payment. If I get funding I will pay the entire loan amount in full. Thank you.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,805.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Thanks	monthly expenses include cell - 180 cable -165 gym - 69 groceries - 500 utilities - 180 gas transportation - 40 disposable income - 4700

Member Payment Dependent Notes Series 616029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616029	$10,000	$10,000	19.29%	1.00%	December 2, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616029. Member loan 616029 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,636 / month
Current employer:	Dept. of Veterans Affairs	Debt-to-income ratio:	3.95%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Dept. of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > G-Man's Loan Borrower added on 11/15/10 > G-Man's Loan Borrower added on 11/15/10 > G-Man's Loan Borrower added on 11/18/10 > Thank you for the approval of this loan. Borrower added on 11/18/10 > Thank you for the approval of this loan.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	18	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,690.00	Public Records On File:	1
Revolving Line Utilization:	45.90%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is a "G-Man"?	"G-Man" refers mainly as my 'call-sign' or 'nick-name' as you will given to me from my colleagues long ago when I first entered the military; and it started mainly from a superhero character if you'll recall, "He-Man". "He-Man" was not a tall superhero, but he was very muscular especially big muscular legs; and to also mention that he was a 'good guy', a 'great man'. So how does it relate to me, as "G-Man"? My nickname also starts with a "G", I am not tall, but merely 5'6" and also have big muscular legs - so pretty much my colleagues back then called me "G-Man" and also considered me as a 'good guy', so I was told.
O.K. G-Man, pleased to meet you, my nick name is AL. Can you list your debts, balances, APRs and min monthly payments that you will be consolidating with this loan?	1) Auto Loan / Balance: $3,915.61 / APR: 9.19% / Min. monthly Payment: $135.20 2) Military Exchange Credit Card / Balance: $3,422.48 / APR: 10.24% / Min. monthly Payment: $103.00 3) Visa Card / Balance: $1,617.83 / APR: 6% / Min. monthly Payment: $52.00 4) Master Card / Balance: $832.17 / APR: 6% / Min. monthly Payment: $5.00 5) Master Card / Balance: $687.00 / APR: 35% / Min. monthly Payment: $18.00
Please explain why you have five (5) late payments, and also why you would like to consolidate debt at 6% interest into 18% interest. Thank you!	It was not my intention to make late payments; and during that time of struggle where I was having unexpected car problems that needed repairs to attend to, where I had to make a choice which was more a priority to me to pay at that time, I chose to instead to pay the cost to repair my vehicle. Call it bad luck or whatever you want to call it, but it seemed that once I had either paid off or about to pay off a credit card, I would have some kind of car problem, which anyone knows can cost an 'arm & a leg'. Public transportation was not exactly a solution especially when you're in the Naval Reserves and need transportation. Over time I finally caught up to making those payments as well as paying off some other credit cards. I have not been late for more than a year, and I believe even two-(2) years now. Consolidating debt at 6% versus 18% may not seem to make sense, but that '6%' is only temporary, and thanks to God for the Soldiers and Sailors Civil Relief Act or (SSRA) for short, which by the end of next month or by January 2011, the creditors will bring it back to the upper 25% or higher APR or whatever the original APR was. Talk about an 'insult' and a 'slap in the face' and their way of saying 'thank you for serving your country.' So much for being a United States Veteran, I sometimes wonder. All I can do is sigh and be thankful I have to tell myself for still being alive. So I just want to pay off as soon as possible those that I had listed for I don't even want to use those other credit cards anymore and just have one single payment. It sure would be nice to have even a lower APR than '18%'. Then again '18%' is better than '25% plus'.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello.... (1) the total balance of the mortgage is $323,683.00, and as far as for 'HELOC', I'm not sure what you mean, so I don't believe we owe any 'HELOC' on our home; and we just recently closed 'escrow' this year on 10/29/2010. (2) The current market value on our home is $345,000.00 which was the original asking price. I hope I was able to answer your questions.
- How do you plan to reduce spending so that you don't acquire any more credit card debt? Specifically, what do you plan not to buy any more that you used to? - Do you have a spouse or significant other who also has income? If so, what is your total household income?	Just recently have gotten married, we eat out less, perhaps even 2-3 times at the most a month, we also carpool more now to work, live closer to work after commuting before for fifty-five-(55) miles one way to work and have lessen the cost of buying gas, and don't spend as much in going out for entertainment such as movies, we actually bike and take the bus to places on the weekends when we are off which even gets us to become more familiar of places we never saw that existed, and helps us even exercise which is also good for our health. So basically an adjustment to certain spending habits even though we are making approximately $173,000.00 gross annually combined. (NOTE: Before we got married recently, the debt I listed was mine, which I plan to pay for myself, since it was my responsibility).

Member Payment Dependent Notes Series 616213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616213	$24,000	$14,575	9.99%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616213. Member loan 616213 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Alabama Power	Debt-to-income ratio:	8.08%
Length of employment:	10+ years	Location:	Auburn, AL

Home town:
Current & past employers:	Alabama Power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > The purpose of this loan is to consolidate credit card debt to a conforming loan with a lower interest rate. My goal is to become debt free and hopefully be able to save and invest money instead of paying interest to credit card companies. I have good credit and I pay all of my bills on time and in full every month. I have a career in a stable industry (electric utility). I have been employed with the company for almost 15 years. I was hired on in March 1996. I am an engineer by trade, but have progressed into management. I supervise a work group that is responsible for engineering and construction in our local area. Borrower added on 11/24/10 > yak1 Asked > You are currently paying $350/mo for your cc bills can your budget handle $150 a month? What are the amounts, rates, and monthly payments on the debts that your are going to pay off? What you mortgage balance including 2nds and helocs? What is the current market value of your house? What are you doing to keep this debt from reoccurring? thank you --Sent at: Nov 24 2010 07:57:28 PST Answer: When I answered the previous question about my monthly bills, I listed the monthly credit card payment as it would be after getting this loan. I am currently paying $750 per month towards credit card debt and $620 per month on car loans. I plan on using this loan to pay off one car loan which has a balance of $11,500 with a monthly payment of $400. I will use $9500 to pay off the highest interest rate credit card (which Citibank decided to change my rate to 30% for no reason other than they could). That should free up around $300 per month. The remainder will pay towards a lower rate credit card at 13.9%. With this loan I will have a $510 monthly payment plus one car loan payment at $220 and finally $350 will go towards two credit cards with balances of $8500 and $5500 each. The total of these will be $1080 instead of the $1370 that I am currently paying. By freeing up $290 per month, I will be able to pay more towards the two remaining credit cards, and hopefully get out of debt sooner than later. As for the house, I only have one mortgage on my house. The balance is $313,175. The monthly payment (including escrow) is $1900. The last appraisal (approximately one year ago) was $358,000. As for keeping the debt from reoccurring… A portion of the debt has come from using credit cards to pay the routine stuff (gas, groceries, etc.) and not paying off the balance every month. Sadly to say it took about 8 years to figure out this wasn’t working. About 2 years ago we made a change. We switched to a cash system and no longer use credit cards to make purchases. Another large part of the debt has come from poor decisions regarding a house we purchased in 2005. At that time the housing market had been doing really well for years. We moved with a job change, bought a house on the high end of our budget and made substantial improvement to the house that amounted to around $25,000. When we moved just over a year ago and sold the house, we got back what we originally paid for the house, but all of the improvements were a loss. When we made the decision to do this in 2005, recent history was telling us that we would get back everything we put into the house and could possibly make money. As with many others that thought the same, it did not turn out as planned. I realize that I put my self in this situation, but I am working my way out of it. I want to pay off what I owe and put this chapter of debt behind me. By getting this loan, it will give me some traction to pull my way out of this hole. Thanks for your help!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,559.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alabama Power?	I am an Engineering Supervisor. I oversee a work group that is responsible for engineering and construction in our local area.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	mortgage: $1900 car: $220 utilities: $350 credit card debt: $350 phone/cable/internet: $162 cell phone: $60 food: $400 gym: $100 car insurance: $125 health insurance: $175 life insurance: $27 gas (for cars): $200
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	This will depend on how much I can earn in bonus income. The income I stated when applying for this loan does not include any bonus income because it is not guaranteed. In a typical year it would be around $25,000. If this remains, I should be able to pay off this loan along with all other debts in 2 to 3 years. If this does not payout as such, I may need this loan for the full 5 years. I'm hoping for two and a half years right now.
You are currently paying $350/mo for your cc bills can your budget handle $150 a month? What are the amounts, rates, and monthly payments on the debts that your are going to pay off? What you mortgage balance including 2nds and helocs? What is the current market value of your house? What are you doing to keep this debt from reoccurring? thank you	When I typed in a response to these questions, the system would not let it go through. I guess it was too long? I will post the answer to your questions on my summary. Thanks!

Member Payment Dependent Notes Series 616455

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616455	$6,250	$6,250	6.91%	1.00%	December 3, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616455. Member loan 616455 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Coastal Trainning Technologies	Debt-to-income ratio:	23.68%
Length of employment:	10+ years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Coastal Trainning Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I plan to use the money to pay off creditcards. I have been at my job for 13 years since 97 and Dupont just bought us over. My budget is good my take home is 1600 a month

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,236.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616473	$25,000	$15,150	10.36%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616473. Member loan 616473 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,574 / month
Current employer:	Lakehurst Naval base	Debt-to-income ratio:	11.89%
Length of employment:	2 years	Location:	Lakehurst, NJ

Home town:
Current & past employers:	Lakehurst Naval base
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Looking to Consolidate credit card debt into one payment. Borrower added on 11/22/10 > Job Stability: Government Employee currently at 66887 gross for year, On the first pay period of July will increase to 77500-79500 guaranteed. I have never missed a payment and would rather work two jobs then miss any. Monthly Agi after taxes, retirement deductions, health deductions is 3762 with an additional 1020-1250 from my wife's income. Mortgage is 1497, monthly utilities are roughly 400. Debt payments are roughly 750. As stated originally this loan is to consolidate all debt listed into one payment in order to accelerate the payoff time.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,447.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lakehurst Naval base and where did you work prior to that?	I am a Business Financial Manager. Prior to that I worked at Verizon Wireless as a customer service rep, then as a Sales rep.
TWO questions: (1) GS/WG Pay Grade? and (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	1.) General schedule sir. Gs-11 at the moment with Ny metro locality, with a non competetive increase to Gs-12 in July. 2.) I anticipate 2 1/2 years at the moment, but would like to shorten that futher if possible.
Hi Couple of questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. (appreciate if you can give exact figures than ballparks) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses?	Amex-Blue Cash-613.67- Pymt-15 - 15.99 Apr Amex-Blue -10,115.79- Pymt-208 -15.99 Apr Bank of America- 6869.21- Pymt-149 14.24 Apr Chase-5,298.64- Pymt - 129- 17.24 Apr Citicard- 5098.16- Pymt-88 6.24 Apr The debt that would be paid off would be both American Express cards along with the bank of America card and the Chase. The Citi card would be left alone as the standard rate is favorable. Take Home pay for myself is 3762 take home Take home pay for my wife is 1020 base but fluctuates upward to 1250 take home. Savings sits at 1800. Mortgage is 1497 including taxes/Pmi/insurance. Medication tops out at 100 Health insurance premiums are already taken out of the gross income. 135 Electricity 88 Heating 124 Internet/cable/tv 135 Cell phone 42 water/sewage(estimate-billed quarterly.) No tax liens, alimony, or child care expenses.

Member Payment Dependent Notes Series 616492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616492	$21,600	$13,225	6.91%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616492. Member loan 616492 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Fidelity Information Services	Debt-to-income ratio:	14.97%
Length of employment:	10+ years	Location:	Conway, AR

Home town:
Current & past employers:	Fidelity Information Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This is a loan to consolidate credit card debt. I've got a long credit history and have never defaulted on a loan or been late with loan payments. I've been in my current job just over 10 years and have very good job security. After paying mortgage, bills, groceries, etc., I have between 2000-3000 a month left over to pay down debt. Thanks.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,147.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616503	$20,000	$12,250	6.17%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616503. Member loan 616503 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Econo Inn	Debt-to-income ratio:	14.14%
Length of employment:	< 1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	Econo Inn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I want to consolidate my credit cards into one easy to pay loan. The interest rate is very fair. Borrower added on 11/17/10 > In Jan. 1009 I started my owne company, the purpose of my Company was to start a business. My business modle was to start a company specializing as a Professional Hospitality Expert Witness. The economy did not turn around and I was left to fund my new company using my credit cards. I know now that was a mistake and I am pursuing this venu as to lower my interest rate and consolidate my charges. I have taken the job I have as a permanent way to pay you back. I want to consolidate my Credit Card bills and make one payment each month.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,137.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616518	$6,725	$6,725	8.88%	1.00%	December 6, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616518. Member loan 616518 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	n/a	Debt-to-income ratio:	6.62%
Length of employment:	n/a	Location:	NEW CUMBERLAND, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,378.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you employed? Please provide employment details. What is the loan to be used for?	Type your answer here.NO, I AM RETIRED PER MY ORIGINAL APPLICATION. I HAVE A STEADY RETIREMENT FUND THAT COMES THE FIRST OF EVERY MONTH AS LONG AS I LIVE.

Member Payment Dependent Notes Series 616624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616624	$18,000	$11,625	9.62%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616624. Member loan 616624 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	orgill inc	Debt-to-income ratio:	19.90%
Length of employment:	7 years	Location:	sidney, NY

Home town:
Current & past employers:	orgill inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I am a truck driver for a hardware wholesale company that has been in business for 150 years. I have been driving for them for almost 8 years now. My last job was with a large pipe company and was there for 9 years. Have been in the industry for 20 years. My monthly income ranges from 4800 to 5800 gross. I work hard and pay my bills on time. The money is for bill consolidation to make one monthly payment instead of 3 or 4.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,883.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	As of right now i would go the full term of five years.

Member Payment Dependent Notes Series 616722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616722	$12,000	$9,400	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616722. Member loan 616722 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Desert Shores Pediatrics	Debt-to-income ratio:	0.88%
Length of employment:	3 years	Location:	Queen Creek, AZ

Home town:
Current & past employers:	Desert Shores Pediatrics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,196.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Desert Shores Pediatrics?	I am a physician assistant. I have similar responsibilities as a physician but under the supervision of a physician. See web site aapa.org.
Can you tell us about the solar project you plan to install?	I have a 2500 sf home. I am looking at adding a 5KW system with an option to upgrade to 7KW system at a later date. The system is warranted by the manaufacture for 20 yrs. There is alway the possibility that the system will live longer than that. The 5KW will provide about 65% of electric anual bill. In the cooler months, it will provide about 90-98% of the usage. In the hot months, usage of the AC, it will provide about 40-55% of the usage. With energy prices incrasing, I think this in a wise investement for the home. Besides, solar is a renewable energy. You can check out the installers web site at http://theenergymill.com/. Thanks for your questions and support. MM
What are your monthly expenses?	Fixed PMT are as follow: Mortgage 19% of gross income Auto Loan 6% HELOC 12.5% Med Ins 4.5% Other Ins 2.2% Hope this helps.
Why don't you make it easier to figure it out if you would just put dollar amounts for your monthly expenses, not percentages. You would get a better response from investors.	Percentiles are used so that investors can see what percent of gross monthly income is expended in each catagory. This loan will equal about 4% ($368/mo) of gross monthly income.
I support the green revolution and will be funding your loan. Congratulations on reducing your carbon footprint. All the best.	Thanks for your support.

Member Payment Dependent Notes Series 616772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616772	$20,000	$12,000	6.54%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616772. Member loan 616772 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	NASA-Johnson Space Center	Debt-to-income ratio:	2.13%
Length of employment:	10+ years	Location:	Seabrook, TX

Home town:
Current & past employers:	NASA-Johnson Space Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Surprise gift for my wife Borrower added on 11/17/10 > surprise gift for my wife; 34 year civil servant (GS-15) NOT planning any retirement (ever); joint income (with wife's) in excess of $250,000 per year; credit rating probably better than stated herein (haven't looked lately but was about 700 a year ago)

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,803.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain the delinquency from 44 months ago that appears in your credit history? Thanks	There actually were two: (1) Approx. 12 years ago, I co-signed on an auto loan for a former friend---initial payments were not made by this person as agreed---I was on the title, took possession, paid off the loan, sold the vehicle. (2) Similarly, I "owned" a piece of real estate jointly with yet another friend (still is)---this was actually an accommodation about ten years earlier for this friend on her residence---upon receiving a contract for sale (about 4 - 5 years ago), I discovered this friend stopped making payments, thus waiting for the closing. Only the latter 'fits' your question---if there's more, at this time I can't relate so please forward more detail. Also, keep in mind, my credit score is in the mid-700s.

Member Payment Dependent Notes Series 616778

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616778	$20,000	$13,175	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616778. Member loan 616778 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Axsys Technologies, General Dynamics AIS	Debt-to-income ratio:	16.56%
Length of employment:	3 years	Location:	Auburn, CA

Home town:
Current & past employers:	Axsys Technologies, General Dynamics AIS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > This loan is planned to pay off 2 credit cards totalling $20K with interest rates @ 19%+ I have excellent credit history and never had a "bad debt" notice against me. I am currently paying $1000+ per month towards both credit cards so the payment is very affordable and I expect to pay this loan off early. My current gross household income is $12K including my spouses income. We are both mature professionals with conservative fiscal expenses. We do not wish to apply for 2nd mortgages on our two homes due to the housing economy and the potential volitile impact on our home equity. I have been working in my profession for 20 years as a strategic planner and supply chain professional and currently employed 2 years 9 months with Axsys Technologies, a General Dynamics Brand. General Dynamics is a US defense conglomerate and the 5th largest defense contractor in the world. My position is critical to day to day operations for my division, and I am the only person in a facility of 50 persons who can do my job function. So, unless they decided to close my division, I'm here for the duration.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,583.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How is your debt increasing/decreasing over the past few/next few years?	My husband and I are on a plan to be completely debt free by 2015, which means our debt is decreasing. We live on a very strict budget which puts 1000/month in savings while also paying twice the required payment for financed items. We have been paying things off rapidly including 2 house mortgages and car payments. We have already paid off several toys, only have 3 out of 9 vehicles left with payments. no more credit cards once these two are rolled into a new program.

Member Payment Dependent Notes Series 616825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616825	$15,000	$15,000	6.91%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616825. Member loan 616825 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,767 / month
Current employer:	FirstEnergy Nuclear Operating Co	Debt-to-income ratio:	20.68%
Length of employment:	10+ years	Location:	Fremont, OH

Home town:
Current & past employers:	FirstEnergy Nuclear Operating Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Funds to be used to refinance high interest credit card debt. All debts are paid on time (usually automatically withdrawn from my checking, all electronically). My job title includes "in training", which is a promotion into a management position from my previous position. My position is in high demand, so job security is not an issue.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,798.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at FirstEnergy Nuclear Operating Co?	I am currently in a training program to obtain a Senior Reactor Operator license (a supervisor/management position), which will be completed in Dec 2011. I currently hold a Reactor Operator license (obtained in Aug 2005), for the same facility (I went through the same basic program to get this license). My job will be to direct safe operation of a nuclear powered electrical generation plant under all situations.
What are your monthly expenses?	monthly expenses (from net pay [after taxes, employer benefits, savings/401k, etc] of ~$5407) car loans: $896 all insurances: $264 utilities: $472 housing: $1592 credit card: $950 auto expenses (service and fuel): ~$500 dining, groceries, entertainment, other: ~$733

Member Payment Dependent Notes Series 616871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616871	$18,250	$14,600	16.69%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616871. Member loan 616871 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wellstar Health Systems	Debt-to-income ratio:	14.78%
Length of employment:	6 years	Location:	Marietta, GA

Home town:
Current & past employers:	Wellstar Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan will consolidate all of my outstanding debt into one monthly payment thereby making it very easy to pay every month through automatic deduction from my checking account. Borrower added on 11/29/10 > Please note that our gross monthly salary is around $9,000. Our mortgage is $1,600 per month. We are current in all our bills and want to lower our overhead with two children being in daycare. The consolidation of of loans would enable us to take our extra funds to put towards retirement and savings and/or to invest. Both my wife and I have been in full time jobs for over seven years and we both have very good job security.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	7
Revolving Credit Balance:	$7,395.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why the delinquency 7 months ago?	There wasn't a delinquency. My wife and I paid off a Bank of America credit card balance of over $8,000 and instead of zeroing out the account, Bank of America kept tacking interest on to the outstanding balance, even though we had paid in full. We contacted Bank of America and it took them around five months to correct the mistake. This is after we had been loyal customers for years, always paid on our credit card balance on time and they upped our interest rate to 29% without letting us know. We have pulled everything out of Bank of America and we will never use them again!!!!
Please give a breakdown of the current balances/APRs on your credit lines. BTW I have already helped to fund this loan because I hate Bank of America also.	Credit card $7,600 at 9.9% Loan $1,900 at 11.5% Home Improvement loan $8,700 at 9.9% Credit card $1,400 at 12% We were blessed with a surprise baby this year and consolidating will help cut down overhead to pay for daycare. She is seven weeks today and we already have a two year old little girl.
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	It will be paid off in about three years maybe less.
One more question: Position (Job/What you do) for Wellstar Health System?	I am a Registered Nurse.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We have an 80/20 mortgage. The first mortgage is for $157,535 and the second mortgage is $39,945.76. We do not owe any HELOC on our home. Zillow shows a current market value on our home for $191,000. Please also be advised that my wife finishes up her maternity leave and will be returning to work on December 6th. She is a senior paralegal and makes a yearly gross salary of $50,000. She has worked at the same firm for the past seven years. And I have been a Registered Nurse for Wellstar Health Care Systems for six years. I hope this helps with your decision. We would set up an automatic deduction from our checking account for the monthly payments.

Member Payment Dependent Notes Series 616874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616874	$20,000	$12,325	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616874. Member loan 616874 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Second Baptist Church	Debt-to-income ratio:	4.07%
Length of employment:	9 years	Location:	Houston, TX

Home town:
Current & past employers:	Second Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to payoff existing business dept and refinance to a lower rate loan. The business dept was acquired to purchase video production equipment for my production company.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,451.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616877	$15,000	$10,200	6.54%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616877. Member loan 616877 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	22.24%
Length of employment:	3 years	Location:	Lakewood, CA

Home town:
Current & past employers:	Northrop Grumman
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently a Buyer for a large Government Contractor. The department I am with is growing. We add value to the company and therefore are jobs are stable and we are adding new employees in the new year. Paying my bills on time is very important to me. If I didnt have a good credit score I would not be able to apply for such a great loan I have a Best buy with high interest and with a balance of roughly 1200.00 and a household bank Visa with high interest with a balance of 2500.00. That is already 3700.00 a 1/5 of my request. And there are other cards such as Home Depot, Macy's and Sears. I'd like to pay these all off and have one payment I've been with my employer for (3) years as a buyer. I'm also a part time student at a local community College. I'm a hard working individual who lives less than 30 minutes from my employer. I have great credit rating and i'm looking to improve that score my paying off of my debt.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 616919

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616919	$25,000	$22,050	12.23%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616919. Member loan 616919 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	novant health	Debt-to-income ratio:	14.57%
Length of employment:	3 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	novant health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,339.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what type of car did you buy or plan to buy?	Type your answer here. Honda Accord or Nissan Maxima
TWO questions: (1) Position (Job/What you do) for Navant Health? and You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here. I work in Information Technology at Novanth Health. I am a computer Operator Intermediate. I monitor the Mainframe to ensure that all production jobs are running successfully. If a job fails I log into the system log and triage the problem. I anticipate having the loan paid off in two years.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here.2 to 3 yrs.
You have a good credit score. Why don't you apply for financing with Honda or Nissan? They must have rates more attractive than 12%	Type your answer here.I do not want to deal with a dealership at all and the interest rate was not much better.

Member Payment Dependent Notes Series 616927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616927	$16,000	$9,650	6.91%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616927. Member loan 616927 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Youngewirth & Olenick Associates	Debt-to-income ratio:	6.70%
Length of employment:	10+ years	Location:	Lake Forest , CA

Home town:
Current & past employers:	Youngewirth & Olenick Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,743.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	Hi, I am using this loan to refinance our credit card and pay it off faster and get out of credit card debt. Been on my job 12 years. Office manager/sales administrator. I have been married 23 years, I am 44 years old. No kids. Husband has been out of work for a while. We have no other debts. Just our mortgage payment. What else would you like to know? :-)

Member Payment Dependent Notes Series 616933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616933	$12,800	$8,200	5.79%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616933. Member loan 616933 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Allegheny Power	Debt-to-income ratio:	4.99%
Length of employment:	< 1 year	Location:	Smithton, PA

Home town:
Current & past employers:	Allegheny Power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > To do upgrades for rentals

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,049.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you explain how you plan to use these fund for your business?	To remodel and improve a property

Member Payment Dependent Notes Series 616945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616945	$15,000	$15,000	9.25%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616945. Member loan 616945 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Forrest Labs	Debt-to-income ratio:	0.56%
Length of employment:	4 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Forrest Labs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Interested in financing for kitchen remodel. Thank you!

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$850.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hello, Mortgage ($1300/month, have roomate that pays half) Car ($0 company vehicle) Insurance ($0 company vehicle) Cell Phone ($0 company paid) Credit card debt ($600 total balance,usually paid to zero each month) Cable/phone/internet ($200/month) Food ($250/month) Gym($34/month) No Children No school loans Thank you
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hello, Mortgage ($1300/month, have roomate that pays half) Car ($0 company vehicle) Insurance ($0 company vehicle) Cell Phone ($0 company paid) Credit card debt ($600 total balance,usually paid to zero each month) Cable/phone/internet ($200/month) Electric ($100/month) Gas ($100/month) Food ($250/month) Gym($34/month) No Children No school loans Thank you

Member Payment Dependent Notes Series 616963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616963	$12,000	$11,650	8.88%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616963. Member loan 616963 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,025 / month
Current employer:	Dish Network	Debt-to-income ratio:	8.50%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	Dish Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Credit card refinancing...

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give a breakdown of the creditcard debt including the name of the bank as well as the interest rate you are being charged?	DCU - 6000 - 12% APR CHASE - 4000 - 14% APR

Member Payment Dependent Notes Series 617031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617031	$20,000	$15,325	8.88%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617031. Member loan 617031 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,850 / month
Current employer:	McFarland Cascade	Debt-to-income ratio:	7.80%
Length of employment:	10+ years	Location:	Buckley, WA

Home town:
Current & past employers:	McFarland Cascade
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan is for consolidating my existing credit card loans. I've tried several times to ask for a lower rate but have been refused. The original APRs were as low as 12% but then were raised to over 22% with, apparently, no future reduction in rate regardless of balance or payment timeliness.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,918.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list all your debts, including interest rates, and say which ones you will pay off using this loan? Also, please describe your employment. Thanks.	Credit Card #1: $5862.41 owed. Interest rate = 25.24% Credit Card #2: $9180.92 owed. Interest rate = 24.24% Credit Card #3: $5437.74 owed. Interest rate = 9.75% I will pay them all off using this loan. My employment is as a production supervisor for a company that makes pressure treated utility poles and lumber. More specifically, I am the supervisor in charge of the treating plant and the pole production. I've been employed with the company for 15 years and worked as a laborer, then as a QC technician and now as a supervisor.
What are your monthly expenses?	Mortgage: $1700 Cell Phone: $150 Cable/Phone/Internet: $200 Electricity/Gas: $150 Groceries: $500 Student Loans: $1200 Car Insurance: $150 House Insurance: $30 Gas: $400 Prescriptions: $100 Other Misc.: $500
Those monthly expenses don't seem to include credit card payments. What have those payments been, which will now be replaced by the monthly payment on this loan?	No they do not include the monthly credit card payments. I'd thought those had been posted in a previous Q/A but apparently they did not. Credit Card #1: $400 Credit Card #2: $400 Credit Card #3: $300 The payments on the first two are about double the minimum (they have the higher interest rates) while the lower interest rate card I pay less on.

Member Payment Dependent Notes Series 617133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617133	$14,000	$10,700	17.80%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617133. Member loan 617133 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	us army	Debt-to-income ratio:	18.88%
Length of employment:	10+ years	Location:	HINESVILLE, GA

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Im currently in Iraq, I'm active duty military i have been in for 14yrs,Im trying to purchase a motorcycle upon returing after being here for 11months. Borrower added on 11/17/10 > I will not have a problem paying back this loan Borrower added on 11/20/10 > I want to the each and every one of you for your support thank you Borrower added on 11/23/10 > I'm hoping and praying that my loan will be funded by your generosity. Thank you to those who have stepped up thus far. I am more than comfortable with the payment plan that is in place, thank you once again Borrower added on 11/29/10 > As of now i have 1 day of funding on my loan i want to thank everyone who contributed to my loan, thank you and i will not let you down Borrower added on 11/30/10 > I truly appreciate all the generosity given to me from each and everyone of you. Thank you once again

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,313.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Purpose of loan?	im trying to purchase a motorcycle
Please accept a belated, post Vets Day, 'Thank You', from a fellow ex-Army who served in Desert Storm. It will be my honor to help you buy, what must be a VERY nice bike when you return. Peace, out.	thanks for your help and support
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Well my home is in Hinesville,GA (Fort Stewart Area) the House is valued at 135,000 dollars; the appraised value i owe 113,000 on the house never missed a payment VA loan; ive been in the home for 5years. did that answer the question for you are is there something else you need sir or ma'am
TWO questions: (1) U S A Rank?-Pay Grade?-ETS? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am a SFC/E-7, Im going to do at least 22 years unless I make this next E-8 list then i can stay in longer, but my intentions are to pay this loan off as soon as possible.3 to 4 years, being in iraq now i can double the payments thats why im getting the loan now. thanks for your concern.
Loan now 65 pct funded and eligible for issue. If loan does NOT fully fund (100 pct) will you accept partially funded loan? Lender 505570 USMC-RETIRED MSgt E-8	Yes i will take it to help out with the purchase of the motorbike, thank you for your concern

Member Payment Dependent Notes Series 617145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617145	$18,000	$18,000	19.29%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617145. Member loan 617145 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	commonwealth of massachusetts	Debt-to-income ratio:	13.38%
Length of employment:	5 years	Location:	brockton , MA

Home town:
Current & past employers:	commonwealth of massachusetts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > will be used for debt consolidation Borrower added on 11/17/10 > will be used for debt consolidation

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,073.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail debt you are planning to pay off, include interest rate. Thanks	credit card debt 8770.00 at 29.9% and 7040 at14.7%
What do you do for the commonwealth of massachusetts?	i am a correction officer
What was your delinquency 38 months ago?	i am in the army reserves and deployed to iraq. during the mob process i got behind on a couple of bills because of lack of internet access
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	3-4 yrs
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	178,000.00/220,000.00
Why woudl you pay back a 4.7% loan with this loan at 19.29%??	the smaller of my two debts has an apr of 14.7% and the larger of the two has an apr of 29.9%.

Member Payment Dependent Notes Series 617155

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617155	$8,500	$5,500	5.79%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617155. Member loan 617155 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Harbor-UCLA Medical Center	Debt-to-income ratio:	22.03%
Length of employment:	2 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Harbor-UCLA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Monies to be used to pay-off $8150 worth of credit-card debt. I have been budgeting $450-500 dollars per month on credit card payments. Would like to be able to pay off my credit card debt so I can focus more on my student loans. I have been employed for over two years now, have at least 6 months left on my current contract; can extend and make slightly more or begin earning a true physician's salary beginning in July (~$100,000)

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,648.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Harbor-UCLA Medical Center and where did you work prior to that?	I'm currently a resident physician at Harbor-UCLA Medical Center, finishing up my speciality training. Before that I was in medical school, before that I was in graduate school and worked as a graduate student researcher. Before that I was in college.
What are your monthly expenses?	Rent (~$1000), phone (~$80), internet/tv (~$100), student loans (~$300), gasoline (~$150), credit card payments (~$400); those are the fixed, budgeted items. The remainder of the expenses are groceries, dining out. I do not live paycheck-to-paycheck.

Member Payment Dependent Notes Series 617175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617175	$21,000	$13,225	9.62%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617175. Member loan 617175 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,350 / month
Current employer:	Ball Aerospace and Technologies Corp.	Debt-to-income ratio:	0.32%
Length of employment:	8 years	Location:	Denver, CO

Home town:
Current & past employers:	Ball Aerospace and Technologies Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Purpose of loan: This loan will be used to assist me in coming up with the down payment on my first home! My financial situation: I am a good candidate for this loan because I have exhibited good financially stability over the past 8 years. I have been in the same industry (defense/aerospace) and job function (Contracts Negotiator) for these 8 years. I make $100,000/year and have an excellent credit score. I have a sufficient salary to make the monthly payments (as shown below). I will be using part of my own savings towards the down payment. Monthly net income: $8,464 ($4,244 from salary-after taxes, 401K, etc and $4,220 from rental income from investment properties) Monthly expenses: $7,450 Housing: $1400 (rent) Insurance: $120 Car expenses: $0 Utilities: $100 Phone, cable, internet: $100 Food, entertainment: $200 Clothing, household expenses $250 Credit cards and other loans: $1500 (paid off monthly) Investment Property Mortgages (PITI): $3,780 Other expenses: $0

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,585.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
From the info you have provided it appears as if you only have about a $1,000 a month cushion, if this payment is added you will only have about $500 a month of cushion. Are comfortable cutting your monthly cushion in half?	Hello, thank you for the question. I am comfortable with cutting my monthly cushion in half because I did not include any of my wife's future income in the loan request. My wife is completing her graduate degree in December and has already received interest from potential employers. Her starting salary would be roughly $40K to $50K which would increase the cushion substantially. Let me know if you have any more questions or need any further clarification.
Thanks for the reply, one more question. So are you moving out of city/state? Are you changing jobs?	I moved from Los Angeles to Denver in May 2010. I did change companies due to the move, but I am still in the same industry (defense/aerospace) and the same job function (Contracts Negotiator). I've been doing this type of work in this industry since June 2002.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Hello, thanks for the question. I would like to pay this loan off earlier than the 5 years. I chose 5 years so that the payments were more manageable in case I have any unexpected expenses in the first year or so with the house. If I was to pick a timeframe, I'd like to shoot for 2-3 years. Let me know if you need more info. Thanks!
Just FYI -- When you go to purchase your home, there will be a statement in your mortgage paperwork asking you to verify none of your down payment has been borrowed from other sources. This will also not look good when you go to apply for a mortgage.	Thanks for the info. I have thought of and will need to address it with the mortgage company. I appreciate your help!

Member Payment Dependent Notes Series 617181

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617181	$18,000	$10,900	6.54%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617181. Member loan 617181 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,933 / month
Current employer:	BOCES	Debt-to-income ratio:	14.31%
Length of employment:	10+ years	Location:	West Coxsackie, NY

Home town:
Current & past employers:	BOCES
Education:

This borrower member posted the following loan description, which has not been verified:

Please help me Fund my Solar Array, and pay day a few high interest Credit Cards... I have been at the same Job for over 10 Years.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,881.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617188	$15,000	$10,025	9.99%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617188. Member loan 617188 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,367 / month
Current employer:	Sikorsky Aircraft Corporation	Debt-to-income ratio:	13.65%
Length of employment:	3 years	Location:	Seymour, CT

Home town:
Current & past employers:	Sikorsky Aircraft Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > This loan is as stated, to consolidate some debt that has built up. The repayment of the loan is designed to fit into a my long term budget plan. I am a trained and educated professional with extremely stable employment. I am also new to this type of lending, which I find very interesting.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,027.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Sikorsky?	I am a Logistics Program Manager
What are your monthly expenses?	My expenses are roughly $2,500,as I have recently completed payment on a few bills (car, furniture, credit card and schooling).

Member Payment Dependent Notes Series 617250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617250	$18,000	$10,925	9.25%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617250. Member loan 617250 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.10%
Length of employment:	5 years	Location:	Denver, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Hey Gang! thanks for your help. This is for an engagement ring that I want to purchase. It is beautiful ,and I am going to propose soon. I have great credit and I am a successful Chiropractic doctor.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	62
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	18.82%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Who is your employer and could you briefly list your responsibilities?	I am a doctor in private practice. I am self employed so therefore my responsibilities are many! I am in charge of the viability and future of the practice, training and hiring staff, marketing and sales, facilitating healing, financial planning, etc. Thanks for your consideration!
Hello, have you already chosen a wedding date? Also, will you be using a wedding planner?	we have not set a date. more specifically this is for the actual engagement ring itself. We will not be using a wedding planner. thanks for your consideration!
When did you graduate medical school?	December 2004.

Member Payment Dependent Notes Series 617277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617277	$12,000	$7,325	6.91%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617277. Member loan 617277 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bed Bath & Beyon	Debt-to-income ratio:	24.06%
Length of employment:	7 years	Location:	Jersey City, NJ

Home town:
Current & past employers:	Bed Bath & Beyon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I am at my current job for 8 years with a debt free company that is financially stable. I own my home that is fully paid off and been living in for 23 years. These funds will be used to pay off higher interest credit cards to pay off faster and get debt free.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	70
Revolving Credit Balance:	$20,519.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thank you for your interest. I see this as a good opportunity to lower my current interest rates on credit card debt and an opportunity for you, as an investor, to get a good rate of return on your investment. I am good for repaying this loan and I would appreciate my privacy and personal financial status is respected.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Thank you for your interest. I see this as a good opportunity to lower my current interest rates on credit card debt and an opportunity for you, as an investor, to get a good rate of return on your investment. I am good for repaying this loan and I would appreciate my privacy and personal financial status is respected.

Member Payment Dependent Notes Series 617343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617343	$20,000	$12,500	6.54%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617343. Member loan 617343 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Lehigh Valley Health Network	Debt-to-income ratio:	9.23%
Length of employment:	3 years	Location:	EASTON, PA

Home town:
Current & past employers:	Lehigh Valley Health Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Hello, my name is Gregg, I am a practicing ER physician, living on the east coast with my wife and daughter. My wife and I already have one income producing property but we stumbled upon this great old Victorian that was converted into apartments. It's a definite money maker. They require 20% down on a purchase price of $79,000. With closing costs we are looking at roughly $20,000. We are in the process of refinancing our current residence, and our cash is tied up in the close. I have a strong credit history and a respectable income. We're trying to make a nest egg for our daughter. Thanks for your consideration. Borrower added on 11/17/10 > Hello, my name is Gregg, I am a practicing ER physician, living on the east coast with my wife and daughter. My wife and I already have one income producing property but we stumbled upon this great old Victorian that was converted into apartments. It's a definite money maker. They require 20% down on a purchase price of $79,000. With closing costs we are looking at roughly $20,000. We are in the process of refinancing our current residence, and our cash is tied up in the close. I have a strong credit history and a respectable income. We're trying to make a nest egg for our daughter. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,664.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 617391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617391	$5,000	$5,000	8.88%	1.00%	December 1, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617391. Member loan 617391 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,330 / month
Current employer:	Selma Church of God	Debt-to-income ratio:	5.89%
Length of employment:	2 years	Location:	kenly, NC

Home town:
Current & past employers:	Selma Church of God
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > i've been involved in the ministry for 28 years, fulltime for 24. i am currently getting eaten alive by interest fees on 7 credit cards. this loan will save me a significant amount of money.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	35
Revolving Credit Balance:	$61,604.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617398	$3,000	$3,000	10.36%	1.00%	December 2, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617398. Member loan 617398 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,800 / month
Current employer:	The Kramer Group	Debt-to-income ratio:	21.28%
Length of employment:	1 year	Location:	Orlando, FL

Home town:
Current & past employers:	The Kramer Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Personal loan for training

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$7,584.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for The Kramer Group and where did you work prior to that?	I am a Software Development Manager in the Healthcare Technologies Field. Prior to that I was a Software Development Manager at Paychex, Inc. for 10 years
Please explain the last delinquency?	To be honest, I have no idea what that is related to.

Member Payment Dependent Notes Series 617426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617426	$10,000	$10,000	12.61%	1.00%	December 2, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617426. Member loan 617426 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,400 / month
Current employer:	Doug Nylund Construction	Debt-to-income ratio:	11.85%
Length of employment:	9 years	Location:	vineland, NJ

Home town:
Current & past employers:	Doug Nylund Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I am recently divorced and looking to relocate. I have worked hard to rebuild my credit which has not always been stellar. Current monthly expenses average 700 monthly so I can well afford the terms of this loan. I have been with same employer for 9 and half years and consider myself a valued employee

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	7
Revolving Credit Balance:	$592.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I currently live with a relative who owns the home but I am not required to pay to live here.

Member Payment Dependent Notes Series 617449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617449	$14,000	$10,375	10.36%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617449. Member loan 617449 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	TMP Worldwide	Debt-to-income ratio:	18.33%
Length of employment:	2 years	Location:	Metuchen, NJ

Home town:
Current & past employers:	TMP Worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > This loan will help me pay off my high interest credit card balance. I work as a graphic designer at Advertising agency and it is a good stable job. I have been paying extra $400/month on one of my credit card but it hasn't helped since interest rate is too high. This loan will help me tremendously to reach my goal of getting rid of debt in 3 years. Thank you!

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	78
Revolving Credit Balance:	$24,142.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have Bank of America of credit card balance of $ 11,000 plus other credit cards for $15,000 at 25% APR. I pay around $1400/monthly to pay off my debt but haven't been able to reduce my balance. So, I am interested in this loan which is much lower interest rate and would help me tremendously.

Member Payment Dependent Notes Series 617470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617470	$18,000	$11,275	10.36%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617470. Member loan 617470 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Caltrans	Debt-to-income ratio:	21.68%
Length of employment:	2 years	Location:	Temple City, CA

Home town:
Current & past employers:	Caltrans
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,600.00	Public Records On File:	1
Revolving Line Utilization:	32.10%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Caltrans?	Type your answer here. I am a Right of Way agent in the Project Delivery section.

Member Payment Dependent Notes Series 617528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617528	$18,000	$11,225	6.17%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617528. Member loan 617528 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	E & E Co. Ltd.	Debt-to-income ratio:	14.29%
Length of employment:	3 years	Location:	Sacramento, CA

Home town:
Current & past employers:	E & E Co. Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,342.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617538	$25,000	$16,925	13.72%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617538. Member loan 617538 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	flexcel co inc	Debt-to-income ratio:	3.77%
Length of employment:	10+ years	Location:	MARSHALL, TX

Home town:
Current & past employers:	flexcel co inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > This loan will be used to purchase a shop building at my home. i have an excelent credit score .i have been employed at the same job for 34 years .i presently am the plant manager . Thanks for investing in my loan . I plan to become a member and start investing soon Borrower added on 11/26/10 > My shop building will be steel and it will be 30 by 40 with 14 foot walls 2 -12 by 12 garage doors and 2 walk in doors on cement . I found lending club thru lending tree ,after going to my local banker who wanted collaterial for an unsecured loan . At this time i do not want to put anything up , as in my truck or my tractor or heloc in my home .If this loan is not funded i will go back to the bank and put up collaterial . thanks Jimmy

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,583.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at flexcel co inc?	Type your answer here. I am presently the plant manager . We make gas and oil well cementing parts . I have been employed here 34 years . Thanks
Specifically, what are the loan proceeds to be used for?	Type your answer here I plan to build a 30 by 40 by 14 metal shop to place 4 wheelers , a tractor , and a travel trailer in . Plus storage . I own a 2705 square foot home I built 3 years ago and I need to get items out of my garage . Also I have been employed at flexcel for 34 years . Thanks
Can you explain the delinquency shown as occurring 32 months ago?	Type your answer here.32 months ago was the time we moved into our new house . my wife had a jc penny credit card and for some unknown reason they never got our new adress . she made 2 late payments about the same time . other then that my credit file has all high marks with a score of 790
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Type your answer here.Thanks for the tip . I will do it immediately .
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I just recently refinanced my home thru quicken loans with a 3.85 % apr for 15 years . I owe 206000.00 and it appraised for 268000.00 . I do not have any heloc taken out on my home .
What progress have you made in getting Lending Club to approve your Credit Review Status? Some investors, of which I am one, will not commit funds to a loan prior to such approval. Remember, your loan is competing for funding with approximately 500 others and you now have seven days to raise $15K.	Type your answer here. I wish i knew , I called lending tree and was told its in review . i have sent payroll stubs ,copies of my W-2's and form 4506-T (transcript of tax return ). All the items they have requested i have faxed back to them on the same day . They have verified employement with my boss . Thanks for considering me for a loan.
Unfortunately, you and Lending Club are at the mercy of the IRS to respond to a Form 4506-T on a timely basis. I will continue to check back.	Type your answer here.Thanks i appreciate your input .
By the way, why did you call Lending Tree about your Credit Review Status with Lending Club?	Type your answer here.To see why it was taking so long to verify and to ask if there was anything I could do to speed up the process .
Oh, you were referred to Lending Club by Lending Tree.	Type your answer here. Yes i was, but in the earlier answer i meant lending club not lending tree . Thats what i get for answering a question at 6 am

Member Payment Dependent Notes Series 617588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617588	$8,400	$6,100	5.79%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617588. Member loan 617588 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Herban Essentials	Debt-to-income ratio:	15.32%
Length of employment:	3 years	Location:	Santa Barbara, CA

Home town:
Current & past employers:	Herban Essentials
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Hello! Thank you for considering my loan. I will use the $8400 to pay off an unsecured personal loan with Wells Fargo ($6100 at 14%) and my American Express card ($1900 at 23%). I have excellent credit and have never had a late payment, let alone a delinquency. I currently net $3,000 a month and only pay $500 in rent. I pay $75 a month towards the $6500 remaining on my student loan at 2.6%. I pay $120 a month towards a $5800 balance on a CitiBank line of credit at 7%. Other than that I have $200 in fixed expenses (Car Insurance, cell phone, gym). I own my car, which is worth about $6500. I have been at my current job for 3 years. Please let me know if there are any other questions I can answer! Thank you.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,629.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617596	$20,000	$12,175	6.54%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617596. Member loan 617596 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	LogRhythm, Inc.	Debt-to-income ratio:	15.22%
Length of employment:	2 years	Location:	Superior, CO

Home town:
Current & past employers:	LogRhythm, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I plan to use the funds to pay off my credit card and then will not use my credit card. This will allow me to save money and will prevent me from going further in debt. I am a good borrower because I pay on time and am responsible. My job is very stable and we are growing every year even in this unstable economy. I am consolidating the information that has been requested (taxes, paystubs, etc...) and will have those faxed by Tuesday 11/23 morning.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,348.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617663	$8,000	$5,800	5.79%	1.00%	December 6, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617663. Member loan 617663 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	NYC Department of Education	Debt-to-income ratio:	4.80%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	NYC Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I invest a lot myself, which means when these costs came up most of my money was not liquid. This loan will help with costs of the ring up front and other wedding-related expenses as the big day arrives! It should also help to build even stronger credit so I can borrow for a house later down the road. Borrower added on 11/30/10 > Thank you to the ninety-three people who have invested in this loan already. As the loan approaches its expiration date for funding, I'd like to write a final appeal to potential investors stating simply that I would be very appreciative if this loan was funded to at least sixty percent. This will allow me to obtain the engagement ring before the holidays, which will be spent back in our home states with both of our families. Thank you very much.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$607.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the NYC Department of Education?	I'm a classroom teacher in the South Bronx.

Member Payment Dependent Notes Series 617683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617683	$20,000	$14,800	15.57%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617683. Member loan 617683 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	BMA of NC Inc	Debt-to-income ratio:	13.97%
Length of employment:	< 1 year	Location:	Chapel Hill, NC

Home town:
Current & past employers:	BMA of NC Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Securing this loan will help me pay off credit card debt faster and at a lower interest rate. In turn it will free up monies over the next few years to help my growing childen with their college educations. It has taken too long to learn that I simply cannot have credit cards. Thank you for your help. Borrower added on 11/21/10 > Having a lower interst rate will help since I always pay on time and always more than the minimum due. Getting out of the credit card cycle is my main goal. 100% of the money invested will go to this. Thank you for your generosity. Borrower added on 11/27/10 > Even since applying for a loan I have been able to sell large ticket items I didn't really need and pay off a smaller credit card. Thank you! I feel postitive, empowered and motivated.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	4
Revolving Credit Balance:	$23,004.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I thought i asked the following Q few days ago [if ntt, sorry for taking so long to ask it]. note that you have only 3 days left, your loan is not even 1/2-funded, and many lenders require the following info before funding a loan. i really want to contribute to your loan, depending on your answers to these questions. 1- what was delinquency 4 mo ago. 2. for each and every debt you plan to pay off with this ~18% loan, please itemize the AMOUNT you plan to pay on that debt AND, IMPORTANTLY, the RATE on that debt. 3. ESSENTIAL: If any of those debts are at under 18%, please provide a fiscally responsible reason for wanting to incur THIS >18% debt in order to get rid of THAT <18% debt. Thanks	The deliquency was due to moving. The bill was lost in the re-routing of my mail. I made a payment immdiately when they called and corrected the address. All debts are > 24%. Part of the money received from this loan will pay off 2 debts in full.. The remainder will go to the final debt and make a huge difference: I will have lowered the debt and will continue to pay more than the amount due thereby paying it off faster.

Member Payment Dependent Notes Series 617718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617718	$2,500	$2,500	6.91%	1.00%	December 3, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617718. Member loan 617718 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Masala Indian Kitchen	Debt-to-income ratio:	24.79%
Length of employment:	< 1 year	Location:	Scott, LA

Home town:
Current & past employers:	Masala Indian Kitchen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$231.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 617729

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617729	$20,000	$16,150	18.54%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617729. Member loan 617729 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Univision Communications	Debt-to-income ratio:	14.33%
Length of employment:	8 years	Location:	New York, NY

Home town:
Current & past employers:	Univision Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I plan to use this loan to pay off my credit card debt. I am a good loan risk because I make my payments on time. I also have a very stable job. I have been working in the same company for the last 8 years. The company is doing well so I feel confident my job is not at risk. I know credit card debt does not look very good but I end up with this much debt as I end up having unespected expenses last year and I was not prepared for them. I used the credit cards to make those payments instead of asking for a personal loan or line of credit at that time. I think people learn from mistakes. Any help in funding my loan will really be appreciated! Thank you,

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,523.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	Type your answer here. 2 of my credit cards have a very high balance 8K while one has 2K. I noticed in my credit report that this has lowered my overall score because even if I pay on time I still keep carrying a very high balance. One of the reasons why I asked for this loan is to clean those accounts which in time will bring my credit score up and at the same time keep making my payments on this loan if I get it. I am able to make my credit cards payments right now, as I have not miss a payment , but I end up making payments that are much higher in a monthly basis than the payment I will be making in the future if i get this loan. While I am working hard in reducing my credit card debt that debt is affecting my score in a more negative way than this type of loan would if i get it. My cards are not max out but they are carrying like 80% of my allowed credit.
Please detail your monthly expense. Thanks	I spend approximately 40% of my monthly net income on my fix expenses (rent and utilities-cable, light, gas, cellular). I spend approximately 27% of my montly net income on paying off my debt. I allocate the rest of my income in food, transportation and for personal expenses.
Two questions: (1) Position (Job/What you do) for employer? a-n-d (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I plan to off the loan before 5 years. I hope to pay it off within the next 3-4 years.
What is the current $ monthly total payment that you make for your credit card debt?	I pay more than the minimum as I want to pay my debt as soon as possible. I usually pay 800 or more when my monthly expenses are lower.
if you feel comfortable telling us, what were the unexpected expenses last year?	I carried a balance in my credit cards at the beggining of last year but not as high. Last year I paid for two big expenses that I was not prepared for and that is the main reason I am in this position right now. I needed to fix a problem I had in my mouth and i got an implant, the crown that goes with it and a bone graph. That can be very expensive because the insurance only corevers a portion of it. Then almost at the end of the year I had a death in the family, it was very sudden because it was caused by a heart attack. Medical bills were covered because he had insurance but not the funeral services etc. I devided the expense between my brothers and myself.
I hope this is not the case, but if your loan does not fully fund before expiration. What do you intend to do, accept the loan at current funding, relist, or something else? Thank You	I will keep making my current payments and look for another loan to pay off at least part of the credit card debt I have.

Member Payment Dependent Notes Series 617755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617755	$24,000	$14,625	9.25%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617755. Member loan 617755 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,760 / month
Current employer:	Kforce-Lockheed Martin	Debt-to-income ratio:	14.76%
Length of employment:	1 year	Location:	FORT WASHINGTON, MD

Home town:
Current & past employers:	Kforce-Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This debt consolidation loan is a plan that I call freedom. I plan to pay this off before the 3 years are up. I am retiring from the military in December and I currently work for the Department of Homeland Security. This will be a safe investment for all that decide to assist.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,243.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance shows 2243 but you are requesting 24K. What loans do you expect to pay? What are the APRs, balance and min payment on those?	I am glad that you asked this question. I actually don't need 24,000. The sum of my bills is a little over 23,000 but there wasn't an option for that. after going over my bills I don't need that much either. I only have possibly 5 bills that would require refinancing. They are as follows: Citifinancial 20.99% $147.00 $5237.29 Home Depot 26.99% $93.00 $2741.75 USAA Credit 10.9% $98.00 $3,721.08 BillMeLater 19.99% $40.00 $1346.42 and possibly Pentagon Fed 10.00% 387.00 $5,323.85 for a total of $18370.39 ........

Member Payment Dependent Notes Series 617775

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617775	$25,000	$15,075	12.98%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617775. Member loan 617775 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	Community Portable Xray	Debt-to-income ratio:	4.16%
Length of employment:	1 year	Location:	Kyle, TX

Home town:
Current & past employers:	Community Portable Xray
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I'm investing in a Dvd Kiosk and starting the business up. These funds will help get me on the right path.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,362.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What can you expect to make in a month from selling DVDs at your DVD Kiosk? Is there a business model or is the a kiosk that you will be creating from scratch? buying all your own DVDs?	I will be buying the kiosk from a company called dvdnow kiosk based out of Toronto. They will give me full customer support for any problems that arise. I set my own prices for the DVD's and the difference between this and say a redbox is that I can rent new releases the day they come out. I will be set up with a company to buy the DVD's at warehouse prices and will also be able to rent games and blu ray. The machine holds 250 and the company says I should start off with 90 disc. I will rent new releases for 2 dollars a day and previous released titles for 1 dollar. There aren't any of these machines in my area so I'm planning on at least making 200 a week.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The currrent market value of my home is 140,000. I put 25,000 down on the house when I moved in this past February.
Are there any redbox or other DVD kiosks in your area? If your DVD business fails, will you still be at your other job to pay the balance of the loan?	There is a blockbuster DVD box about 3 miles away by another housing subdivision. This is definitely an inconvenient for the people around my area. I'll be working full time still to pay off this loan but all the profits from the kiosk will go towards paying it off.
Will you continue to work at your present location?	Yes full time.

Member Payment Dependent Notes Series 617788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617788	$10,000	$6,175	6.54%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617788. Member loan 617788 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	BCRA Design	Debt-to-income ratio:	17.00%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	BCRA Design
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Pay down debt

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,197.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BCRA Design and where did you work prior to that?	I am a senior landscape architect responsible for urban planning and designing government campuses (green roofs and etc.). Prior to that I was a small business owner performing almost the same role I do now.

Member Payment Dependent Notes Series 617799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617799	$25,000	$15,175	16.32%	1.00%	November 30, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617799. Member loan 617799 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Blue Mountain Equipment Rental	Debt-to-income ratio:	22.19%
Length of employment:	4 years	Location:	Carmichaels, PA

Home town:
Current & past employers:	Blue Mountain Equipment Rental
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I really could use the money I applied for. I plan to use the money to pay some back taxes and to consolidate some bills. I just want to get my finances in order. I will have no problem paying back the money and I always make my payments on time. I have a very stable job and my monthly gross income is around $7,000. Borrower added on 11/24/10 > I also wanted to add that my home mortgage is only about $420 a month. Borrower added on 11/30/10 > I really would like to get my loan funded. Would really love to pay off those credit card balances and back taxes to get my financial life back in order. It would be a huge stress relief.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,133.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give the specific credit cards you are consolidating, the balance owed, plus the interest rate? Thank you	Mastercard approx $4500. Citifinancial line of credit approx $7000. Bank of of america line of credit approx. $4000
What do you do at Blue Mountain Equipment Rental?	Branch Manager of the company. We rent and sell heavy equipment. We currently have three locations and are looking to expand.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home loan is about $62,000 and my home is worth approx. $120,000.
You've only list $15.5 k in debt what are you going to do with the other 9.5 k?	I do apologize. I forgot to add the other balance of 6k. I had it figuered for 21.5k for balances and the extra 3.5k for whatever I needed. Again, my mistake.

Member Payment Dependent Notes Series 617833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617833	$20,000	$12,100	6.54%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617833. Member loan 617833 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	EnerNOC	Debt-to-income ratio:	13.26%
Length of employment:	3 years	Location:	Walnut Creek, CA

Home town:
Current & past employers:	EnerNOC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Debt Consolidation and home expenses Borrower added on 11/17/10 > Hi, the purpose of this loan is to consolidate 2 credit cards and to perform some upgrades at my home Borrower added on 11/17/10 > The purpose of this loan is to consolidate two credit cards, and to perform a few home improvements. The monthly payment is a small part of my monthly income and I will have no problems making the payments, the main reason I'm trying out this route is the lower interest rate available to me over a traditional bank. I'm an engineer in the energy field and my job is really stable. Thank you for your time and consideration. Borrower added on 11/22/10 > Thank you for everyone who has invested in me so far, if any of you have any questions feel free to ask Borrower added on 11/24/10 > I wanted to add a little bit more information about what I do for a living. I’m a mechanical engineer (PE) working in the energy efficiency business. My role is to work with new and existing buildings/facilities to make them more energy efficient. My duties include commissioning buildings and performing energy audits and energy studies.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,928.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617872	$20,000	$20,000	6.91%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617872. Member loan 617872 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,566 / month
Current employer:	Pro-Pac International, Inc.	Debt-to-income ratio:	9.00%
Length of employment:	7 years	Location:	Waxhaw, NC

Home town:
Current & past employers:	Pro-Pac International, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,732.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	Type your answer here. My name is David and I have a wife and 6 year old son. I have a stable job as a General Manager for an International shipping company, I have been with this company for over 7 years. My wife has taken a job at a pre-school to help out with our finances as well. My wife and I have always worked hard to keep our credit strong and we have never been late on any payments as is reflected in our credit scores. Over the past two years we have come upon some hard times with unexpected medical bills which, even though we are insured, have caused us to borrow against credit cards to keep the doctors and hospital paid. Even though we still have a great deal of available credit, the card companies have been raising our rates and cutting credit lines. The changes they have been making have substantially increased our minimum payments putting us in a very stressful situation. We feel very uneasy having this money out there on cards, it is good to have them but we never intended to use them for this purpose. We are looking to consolidate everything into one loan with a fixed rate so we can get the balance paid off in a structured manner and get this difficult time behind us. The medical issues are resolved and there should be no long term effects. I had this loan listed once before but it did not receive enough funding as I was told by member services that this sometimes happens on loans with lower interest rates as people may be looking to fund loans with a higher return. We are optimistic that it will work out this time around and truly hope it does as our other options are pretty much exhausted at this time. I apologize for the rambling message but wanted to give you an honest evaluation of our situation. Thank you for your interest.

Member Payment Dependent Notes Series 617879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617879	$25,000	$15,300	20.03%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617879. Member loan 617879 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.46%
Length of employment:	9 years	Location:	Leander, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,550.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Xerox/Acs State Health Care, LLC 2828 North Haskell Dallas, TX 75204 Nurse/authorization specialist
Please explain where your income comes from.	Xerox/Acs State Health Care, LLC 2828 North Haskell Dallas, TX 75204 Nurse/authorization specialist
what is your business? What is this money for? Why do you need this loan with a 10k / mo income?	to expand the business going to purchase new equipment for growth in the rehab of propeties
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current Market Value - $96,000 Mortgage Balance - $72,000

Member Payment Dependent Notes Series 617907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617907	$12,000	$9,500	10.36%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617907. Member loan 617907 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Cambridge Associates	Debt-to-income ratio:	24.34%
Length of employment:	4 years	Location:	Boston, MA

Home town:
Current & past employers:	Cambridge Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I plan to use the funds to consolidate and pay off high interest rate credit cards. I am never late with bill payments and have the means to pay on time every time, as the monthly payment will be less than what I am paying now. Borrower added on 11/19/10 > The credit cards I plan to pay off are: Chase Visa - 13.24% APR HSBC Visa - 15.99% APR

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,209.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Current Monthly Expenses: $1,200 for Rent Approx. $600 for student loans Approx. $200 for food Approx. $100 for utilities Approx. $300 for current Credit cards Incidental expenses $100 This loan will be used to pay off 2 credit cards and then they will be retired, so no new debt will be added.

Member Payment Dependent Notes Series 617930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617930	$8,000	$4,975	5.79%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617930. Member loan 617930 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	The Rockefeller University	Debt-to-income ratio:	4.03%
Length of employment:	< 1 year	Location:	Sewaren, NJ

Home town:
Current & past employers:	The Rockefeller University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I will be using this loan to pay off my credit card debt, which went up as a result of home renovations for my new home (purchased 2 years ago). I have great credit, never defaulted on a loan and have a very stable job in a stable industry.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,735.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	The loan is to consolidate my debt. I recently opened a mint.com account and it was recommended that paying a low interest loan was better than paying my higher interest credit cards.

Member Payment Dependent Notes Series 617943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617943	$25,000	$15,650	14.83%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617943. Member loan 617943 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Altria Group	Debt-to-income ratio:	15.90%
Length of employment:	< 1 year	Location:	NIXA, MO

Home town:
Current & past employers:	Altria Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I am seeking to reduce monthly payments by means of a debt consolidation loan. The unsecured debt was mainly incurred as a result of a spousal layoff and subsequent divorce.  As my credit report shows, I am diligent in paying on time and have never had a late payment or delinquency. I am fully confident that I can pay this loan on time and in full!   Borrower added on 11/22/10 > Thank you to all the investors of my loan! I greatly appreciate it! Borrower added on 11/23/10 > To all potential investors, I wanted to provide a little personal background. I am 33 years old, divorced and have a secure job that provides me with a net income of $3480 per month. I purchased a home in November 2008 and owe $105,000. I recently had an appraisal completed and it showed a home value of $110,000. I do not have a HELOC on this home. I am very fortunate to be provided a company vehicle, for work and personal use, so my personal car is for sale and priced well. I anticipate selling it quickly, which would leave me without a payment and required insurance. Currently, my monthly budget is: Cable/Internet/Home Phone $30.00 Personal Car Insurance $68.00 Personal Car Payment $340.00 Cell Phone $65.00 Groceries/Household $350.00 Mortgage $925.00 Utilities $125.00 $1,903.00 The debts that I intend to pay off with the debt consolidation loan are: Card Name Balance APR Monthly Payment Citi $5,240.48 22.90% $150.00 American Express $5,472.96 15.24% $700.00-$1000.00 Chase $7,057.35 11.24% $126.00 FIA $6,905.33 11.99% $137.00 The total monthly minimum credit card payment I incur is $1113-$1413 per month. Including minimum credit card payments, my monthly expenses are $3050-$3350. As you can see, there is not a lot of wiggle room for emergency or miscellaneous expenses. In essence, I can only afford to make the minimum monthly payments and that simply isn’t good enough for me. I truly believe in being debt free and would greatly appreciate a chance to get ahead of the game. A debt consolidation loan would provide me this opportunity. I would be able to decrease my monthly payments and secure a savings cushion. I depleted most of my savings to pay towards debt. While all unsecured debts are being paid and once they are paid in full, I will be and will remain fully committed to living debt free. I have no doubt that I will be able to pay this loan in full and on time each and every month! Thank you for your consideration!

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,512.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the debts you intend to pay off with this loan. Thanks!	Citi Bank-Balance: $5,241 APR: 22.9% Monthly Payment: $150 American Express-Balance: $5,474 APR: 15.24% Monthly Payment: $750-$1000 Chase-Balance: $7057.45 APR: 11.24% Monthly Payment: $126 FIA-Balance: $6905 APR: 11.99% Monthly Payment: $137 Thank you for your inquiry! As you can see, a debt consolidation loan would dramatically lower my monthly out of pocket expenses. Since, I'm an "on time, never late payor, I struggle monthly with making just the minimum payments. Again, thank you for your interest!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your questions. My current mortgage loan balance is $105,000. I recently had an appraisal completed and my home is valued at $110,000. I have lived there 2 years, this month. I do not have a HELOC on the home. Thank you for your interest, it is greatly appreciated!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest!. I received your question on 11-23 and answered it fully. Also, please read my loan description. Again thank you!
why do you want to pay off 11% debt with an 18% loan. this costs you more money, not less.	Thank you for your question, it is for sure warranted. Because of the large, monthly amount I pay in minimum payments, I simply cannot afford to pay more than the minimum payment on the card that has an 11% interest rate. Due to this, the credit card would take nearly 17 years to pay off! This is much more time than the 5, more likely less, years than the consolidation loan would take to pay off. I have fully explored what options would be in my best interest, and after careful consideration, the consolidation loan is the best choice. Thank you for your interest!
RE: "Chase-Balance: $7057.45 APR: 11.24% and FIA-Balance: $6905 APR: 11.99%": please provide a fiscally responsible, logical, rational explanation of why you would rather pay >17% [LC rate] on these debts totalling $14K, rather than the <12% you are currently paying? Do you disagree with my math, which tells me that paying off these cheaper-rate loans with your LC loan will cost you ~$600 per year, every year? If you do disagree, please provide your math calculations explaining how paying higher interest on this $14K will save you money. Note that with only 3 days left, your loan is less than 1/2 funded. please realize that lenders here [not just me!] are not impressed with answers like "I want to have the convenience of just one payment" -- if you are in such straits as to need a LC loan, surely your time setting up bill-pays and clicking on a box once a month is not worth $600 per year .... thanks!	Thank you for your question! I used a calculator from Bankrate.com to confirm that a consolidation loan is in my best interest. I do not intend to pay off the consolidation loan in 5 years. I can afford to pay it off in 3-4 years. I chose the 5-year team, in case an emergency arose and I couldn???t cover the full 3-4 year term monthly payment. Please see the information below fromhttp://www.bankrate.com/calculators/credit-cards/personal-debt-consolidation-payment-calculator.aspx *With a new consolidated loan of $23,000.00 (14.83% APR) the monthly payment is $795.05 over 36 months. This is $317.95 less than your current monthly payment of $1,113.00. The total interest payment for the new consolidated loan would be $5,621.90. With the new consolidated loan you pay $3,922.56 less in interest. *With a new consolidated loan of $23,000.00 (14.83% APR) the monthly payment is $637.78 over 48 months. This is $475.22 less than your current monthly payment of $1,113.00. The total interest payment for the new consolidated loan would be $7,613.31. With the new consolidated loan you pay $1,931.15 less in interest. * With a new consolidated loan of $23,000.00 (14.83% APR) the monthly payment is $544.76 over 60 months. This is $568.24 less than your currently monthly payment of $1,113.00. The total interest payment for the new consolidated loan would be $9,685.28. With the new consolidated loan you pay $140.82 more in interest. I hope this fully explains my reason to seek a consolidation loan. Again, thank you for your interest!

Member Payment Dependent Notes Series 617950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617950	$5,000	$5,000	13.35%	1.00%	December 7, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617950. Member loan 617950 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	episd	Debt-to-income ratio:	7.35%
Length of employment:	< 1 year	Location:	el pao, TX

Home town:
Current & past employers:	episd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,312.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 618006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618006	$13,000	$9,850	10.36%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618006. Member loan 618006 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Phoenix Audio Technologies	Debt-to-income ratio:	23.46%
Length of employment:	1 year	Location:	Oswego, IL

Home town:
Current & past employers:	Phoenix Audio Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > This loan is to consolidate two credit cards so they can be cut up and thrown away. Borrower added on 11/19/10 > I am a good borrower because I pay my bills. Plain and simple. I have always protected my credit rating and refuse to have negative marks on my record due to late or non payment of bills. I am currently throwing aprox $600 a month at these two credit cards. Most of that is interest, which bugs me to no end. With this loan, I can lower my montly payment, but still send in additional money. I beleive I can have this 60 month loan payed off early and that is my goal. My job is very stable. I am working for a fast growing company that manufactures conferencing technologies. Every company is doing what they can to reduce business travel and reduce their carbon foot print these days, with creates very high demand for our products.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,304.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 618078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618078	$22,000	$13,300	12.23%	1.00%	December 3, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618078. Member loan 618078 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Wal-Mart Distribution center	Debt-to-income ratio:	5.21%
Length of employment:	6 years	Location:	Raymore , MO

Home town:
Current & past employers:	Wal-Mart Distribution center
Education:

This borrower member posted the following loan description, which has not been verified:

The loan is to pay off some bills i have due to student loans, and my wife being out of work for a few months during our move. We sold our home in Nevada Missouri in order to get closer to my job as an area manager at Wal-Mart Distribution center. With the move also came a Much more expensive house payment and higher utilities. In order to Make things work i need to consolidate a few bills to lower our total monthly payments. The student loan amount is 11,500, and the two cards total 10,000. our total monthly payment for these 3 accounts is 800.00. I also receive 540.00 per month from the VA for disability due to injury in iraq. This payment is guaranteed for the rest of my life and with the loan payment at just under 500.00 per month, there will be no problem making the monthly payment. My wife and I would greatly appreciate your help in this matter. Borrower added on 11/30/10 > I receive a yearly bonus at my job and my goal is to have this loan paid in full within 2 years. Thank you for your support so far.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,817.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	First, thank you for your service. I am a veteran myself. I plan on keeping the loan open for 2-3 years but selected the 5 year option to keep my payment around 500.00 per month. My employer offers a yearly bonus that is not guaranteed but has been for the last several years. This bonus is usually 15-17% of my annual salary. These bonuses hit the bank in March every year and i plan on using part or all of the bonus over the next few years to pay the loan off earlier than the terms. The lower monthly loan payment also allows me to pay a little extra towards the principle.
Please list the APRs on the loan and cards. Thanks!	18% on the us bank card and 14% on the discover.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I actually have 2 houses. My rental home was purchased for 54,000 and i currently owe 21,944. My primary residence was purchased in june for 163,000 and appraised at 182,000.

Member Payment Dependent Notes Series 618187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618187	$20,000	$20,000	20.40%	1.00%	December 3, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618187. Member loan 618187 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Special Olympics Arkansas	Debt-to-income ratio:	23.58%
Length of employment:	10+ years	Location:	MAUMELLE, AR

Home town:
Current & past employers:	Special Olympics Arkansas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > This is for debt consolidation over many years. Borrower added on 11/24/10 > I have worked for a non profit organization for over 20 years. Love my job and only see that I will move up the ladder very soon. I am simply trying to get these credit cards paid off asap so that I can live a more fiscally sound life.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$30,009.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job for Special Olympics Arkansas?	I am both the program director and assistant director. I take care of all of the competitions and trainings for the athletes participating in Special Olympics Arkansas.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. $137,000 is my mortgage and new HELOC, $183,000 is the current market value. I appreciate your assistance!
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income? - please list all your debts, including apr and remaining balance.	Type your answer here. I have had just a rough couple of years... daughter in medical school that decided to move home and then get married, and yes I am single, so there is no significant other. Thus, the wedding and her time here with me prior to wedding was put on credit cards much to my demise. So I plan on not using credit cards at all, living on what I make and nothing else. My home (which I had just purchased prior to the announced wedding) mortgage is $137,000 with a current market value of $183,000. I have credit card debt at about 25K and a car payment of 470 per month with a few months left to pay on it. I appreciate your consideration.
What was your delinquency 24 months ago?	My daughter was having a huge wedding (with no help from anyone) and just finagling finances to get through the process. This is one of the reasons I want to get out of these credit cards...........and they are all pretty much from that time.
Would you please list your credit cards, the balances owed, and the interest rate on each credit card. Thank you. IBEW #595 retired.	Bank of America 1-$3065.00 interest rate 27.24%, Bank of America 2-$15,195.00 interest rate 27.24%, US Bank $9030. interest rate 28.09%
Can you tell us a little bit about Special Olympics Arkansas funding? Is it primarily through donations? How are you guys weathering the recession?	Now, a question that I would love to answer!! We are funded through corporate and individual donors. We are lucky to have formed some great partnerships through the years that have helped us maintain our budget for the last couple of years, but due to the recession there has not been much interest in new corporate donors. We are holding our own though thanks to the generosity of those through the years.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I would love to say that I could pay it off in a couple of years. Five years sounded so good when you are looking at many years with credit card debt, but realistically I want to get everything going the right way within 4 years.
1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI 23.58% that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. Thank You	Bank of America 1-$3065.00 interest rate 27.24%, Bank of America 2-$15,195.00 interest rate 27.24%, US Bank $9030. interest rate 28.09%; a car payment of 470 per month; mortgage payment of $1078.00, My utilities generaly are $632 a month including water, gas, phone, electricity etc. With the Lending Club Loan I would like to pay off those Bank of America cards and bring down the balance of the US Bank card and then use payments typically made to pay Lending Club Loan and US Bank Card loan off.
Greetings, I hate to ask such a negatively toned question, but could you clarify if your credit card debts were taken on due to your daughter's wedding or standard consumerism? I'd wager that lenders really like your financial metrics, but have concerns where the debt came from and if it will continue into the future creating further difficulties.	I can certainly understand the concern, and your question is not negative.... there was just a lot of stuff going on in a two year period, and yes most of the debt was accrued due to the wedding, she moved home prior to the wedding and a car that did not sell for 9 months. The wedding, well, you can imagine, the deposits, etc that were placed on cards; When she moved home, everything went on cards because I was not used to having her and all bills went up, and the car made everything difficult on top of everything else. I know that my story is like many others..............and I do promise that this is not a life I want to live, and have never wanted to........ was not raised this way and most would be surprised to know that I have been living like this for the past couple of years.. I appreciate your concern and interest.
You responded car payment of 470 mo. mortgage payment of $1078.00 utilities $632 a month including water, gas, phone, electricity etc.= $2180 + LC $ $534 = $2714 monthly budget. Income $6417 - $2714 = discretionary income of $3703 mo. Based on the budget you responded with hard to see why you need this loan for 4 years or even need the loan.	I bring home $3824 a month in my paycheck. I have some random income throughout the year with special projects created through my job. 3824-1078 is 2746. 2746- 470 = 2276. 2276- 620-1656. 1656 - 1095 for credit cards is 561- 300 for car insurance, groceries, gas, is 261 per month. Yes, I have been making it in this 261 per month, and when I would have some random income from my job it would go for bills etc. I live a fairly simple life... no going to boutiques, etc to shop, no big trips that I pay for on my income. I appreciate your consideration and certainly understand your concerns, but I am not a scammer~ I simply want to lead a different life. Thanks again!

Member Payment Dependent Notes Series 618223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618223	$8,000	$8,000	5.79%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618223. Member loan 618223 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	19.65%
Length of employment:	3 years	Location:	Sarasota, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Hello everyone and thanks for taking interest in funding my loan. This is actually my 2nd loan from lending club (that loan is paid in full. i love the no hassle, low interest rates, and automatic payments from my bank account without being revolving credit. I have no revolving credit and want to keep it that way. No mortgage and no rent. i do have a truck payment, and about 7 grand left in student loans with a super low interest rate. Borrower added on 11/24/10 > By me having "A grade" credit your returns wont be as high with my lower interest rate compared to others with B and C grades but remember im a safer bet and have never missed a payment on ANY type of loan or bill!

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your line of employment? How do you make a living? Art	I own my own gym in Florida, also I am a personal trainer with a full client load.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. no mortgage 2. I own deed never had a mortgage it was a cash purchase 3. no HELOC 4. zillow.com said 158k and thanks for the website i didnt know about it 5. i have lived here for 9 months now
Hi, I do not see you listed employer. Do you work in any capacity?	I own a gym in Florida, Im also a personal trainer with a full client load

Member Payment Dependent Notes Series 618225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618225	$12,000	$7,600	9.99%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618225. Member loan 618225 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	State of Georgia	Debt-to-income ratio:	19.16%
Length of employment:	7 years	Location:	Grayson, GA

Home town:
Current & past employers:	State of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,819.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job for the State of Georgia?	Probation Officer.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Type your answer here. yes I have a wife and we bring home 6300 a month.
What are your monthly expenses?	Type your answer here. our monthly expenses are $2100 a month.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here. I want to have it paid in three years.

Member Payment Dependent Notes Series 618238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618238	$13,000	$7,925	6.17%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618238. Member loan 618238 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Us Army	Debt-to-income ratio:	4.68%
Length of employment:	< 1 year	Location:	Waynesville, MO

Home town:
Current & past employers:	Us Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,438.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you intend on staying in the Army?	I am not in the Army. I am A GS civilian working for the Army. I have the job for a year and I am being promoted to GS 9-2
Please tell us about yourself and what this loan is for.	I am a single male Audiovisual Production Specialist who moved to MO a year ago to take a job working for the Army. I have applied for the loan to consolidate some debt.
Can you describe what type of debt is being consolidated, the balances on each account, and the APR % for each?	First again Auto Loan 5,672.81 6.59% US Bank Credit Card 4,044.78 9.99% Us Bank Premier Loan 3,139.56 7.2%

Member Payment Dependent Notes Series 618247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618247	$9,250	$5,975	5.79%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618247. Member loan 618247 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Galesburg Cottage Hospital	Debt-to-income ratio:	8.14%
Length of employment:	2 years	Location:	Galesburg, IL

Home town:
Current & past employers:	Galesburg Cottage Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,349.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Galesburg Cottage Hospital and where did you work prior to that?	I'm a Registered Nurse in the Emergency Room. Prior to this, I worked at the same hospital in the Intensive Care Unit for two years, also as a Registered Nurse. And prior to that I worked at Methodist Medical Center in Peoria, IL as a Registered Nurse on the neuroscience floor. My wife and I just really hate carrying a balance on our credit card and want to knock it out as quickly and economically as possible.

Member Payment Dependent Notes Series 618265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618265	$6,250	$6,250	5.79%	1.00%	December 2, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618265. Member loan 618265 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,300 / month
Current employer:	n/a	Debt-to-income ratio:	15.00%
Length of employment:	n/a	Location:	Calumet, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I will be paying off and closing a high interest (23.24%) Target credit card with a balance of $1,031.86. I will also be paying off and closing a Sears credit card, with an interest rate of 25.24% and a balance of $1,948.29. The remainder of the funds will go to pay down a Capital One credit card with a balance of $5,090.01. I intend to pay this loan off in 18 months and I am committed to getting myself out of credit card debt.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$7,878.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 618280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618280	$15,800	$9,650	9.99%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618280. Member loan 618280 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,720 / month
Current employer:	Central Washington Hospital	Debt-to-income ratio:	9.28%
Length of employment:	8 years	Location:	Wenatchee, WA

Home town:
Current & past employers:	Central Washington Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Our family hoped to get our interest rates lowered on our four credit cards, but none of the companies will budge. Our bank has offered to give us a personal loan in order to pay off our high interest debt, but the lowest interest rate they could offer was more than 13%. I searched the internet for better options, and learned about LendingClub. Borrower added on 11/18/10 > For more than 10 years my husband and I have not had a late payment on any of our accounts; however, when we asked the four companies that we have credit cards with to lower interest rates, none of them would budge. We are highly motivated to pay off our debt so that we can start saving for the future. I am a registered nurse, and I have worked at the same hospital for more than eight years.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,552.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken (other than requesting this loan and what you mentioned in your description) to further reduce your debt and maintain it at a lower level, moving forward?	Over the last few months I have started using mint.com, We set up a budget plan for our expenses, and have started saving an emergency fund in order to avoid incurring additional debt. I recently switched from a day shift position to a night shift position in order to increase my income. In addition, this month I switched from the premium health insurance plan to an enhanced or mid-range plan after careful consideration of cost.
Sounds like you're moving in the right direction. Make sure you get your income verified!!!! Contact LC asap and get them the paper work, this will increase your chances of getting this loan fully funded. Please list the amount, current interest rate, and current monthly payments on the debt you are going to pay off with this loan. you have opted for a 5 year loan. In years how long are you planning to take to pay off the loan? What is the current amount you owe on your mortgage including 2nd and helocs? What is the current market value of your house? What is your itemized monthly budget? Thank You good luck	High interest credit cards to be paid off: Visa, Owed: 10,139.29, Minimum Payment: 302.00, Interest Rate: 21.85% Lowes, Owed: 4947.40, Minimum Payment: 135.00, Interest Rate: 22.99% JCPenny, Owed: 289.05, Minimum Payment: 20.00, Interest Rate: 23.99% Sears, Owed: 454.27, Minimum Payment: 12.00, Interest Rate: 25.24% I hope to pay the loan off within 3 years, but I did not want to take the three year loan and risk not being able to make the payment each month. I currently owe 101,458.48 on my home mortgage. I do not have any second mortgages or helocs. Current market value: 130,000. Itemized Monthly Budget (Family of Three): Housing Mortgage: 697 Phone: 120 Electricity and Water: 100 Sewer: 22 Internet: 64 Garbage: 28 Home Maintenance: 170 Subtotal: 1201 Transportation Insurance: 92 Gas: 200 Maintenance: 200 Subtotal: 492 Medical Dental: 126 Medical: 608 Vision: 8 Subtotal: 742 Food Groceries: 600 Dining Out: 50 Subtotal: 650 Child Medical: 45 Clothing: 63 School Supplies: 5 Karate Dues: 75 Gifts: 25 Subtotal: 213 Pets Food: 75 Medical: 25 Grooming: 7 Subtotal: 107 Personal Care Medical: 100 Haircuts: 10 Clothing: 125 Organization Dues: 36 Subtotal: 271 Entertainment Netflix: 12 Subtotal: 12 Loans/Credit Cards Student: 235 Visa: 302 JCPenny: 20 Sears: 12 Lowes: 115 Subtotal: 684 Taxes Federal: 485 Medicare: 70 FICA: 297 Subtotal: 852 Savings/Investments Retirement: 225 Emergency Fund: 200 Subtotal: 425 Total Monthly Income: 5720 Total Expenses: 5649 Balance: 71 Thank you for asking very specific questions, and thank you for the advice. I will contact LC asap in order to verify my income.

Member Payment Dependent Notes Series 618282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618282	$9,000	$5,625	6.54%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618282. Member loan 618282 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,085 / month
Current employer:	Defense Finance and Accounting Services	Debt-to-income ratio:	24.28%
Length of employment:	3 years	Location:	Columbus, OH

Home town:
Current & past employers:	Defense Finance and Accounting Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,930.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Defense Finance and Accounting Services?	Process vouchers travel orders.Research vouuchers . Post vouchers.

Member Payment Dependent Notes Series 618290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618290	$5,000	$5,000	9.99%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618290. Member loan 618290 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	C-Tech	Debt-to-income ratio:	20.77%
Length of employment:	10+ years	Location:	LITHONIA, GA

Home town:
Current & past employers:	C-Tech
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,298.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	$5000-interest rate 19.99%

Member Payment Dependent Notes Series 618301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618301	$14,000	$8,575	13.35%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618301. Member loan 618301 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,083 / month
Current employer:	Peace Health	Debt-to-income ratio:	10.30%
Length of employment:	< 1 year	Location:	Junction City, OR

Home town:
Current & past employers:	Peace Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,267.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Peace Health and where did you work before that?	I am an Accounting Analyst and before that I worked as an Accountant at a small CPA firm.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our mortgage loan has a balance of 315,000, we don't have a HELOC and the appraisal came in at $350,000. I hope this helps :)

Member Payment Dependent Notes Series 618470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618470	$10,200	$6,350	6.91%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618470. Member loan 618470 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Prudential Tropical Realty	Debt-to-income ratio:	7.90%
Length of employment:	6 years	Location:	New Port Richey, FL

Home town:
Current & past employers:	Prudential Tropical Realty
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,070.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Prudential Tropical Realty?	I manage the voice and data network at Prudential for each of their 16 offices.

Member Payment Dependent Notes Series 618511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618511	$16,500	$11,075	6.54%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618511. Member loan 618511 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,500 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	4.50%
Length of employment:	10+ years	Location:	Lake Forest Park, WA

Home town:
Current & past employers:	The Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,301.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Boeing Company?	I am a senior engineer (21+ years) in Product Development on the commercial side the business.
Are you a member of a labor union?	Yes, it's a requirement of employment for all engineering professionals to belong to SPEEA (Society of Professional Engineering Employees in Aerospace).
What age & size SeaRay are you purchasing? I've had 2 - great boats with good resale value... Thanks in advance!	It's a SeaREY aircraft, a 2 place amphibious flying boat.

Member Payment Dependent Notes Series 618625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618625	$10,950	$6,725	6.91%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618625. Member loan 618625 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,936 / month
Current employer:	Art Institute	Debt-to-income ratio:	13.34%
Length of employment:	10+ years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Art Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > When I learned about LendingClub.com, I realized that I could pay off my credit card debts in a timely fashion, with about the same monthly payments I'm making now. At my place of employment, a non-profit organization, I work in the IT department. My responsibilities include web development and database administration. I've worked there for 10 years. Here are my credit card debts, and how they will be affected by this loan: Chase - $1823 - 22.24% APR; Will be paid off in full. Bank of America - $3992 - 21.24% APR; Will be paid off in full. Capital One - $1391 - 17.9%; Will be paid off in full. American Express - $739 15.21% APR; Will be paid off in full. Chase - $5729 -- $15.24; of this, $2055 will be paid off, and $3674 will remain. Summary: I will still have $3674 of credit card debt on one card.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,232.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Milwaukee Institute of Art & Design?	I work in the IT department. My responsibilities include web development and database administration.
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Chase - $1823 - 22.24% APR; Will be paid off in full. Bank of America - $3992 - 21.24% APR; Will be paid off in full. Capital One - $1391 - 17.9%; Will be paid off in full. American Express - $739 15.21% APR; Will be paid off in full. Chase - $5729 -- $15.24; of this, $2055 will be paid off, and $3674 will remain. Summary: I will still have $3674 of credit card debt on one card.

Member Payment Dependent Notes Series 618627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618627	$12,000	$12,000	5.79%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618627. Member loan 618627 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Pactiv	Debt-to-income ratio:	22.13%
Length of employment:	10+ years	Location:	Bloomer, WI

Home town:
Current & past employers:	Pactiv
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,464.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	I am 43 years old and single. I have been employed at Pactiv for 17 years. I am the Production Scheduler there. I have no children. I am trying to organize my finances and pay off my credit card debt. I have excellent credit and have never missed a house payment or car payment. This payment would be alot less than the credit card payments I am now paying which would allow me to get ahead. Thank you for reviewing my account.

Member Payment Dependent Notes Series 618705

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618705	$15,000	$15,000	16.69%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618705. Member loan 618705 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,489 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	19.25%
Length of employment:	9 years	Location:	Chalfont, PA

Home town:
Current & past employers:	Iron Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am trying to refinance a MC that is currently charging me 29.9% interest. I would like to get the interest rate to a more resonable percentage.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$29,836.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Thank you for your question. There is no first mortage on my home. I do have a home equity loan , not a line of credit, that has a balance of $40,769.54. The value of my home according to zillow.com is $206,500.
What is Iron Mountain and what do you do there?	Iron Mountain is an information storage and management company. We specialize in : Document Management Health Information Management Digital Archiving Online Backup Secure Shredding Data Protection and Recovery Disaster Recovery Film and Sound Archiving It is a publicly traded company that is currently 644 on the fortune 1000. Iron Mountain employs almost 20,000 employees. I am a software engineer. I currently develop software for an application that is use to calcualte the sales commissions for our North American sale force.
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I anticipate servicing this loan for the full 5 yrs. I will accept a partially funded loan. Thanks for the question.

Member Payment Dependent Notes Series 618710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618710	$10,500	$10,500	5.79%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618710. Member loan 618710 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Kindness Animal Clinic	Debt-to-income ratio:	13.09%
Length of employment:	< 1 year	Location:	Sarasota, FL

Home town:
Current & past employers:	Kindness Animal Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Hello! I plan to use the funds to consolidate debt and recieve a much better rate on my financed debt. I have never failed to pay a debt and have a spotless credit report with -0- delinquencies. Like many, I had a bumpy ride for a while and had the displeasure of being laid off twice within 2 years, once from Merrill Lynch and once from AIG. With adequate savings and utilizing some of my available credit my family and I were able to weather the storm and found myself in a new career. I'm currently the Hospital Administrator for a booming Animal Hospital in bradenton, FL. Although I've only been here for 6 months it is quite stable and the policies I've implemented have reduced A/R and increased cash flow, more than covering my salary. Not included in the application is my wife's income of approximately 30,000. Our household income on an annual basis is approximately $90,000. I'm happy to answer any questions. Thanks!

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,381.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	Thank you for your question. My family's debt is already decreasing every month, seeking a loan is solely a matter of getting a better rate and being able to replenish our 6 month cushion at the same time. A portion of our debt is from getting married in April (At a frugal total cost of less than $3,500). Other than that, we wouldn't really have any debt had I not been unemployed for about 9 months. Just not the type of people we are--my wife's wedding dress cost less than $50 and we don't even have cable! Were we to not get a loan for the $10,500 (whether here or through our credit union) we would likely just pay off the debt within the next 12-15 months but still pay more in interest than the terms offered here. Having meticulously built credit, refinancing is just a more attractive option.

Member Payment Dependent Notes Series 618714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618714	$13,000	$7,975	6.91%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618714. Member loan 618714 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	jetblue airways	Debt-to-income ratio:	6.29%
Length of employment:	10+ years	Location:	Orlando, FL

Home town:
Current & past employers:	jetblue airways
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	30
Revolving Credit Balance:	$11,890.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for jetblue airways?	I am a flight attendant.

Member Payment Dependent Notes Series 618729

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618729	$6,500	$6,500	6.17%	1.00%	December 6, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618729. Member loan 618729 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,688 / month
Current employer:	n/a	Debt-to-income ratio:	3.46%
Length of employment:	2 years	Location:	Clarkston, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I plan to use the funds to purchase a Ford 1720 tractor with 675 hours equiped with a snow plow. I have been associated with Ameriprise Financial for over 6 years and purchased my own franchise in 2009. My wife earns approximately $80,000 per year and finances are good.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	75
Revolving Credit Balance:	$942.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ameriprise?	I am a financial advisor. I have about 300 clients in my practice which grows at a rate of 20-30% a year.
Please explain your last Delinquency	I'm sorry but I don't rememer being delinquent. If you could provide more info I'd be happy to explain.
I'm curious, if you are a financial advisor, what do you need a tractor for?	My house sits in the middle of 10.6 acres and my driveway is a quarter mile long. My neighbor plowed my driveway in past years but suffered a heart attack and his doctor advised him to limit the amount of time he spends in the cold. He has other tractors and is selling me the one he used to do my drive.
This is from your credit history "# Months Since Last Delinquency: 75". Also, Please explain your current employment situation, right now, that info is not listed.	75 months was a long time ago. I can tell you that at that time my wife and I had a manufacturer's representative firm that covered 3 states. We also owned a couple of toy stores. I paid a lot of bills and saleries every month. It is possible I missed one. With the explosion of the internet and some national players eating into the specialty retail market we decided to get out and pursue other interests. I started with Ameriprise Financial as a Financial Advisor in January of 2005. I qualified to move to their franchise program in 2009 which I did. Technically I am a self employed franchise owner. Realistically, I am doing the same thing I've done for the past 6 years with the same clients I had as an employee with additional clients I purchased from the advisers I share an office with.

Member Payment Dependent Notes Series 618741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618741	$24,000	$24,000	20.77%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618741. Member loan 618741 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	10.18%
Length of employment:	< 1 year	Location:	Woodbridge, VA

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > My fiancée and I are looking to assist our family in funding our wedding and putting a downpayment on our first home. Borrower added on 11/23/10 > Several potential lenders have asked for clarification on a few issues. I wanted to go ahead and address all of them now: 1) I had some financial difficulty a few years back. This stemmed from a lack of good financial planning on my part. I made mistakes and have worked over the past few years to rectify them as quickly as possible. 2) I plan to use a portion of the funds to help my future in-laws pay for our wedding expenses. I plan to use the other portion of the funds as earnest money for our new home. Of course, the earnest money will be returned to me upon successful completion of the purchase. I then have the option to put that money towards the mortgage or cash it out. I plan to cash out to help pay down as much of this debt as possible. 3) I plan to repay this debt by: a) making monthly payments and b) paying back as much of the loaned amount back as early as possible. I plan to keep the repayment amount the same and not reduce that amount based on my early payments. I requested a 60 month payoff based on the repayment amounts quoted by the Lending Club. I do not plan to keep this loan over my head for 60 months. God Bless all of you have have agreed to assist me so far. It is good to know that a community of folks are working together to help others reach their goals. 3)

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,646.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) Please address delinquency from 23 months ago, 2) what part is wedding what part is down payment?, 3) Where are you in the home purchase process?, 4) what is your fiancee's job info (salary and history)?	1) Any delinquency I had was from poor financial planning that I have worked to address. 2) I received a preapproval and have been in the process of looking to build. 3) I plan to use it 50/50 for the wedding and earnest money to start the building of our home. 4) I do not want my fiancee's income considered; however, my fianc??e is employed full time.
TWO questions: (1) Position (Job/What you do for DHS/TSA? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	1) I cannot give out my job description. I recently separated from the Army and moved to a civilian position to settle down. 2) I hope to have it paid off within 36 months. I plan to do this by: a) paying the outstanding balance down by paying off as much of the earnest money as possible, and b) then trying to aggressively pay the remaining balance by keeping the payment schedule amount going.
Build a home? Do you already own a lot or are you looking to buy the lot?	No I don't have a lot yet. I am still trying to decide between 2 areas.

Member Payment Dependent Notes Series 618760

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618760	$8,400	$6,050	10.36%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618760. Member loan 618760 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,050 / month
Current employer:	Intellicheck Mobilisa Inc.	Debt-to-income ratio:	11.84%
Length of employment:	4 years	Location:	Westbury, NY

Home town:
Current & past employers:	Intellicheck Mobilisa Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Loan is to pay off higher interest credit cards: Amex and Capitol One. Plus, I'm getting married next June, and I hope to put a little away for expenses. Borrower added on 11/22/10 > Just a note: I am not having problems paying off my current debt, but if I can lower my interest and consolidate, then I can put some (more) money away for the wedding. Thanks for your interest. Borrower added on 11/22/10 > Just another note: I am not having any problems paying off my current debt. It's just slow and consolidation and a lower interest rate would help me put some (more) money away for the wedding, which is not going to be a "grand affair," to say the least. Thank you for your interest. Borrower added on 11/30/10 > I am a serious person who could use some serious assistance. Please help? Thanks.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	29
Revolving Credit Balance:	$12,201.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Intellicheck Mobilisa Inc.?	I write user manuals and other documentation for my company's identification products, which include handheld computers and the like.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Capital One Bank $2383.88 17.90% apr American Express Blue $3227.96 15.24% Chase Credit Card $4960.47 11.24% I intend to pay the first two off completely, and as much of the third as possible, while leaving around $1000.00 in my checking.

Member Payment Dependent Notes Series 618788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618788	$5,000	$5,000	6.54%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618788. Member loan 618788 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Scheitd& Bachmann	Debt-to-income ratio:	19.33%
Length of employment:	< 1 year	Location:	North Attleboro, MA

Home town:
Current & past employers:	Scheitd& Bachmann
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Hi there- Thanks for considering funding my loan. This loan would be a refinance of an existing Loan that currently runs for another 4 years at a monthly payment of $139 with 13.90% Interest. I have been paying extra every month but the balance does not want to budge- therefore I'm hopeful that you will help me fund this loan at a lower Interest rate. I'm an Executive Assistant at S&B and get paid hourly- the wage shown above is my base salary and does not include Double Time and Over Time of which I have at least 5-10hrs every week. Other Debts are: $27k -Student Loan- Monthly PM $147 $24k-Car Loan- Monthly PM $505 (My 2009 Jeep Patriot Died and we had to roll over about $9000 of negative equity) My other Borrower added on 11/25/10 > I also work as a Community Counselor for EurAuPair which brings in on average about $7500/ Annually

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	$1100/ Rent $140/ Utilities $505/ Car Loan $150/ Student Loans

Member Payment Dependent Notes Series 618834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618834	$25,000	$16,450	17.43%	1.00%	December 7, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618834. Member loan 618834 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	EMD Strategies	Debt-to-income ratio:	18.49%
Length of employment:	< 1 year	Location:	Tampa, FL

Home town:
Current & past employers:	EMD Strategies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > This loan is for paying off credit card debt. It will reduce my monthly payments and interest rates. I have not had issues with making monthly payments in the past. Borrower added on 11/20/10 > This debt was taken on 3 years ago when I accepted a new job and my wife and I moved. We still owned our house, which we were not able to rent out for 4 months and my wife was out of work for 6 months. Since then, I've basically been making the payment but not making much headway on the balance. I just recently took a step back and decided to get everything lined up. I just refinanced my house, which reduced the interest rate over 1% and reduced my monthly payments by $220/month. I also just finished my car payments and that has saved another $445/month. Within the last month I've reduced my monthly payments enough to cover the payments on this loan, and this loan will have me completely out of debt, minus mortgage, within 5 years.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$31,108.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EMD Strategies and where did you work prior to that?	I work as a business development consultant, helping companies grow thier buisness and increase sales. Prior to this position, I spent 10 years in the Financial Services industry, building succesful sales teams.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Estimate from the mortgage company when I refinanced was $220k, mortgage value of $250k. Bought the house for $260k at the top of the market June of 2007. I had the mortgage down to $243k but with closing costs on the refinance to a 30 year fixed mortgage at 5.625%, I had closing costs that bumped it back up to $250k.

Member Payment Dependent Notes Series 618903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618903	$22,500	$14,475	6.54%	1.00%	December 6, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618903. Member loan 618903 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Melexis, Inc.	Debt-to-income ratio:	14.78%
Length of employment:	3 years	Location:	Dearborn Heights, MI

Home town:
Current & past employers:	Melexis, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Loan to consolidate debt

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,751.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Melexis, Inc. ?	Hello, I work as an Account Coordinator. Melexis is an Automotive Supplier. .

Member Payment Dependent Notes Series 618911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618911	$14,800	$14,800	17.80%	1.00%	December 3, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618911. Member loan 618911 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	UVA Medical Center	Debt-to-income ratio:	17.81%
Length of employment:	4 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	UVA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > The purpose of this loan is to consolidate credit card debt that was acquired primarily to fund a post-bac premedical program (which could not be funded by usual student loans). I will most likely prepay the loan to a term between 3.5 and 4.5 years, so you will still earn a high rate of return with very little risk. Borrower added on 11/24/10 > The purpose of this loan is to consolidate credit card debt acquired primarily to fund a post-bac pre medical program which could not be supported through usual government student loans. I intend to pay the loan off early, but not too early. The term of the loan will probably end up between 3.5 and 4.5 years, so you will still earn an above average rate of return with little risk.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,304.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the UVA Medical Center?	Director in Finance. I also play a large role in the Medical Center's Facilities Capital Planning & Development and Ambulatory Services functions.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. Thanks for your interest in financing this loan. I am still a bit wary of this type of lending process (ie: answering these questions publicly on the internet). I would feel most comfortable providing an answer to you in ranges. My mortgage balance is between $215K and $230K. The current market value of my home is between $315K and $325K.
What are your current educational and employment statuses?	I have been employed by the UVA Medical Center since October 2006. I have a B.S. in Commerce from the University of Virginia (2001). I am not currently enrolled in any educational programs nor intend to be in the near future.
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income? - please list all your debts, including apr and remaining balance.	Hello. The source of my credit card debt was tuition ($32K) for a post-baccalaureate premedical program as well as other living expenses ($12K) -- the opportunity cost of not working for a year. Due to the nature of the program, I could not obtain government or other typical student loans. In the past four years, I have paid down this debt by $25K. The total of my remaining debt (less mortgage) is $14.5K with an average APR of 22% and a loan of $4.8K at 12.9%. I have inquired about this loan because it will reduce my monthly payments by $300 and offer a finite end to this debt. I do not depend on a significant other for income.
Please verify your income with lendingclub ASAP. When you do I'll happily contribute to your loan. You sound like a great borrower :)	Thank you for your interest in contributing to my loan. All requested income verification items have been sent to Lending Club. Thanks again.
A Virginia Tech Hokie investing in a University of Virginia Cavalier... only Lending Club could do such a thing. Best of luck w/ your application! I'm sure you'll get full funding faster than normal.	Thanks for your support! Just to let ya know, my family is not lacking in Hokie pride.
Sold! I will contribute to your loan as well, one former cavalier will not screw over another. I just hope my money don't go towards the reconstruction of Alderman library that took forever and a day. Cheers!	Thanks! I appreciate your support. You are right -- Hoos stick together!

Member Payment Dependent Notes Series 618934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618934	$18,000	$12,800	5.79%	1.00%	December 7, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618934. Member loan 618934 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cerner	Debt-to-income ratio:	5.54%
Length of employment:	5 years	Location:	Kansas City, MO

Home town:
Current & past employers:	Cerner
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I plan on using the funds to pay upfront the costs of the wedding. I have been employed at my healthcare IT job for almost 6 years. My Fiancé and I have a combined yearly income of 120,000. We are currently saving 600 a month for the wedding.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,512.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cerner?	I am in the Consulting org at Cerner. My title is an Integration Architect, when an organization is implementing our software I go out and help them integrate it with their current systems/processes.

Member Payment Dependent Notes Series 618945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618945	$7,500	$7,500	6.17%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618945. Member loan 618945 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Allen & Overy LLP	Debt-to-income ratio:	4.34%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Allen & Overy LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I have a balance on two separate credit cards and each have an interest rate near 23%. I am hoping to finance through Lending Club at a much more favorable rate. I have a steady job working in the business development department of an international law firm and have never missed a payment on anything in my life, including over $30,000 in student loans that I finally paid off completely this year. I do not have a car and my monthly expenses are well under my monthly income. I hope you will consider funding my loan and I look forward to honoring my commitment to you as a creditor.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,942.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619065	$12,000	$12,000	10.36%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619065. Member loan 619065 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	US ARMY	Debt-to-income ratio:	19.29%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > Loan is needed to consolidate credit card debt due to a military move to a higher cost of living area and paying for my wedding.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	78
Revolving Credit Balance:	$25,588.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list all of your debts, including interest rates, and say which you plan on paying off using this loan? Also, can you explain the delinquency from 78 months ago?	I have debts of 14,500 9,800 and 6,700. My highest interest rate is on the $14,500 at 15%. I had to pay for my wedding this past year, and I moved to a higher cost of living area last year due to a military move.
What is your USA rank, pay grade, ETS? Also, what was the delinquency that you had? Your credit history shows one from 78 months ago.	SGT/e-5, 2011/01/30 is my ETS. I have one negative on my report due to a late payment on a credit card bill. Plan to reup or become an officer within the next two years.
I'm not familiar with how military service works exactly. Did you mean that you will immediately re-enlist when your enlistment ends in a couple months, and then eventually try to become an officer within the next two years? Or will you not necessarily re-enlist immediately and plan to do something else meanwhile?	I will continue to be on active duty. I will reenlist within the next two years and apply to become an army officer until I am accepted or denied.
Sgt, You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc Lender 505570 USMC-RETIRED MSgt E-8	2-3 years.

Member Payment Dependent Notes Series 619085

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619085	$25,000	$25,000	16.69%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619085. Member loan 619085 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Cargill, Incorporated	Debt-to-income ratio:	14.44%
Length of employment:	7 years	Location:	Maple Grove, MN

Home town:
Current & past employers:	Cargill, Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Loan to pay off credit cards and pay off debt quicker.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,692.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Thank you for this question and for the opportunity to respond. Bank of America Credit Card, balance $4027, payment $111 Discover Card, balance $2872, payment $66 Bank of America Line of Credit, balance $8400, payment $286 Target Visa Credit Card, balance $4756, min payment $145, actual $200 US Bank Visa Credit Card, balance $4545, min payment $121, actual $150 Goal is to close the above accounts if we receive a personal loan from Lending Club to consolidate our debt. This will enable us to pay a lower monthly payment and pay off our debt much quicker. Please let me know if there is any additional information. Take care
Is the above listed income for you or does it include your spouse? If it doesn't include your spouse can you give us their income as well?	Thank you for the question. The income listed is our household income, which includes mine and my wife. My individual base income is $73,000/year. I did not include my bonuses in that amount, just base. My wife's income is included as just her base income. Please let me know if there is further information I can provide. Take care
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for the opportunity to answer your question. Not sure what HELCO is. If you can explain it I can try to answer. We owe $197,694. The market value of our home is $223,000. Please let me know if there is additional information I can provide. Take care
TWO questions: (1) Position (Job/What you do) for Cargill? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Thank you for the opportunity to answer this question. I have worked for Cargill since graduating from college. I am currently a Senior Project Specialist working on enterprise process imporvement projects. If we received 100% funding we would most likely keep it active for the full five years. Please let me know if you need further information. Take care

Member Payment Dependent Notes Series 619112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619112	$15,000	$15,000	6.54%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619112. Member loan 619112 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	US Army	Debt-to-income ratio:	2.31%
Length of employment:	10+ years	Location:	Hope Mills, NC

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > This loan is to paid off a credit card balance.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,761.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank and ETS?	SFC contract indef but can retire in 2017
Please tell us about yourself and what this loan is for.	I'm in the military and planning to retire in 6 more years. This loan is for Debt consolidation. I want to pay off my credit card.
Would you please verify your income through Lending Club? I've already invested a small amount in your loan. If your income is verified, I will invest more.	Sure
Can you please list all of your debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? Your credit report shows around $8k in revolving credit balance, but you've requested $15k for the loan. What will you do with the extra funds?	My balance as of today Nov 30,2010 is 9,812.26 with a annual percentage rate of 7.24. On Dec 7 I have to pay in the pre op appointment for cosmetic surgey for my wife and I intend to pay with the credit card $4,900 which will put my balance to $14,712.26. Surgery is schedule for Dec 13, 2010.

Member Payment Dependent Notes Series 619119

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619119	$17,000	$17,000	8.88%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619119. Member loan 619119 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	FC Industries	Debt-to-income ratio:	10.64%
Length of employment:	8 years	Location:	Dayton, OH

Home town:
Current & past employers:	FC Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Debt consolidation to lower interest rates and close accounts Borrower added on 11/23/10 > Thanks to all the current investors! Better you make the money than the Goliath banks. It's simply unjust how they raised rates right before the credit legislation went into place.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,557.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is FCI and what do you do there?	Type your answer here. Thanks for asking! FCI is a holding company for 5 smaller companies. We're very diverse making numerous products and performing many services. Some of these are for the construction industry (barsplicing), the aerospace industry (jet engine cleaners), automotive industry (OEM special machine build), contract engineering services for all of our clients. I personally am a registered professional electrical engineer and I'm in responsible for the engineering department and personnel development.
Can you please list all of your debts, including interest rates, and say which you plan on paying off using this loan? Also, can you explain the delinquency from 18 months ago?	Type your answer here. Regarding the delinquency - That was Old Navy and that was a mistake on their part by not crediting my account in store. It's been over a year and they still haven't corrected it on Experian but have on TransUnion and Equifax. I told them I wouldn't use their card until it was fixed and haven't since. I dispute it every month if possible. I currently know no reason for any delinquencies as I pay 100% on time by direct withdrawal. BofA LOC - 5% - 12k CitiFinance - 19% - 700 - Final payment this month. Car Loan - 5% - 4k Chase - 27% - 2k - Pay off w/ loan Citibank - 19% - 15k - Pay off w/ loan The high interest rates are from the credit crunch, they were low but are now raised and the creditors won't lower them again. So now I'm shopping for loans to clear them out.

Member Payment Dependent Notes Series 619124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619124	$13,650	$13,650	17.80%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619124. Member loan 619124 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Buffalo Wild wings	Debt-to-income ratio:	15.22%
Length of employment:	< 1 year	Location:	Valley cottge, NY

Home town:
Current & past employers:	Buffalo Wild wings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > Help with credit cards bills for me and my wife, and to use for downpayment of a new car. Borrower added on 11/25/10 > I just reduce my rent by $350 and with the credit card bills payed off that would save me another $ 300-$350. This would make my monthly payments easy to maintain. I would also be able to save a little extra each month. Borrower added on 11/25/10 > Right now my job is very stable. I'm in a very god company that's on the rise in the food industry. My owners just opened two stores and plan to open up 4 to 6 more in the next year and half. Great opportunity to move up ( Next position for me is general manager )

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,029.00	Public Records On File:	1
Revolving Line Utilization:	41.60%	Months Since Last Record:	38
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Buffalo Wild wings and where did you work prior to that?	I am the kitchen manager. I worked at Applebees for 11 1/2 years before that. I was a Kitchen manager/assistant general manager when I left.
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income?	When I pay off the credit cards I have (5) Myself and my wife's. We Are getting rid of three. Only keeping two, one each. ( For emergencies only ) My wife is on disability ( Lupus ) She uses that check to pay for a car payment and insurance. Thanks

Member Payment Dependent Notes Series 619147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619147	$21,000	$21,000	9.99%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619147. Member loan 619147 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Trinity Health	Debt-to-income ratio:	8.10%
Length of employment:	6 years	Location:	Oak Park, MI

Home town:
Current & past employers:	Trinity Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I plan to use the loan to make home improvements; I have good credit and have not been delinquent or late on any bills or credit cards. Wanted to get a loan as opposed to using credit cards. Plan to pay off loan within 3 or so years. I have a career that's rather stable and have been with the same company for 6.5 years.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	68
Revolving Credit Balance:	$7,845.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What yo do) for Trinity Health? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	(1) Consultant (2) 3-4 years
What was the delinquency you had 68 months ago?	I had a medical bill shortly after my father passed away. My insurance was suppose to pay it. However, they claimed that I was out of network and only payed $30 on a $1000 bill. I had just finished my grad program and i was advised to fight the claim. After a year or so of back and forth I succumed to the realization that they would not pay the hospital the full amount. I spoke with hospital and they informed me that they would write it off as bad debt...I didn't realize that it meant they would subsequently put it on my credit report.

Member Payment Dependent Notes Series 619187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619187	$20,000	$12,650	6.54%	1.00%	December 6, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619187. Member loan 619187 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Bentley Systems, Incorporated	Debt-to-income ratio:	10.82%
Length of employment:	10+ years	Location:	Atlanta, GA

Home town:
Current & past employers:	Bentley Systems, Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Loan to consolidate credit card debt to a lower rate as well as fund my child's education in a school for children with special needs. I've been with the same company 14 years, very stable job, own my home, excellent credit. Professional and responsible.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,155.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619278	$20,000	$12,150	6.54%	1.00%	December 7, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619278. Member loan 619278 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	IMPACCT LLC	Debt-to-income ratio:	18.02%
Length of employment:	3 years	Location:	CORONA, NY

Home town:
Current & past employers:	IMPACCT LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I'm a accountant, i never defaulted to pay off any loans I take. I have a stable job as senior staff accountant for 3 years now. I intend to use the loan to consolidate my credit card to save interest. I currently owe visa ($5K) and mastercard ($14K). I have the ability to pay off my loan with lending club in 2 years, but with the interest being affordable, I can manage to stay with the term of the loan to maximize the deal. Thank you for investing to my loan.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,236.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at IMPACCT LLC?	We provide Accounting Service in UNITED STATES. Thanks!

Member Payment Dependent Notes Series 619318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619318	$6,000	$6,000	6.54%	1.00%	December 6, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619318. Member loan 619318 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Apple Inc.	Debt-to-income ratio:	6.80%
Length of employment:	2 years	Location:	Bixby, OK

Home town:
Current & past employers:	Apple Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Just an honest 27-year old looking to pay off his credit cards. I'll be saving $100/month, and an infinite amount of compounded interest if this thing works. PLEASE INVEST IN MY LOAN! Borrower added on 11/27/10 > Also, here is some additional information about my career and finances. As you may know, I am currently happily employed at Apple Inc. and have been for several years now. Within the last year I have been promoted to the title of Expert, and continue to enjoy modest success in my ambitions with the company. I currently own a moderate amount of shares in Apple stock and have a fairly impressive retirement fund already built up for my age. I live a very minimalistic life with low monthly payments, and very little rent. The only other debt that I currently owe is on the vehicle that I purchased earlier this year upon being promoted; for which my payment is less than $150/month and has never been payed late. Likewise, I have never missed any payment on any credit card or bill, and enjoy great a healthcare plan from my employer with a low monthly premium. I hope that you find my opportunity as promising for your portfolio as I would like it to be for me. If you have any additional questions at all, please do not hesitate to ask, and I will get back to you as soon as I can! God bless. :]

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Apple Inc. and where did you work prior to that?	Hi CriticalMass. My role is currently a middle-management position at an Apple Store in Tulsa, Oklahoma. Prior to that, I worked at a private Apple reseller in Arkansas, while I earned my degree in Digital Media Arts. I had worked at an Apple Store in Arlington, Virginia, prior to returning to college, and have worked with Apple since 2004. I am currently looking forward to a 'developmental opportunity' on Apple's main campus in Cupertino, California, within the next 1-4 months, as I was recently accepted into the Apple Retail Communications Digital Media Team.
Please provide details of the debt you are consolidating. Thanks.	Hi KandN. As of the above date, my current debt is composed of three outstanding balances: 1. $2,858.74 @ 27.24% APR 2. $1,961.65 @ 15.99% APR 3. $1,140.53 @ 00.00% APR (Promotional rate, set to expire next month unless payed off in time.) I hope this provides the details you are looking for. Please let me know if you need anything more.

Member Payment Dependent Notes Series 619342

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619342	$4,200	$4,200	15.20%	1.00%	November 30, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619342. Member loan 619342 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	holiday inn express	Debt-to-income ratio:	4.62%
Length of employment:	4 years	Location:	brainerd, MN

Home town:
Current & past employers:	holiday inn express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Found a great deal on a 2007 tahoe through a private party. Thought i would try lending club before i went to the bank! Love the whole idea of this site and if you have questions please feel free

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	40
Revolving Credit Balance:	$790.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at holiday inn express?	Type your answer here.General manager position, thanks for the interest.

Member Payment Dependent Notes Series 619376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619376	$16,800	$10,525	6.91%	1.00%	December 6, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619376. Member loan 619376 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,083 / month
Current employer:	Thompson Hine LLP	Debt-to-income ratio:	21.49%
Length of employment:	3 years	Location:	Dayton, OH

Home town:
Current & past employers:	Thompson Hine LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > I am looking to consolidate two closed credit cards that had accumulated a balance transfer debt at a promo rate. The cards are currently at 16% and this will help reduce the interest owed. I have never missed a payment on anything.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,587.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long will you need to pay back this loan? 1 year, 2 year, full term, etc.?	I anticipate paying back the loan through the full term.

Member Payment Dependent Notes Series 619385

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619385	$20,000	$20,000	10.36%	1.00%	November 30, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619385. Member loan 619385 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,680 / month
Current employer:	Technisource	Debt-to-income ratio:	5.65%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Technisource
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,211.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Technisource and where did you work before that?	Hello, and thank you for your question. I am a PMP certified Project Manager. I currently manage a portfolio of projects, which includes project planning, scheduling, performance tracking, and metrics. My previous job was also a project management position for a military defense contractor called Kratos. I accepted my current position largely because it was a promotion that offered a significant pay increase and professional growth.

Member Payment Dependent Notes Series 619452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619452	$18,000	$18,000	12.98%	1.00%	November 30, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619452. Member loan 619452 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Department of Justice	Debt-to-income ratio:	0.29%
Length of employment:	< 1 year	Location:	Fairfax, VA

Home town:
Current & past employers:	Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > My wife and I just got married and we bought a Condo together. We are short on cash for a wedding. I don't have other loans beside my mortgage. I always pay my credit card off completely every month. I have a very stable professional job with the Federal Government.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of Justice and where did you work prior to that?	I'm an Information Technology Specialist for the Department of Justice. I worked at Sprint as a Network Control Technician prior to that.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	2 to 3 years or less
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Total balance of the mortgage loan is $133,000 and don't owe any HELOC. 2. Current value on zillow is $171,000. Thanks
Can you please list your monthly expenses(i.e. mortgage, utilities, phone, etc....)?	My wife and I split the monthly expenses.We each pay half of the following: mortgage $667,condo fee $233, gas $31, electricity $40,phone $80, internet/TV $80. thanks

Member Payment Dependent Notes Series 619463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619463	$25,000	$25,000	9.25%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619463. Member loan 619463 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	JC Howard Farms, LLC	Debt-to-income ratio:	16.88%
Length of employment:	10+ years	Location:	Trenton, NC

Home town:
Current & past employers:	JC Howard Farms, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,694.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JC Howard Farms, LLC?	I am responsible for taking care of 13 sow farms. I walk through the farms and make sure all of the work is being done, I also ultrasound all of the approx. 100 sows a week on all farms, and make sure ordering is done and delivered for all semen for AI on all farms.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage payment $723 Utilities (water, electric) $130 BCBS Health Insurance $700 Phone/internet/cable $107 Groceries $350.00 Some of these, of course, flucutate during the month...but this is a good estimate.

Member Payment Dependent Notes Series 619471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619471	$10,000	$10,000	6.17%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619471. Member loan 619471 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Interbrand	Debt-to-income ratio:	6.90%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Interbrand
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I intend to use the funds from this loan to consolidate some high interest credit cards. I am a good borrower because I have had a stable income over the past 5 years and was recently promoted with a significant pay increase. My monthly budget would allow me to comfortably repay this loan on time if not sooner.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,412.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Interbrand?	I am a Senior Graphic Designer. I have been with the company since 2006.

Member Payment Dependent Notes Series 619504

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619504	$25,000	$25,000	12.98%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619504. Member loan 619504 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,498 / month
Current employer:	Food and Drug Administration	Debt-to-income ratio:	6.78%
Length of employment:	10+ years	Location:	WEST HAVEN, CT

Home town:
Current & past employers:	Food and Drug Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1975	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125,349.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is $125K for? What is your job title/position at your comapny? Spouse (income), dependents, expenses	To clarify, the loan amount requested was $25,000, not $125,000 as the question indicates. The money is to make improvements around my house. I am a criminal investigator with the FDA. I am single and have one dependent. I have the usual expenses associated with running a household such as mortgage, utilities, etc.
Is debt from credit cards or other?	The debt that I owe is from my mortgage, home equity line of credit and one credit card.
Hi, Does the 125k revolving credit include a HELOC? If so, what's the amount, and what is the total dollar amount on your credit card debt? Thanks, Ron	Yes, HELOC is 97599 and cc is 27300.
What are your $ monthly costs (mortgage HELOC, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage - 2165; HELOC - 300; car - 0; utilities - 400 to 500; CC - 600; phone - 175; tv - 75; food - approx. 800; child care - 0; tuition costs - 0 (covered by HELOC)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage - 155600; HELOC - 97600; Value of house on Zillow.com - Range: 239,000 to 326,000

Member Payment Dependent Notes Series 619513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619513	$7,000	$7,000	6.54%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619513. Member loan 619513 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,125 / month
Current employer:	Nye County School District	Debt-to-income ratio:	17.47%
Length of employment:	4 years	Location:	PAHRUMP, NV

Home town:
Current & past employers:	Nye County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am a teacher, and had to pay tuition for some classes I needed to take in order to keep my job. Unfortunately that meant using my credit cards. My goal is to eliminate this debt in as little time as possible.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,219.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619522	$12,000	$12,000	12.98%	1.00%	December 6, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619522. Member loan 619522 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Matco Service Corp.	Debt-to-income ratio:	11.20%
Length of employment:	10+ years	Location:	New Hyde Park, NY

Home town:
Current & past employers:	Matco Service Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,625.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Q. #703574 What is the purpose of the loan? What is Matco Service Corp. and what do you do there? I want to invest in your loan, are you a good borrower?	Type your answer here.Matco Service Corporation is a refrigeration and air condiotion company. my position at matco is a senior engineer and welder.
What is your job at Matco Service Corp.?	Type your answer here.Senior air condition and refrigeration engineer.

Member Payment Dependent Notes Series 619566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619566	$18,000	$11,375	6.17%	1.00%	December 6, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619566. Member loan 619566 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Sephora Usa, Inc	Debt-to-income ratio:	7.95%
Length of employment:	< 1 year	Location:	Oakland, CA

Home town:
Current & past employers:	Sephora Usa, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I have a ca. 18,000 balance on a credit card through my bank. The original interest rate was about 8% but the rate was raised to 18.9 in late 2008 when banks were scrambling for cash. I in a high-paid profession, but I was between jobs and couldn't afford at the time to close this line of credit. Now that I'm in a solid position, I want to eliminate this debt as quickly -- obviously a much lower interest rate allows me to do this. Borrower added on 11/20/10 > More details: First of all, sorry about the garbled syntax above. I'm also a Lending Club investor, but I realized paying off this debt is a better option for now than investing more. I'm a good risk. I have good credit. I own my home, which is a duplex, and have an additional 21K/year in rental income. I've been working in the same profession for over 10 years. I work for a highly profitable cosmetics retailer (Sephora, Inc.) managing the web development of their online division. Sephora has had great growth--even during these difficult times--and is part of the profitable luxury portfolio of LVMH (Luis Vuitton Moet Hennessy). If you have more specific questions about my finances etc., please ask.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,072.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What does your ~100K RCB consist of? (how much of it is HELOC, etc). Thank you in advance.	18 K of my RCB is consumer credit card debt. This is the amount I am wanted to refinance at a lower rate through LC. Another ca. 19K is a 0% Ford Loan for a car I purchased last year (6 year note 20%). The remainder is the balance on my HELOC (1.25 over prime).

Member Payment Dependent Notes Series 619668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619668	$6,000	$6,000	9.62%	1.00%	December 1, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619668. Member loan 619668 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Marcus Jewish Community Center of Atlant	Debt-to-income ratio:	24.96%
Length of employment:	< 1 year	Location:	Norcross, GA

Home town:
Current & past employers:	Marcus Jewish Community Center of Atlant
Education:

This borrower member posted the following loan description, which has not been verified:

Dear lenders, I have recently applied for a loan with the Lending Club with the purpose of credit card refinancing. My objective is to terminate the financial drain of ongoing credit card balances and ever increasing interest rates. My score is 714. ( I have checked with TransUnion a couple of weeks back). I have never been late on any of my credit card payments, auto loans, rent, utilities, or on any other financial agreements. As of now, I have paid 51 consecutive auto loan payments of 60 existing. The approaching pay-off date of my auto loan will result in additional income on monthly bases. Such addition could be viewed as a reassurance to our matter. I have a secure employment at a center with over 20,000 members, where I oversee the development and coaching of adult, junior, and group lessons. Prior to the acceptance of my current position, I was employed as a Head Tennis Professional for 5 years at the establishment with substantial membership and Tennis Junior Development. I hope such information was helpful to you. I appreciate your time and interest. Best regards.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,819.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Marcus Jewish Community Center of Atlanta, and where did you work prior to that?	Dear Lender Crticali

Member Payment Dependent Notes Series 619682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619682	$6,000	$6,000	6.91%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619682. Member loan 619682 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	BMC Software	Debt-to-income ratio:	20.13%
Length of employment:	2 years	Location:	Charlotte, NC

Home town:
Current & past employers:	BMC Software
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,760.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619721	$25,000	$25,000	13.72%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619721. Member loan 619721 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Interstate Connecting Components	Debt-to-income ratio:	12.50%
Length of employment:	4 years	Location:	Pilesgrove, NJ

Home town:
Current & past employers:	Interstate Connecting Components
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	38
Revolving Credit Balance:	$41,199.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the cards you intend to pay off with this loan. thanks!	Type your answer here. Chase Visa - 14,000.00 at 18.64% DiscoverCard 8,500 at 23.34%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Best I can estimate Value of House is 285k to 290k. Balance on Mortgage is 248k. No HELOC
the limited information we as lenders can see says that you have a revolving credit balance of about $41000. What does that debt consist of, in addition to the Chase Visa and the Discover card?	Type your answer here. A few other credit cards with low apr's
Please explain the delinquency 38 months ago. Thanks!	Type your answer here. I am not aware of one, Details
Please explain what your position is at Interstate Connecting - Is your position secure? Are you the sole bread winner in your household? Can you explain the delinquency that occured 38 months ago? Thanks!	Type your answer here. I am the controller. My position is stable and the company has been profitable the past few tears even in this economy. I have no idea what the deliquency is that you are asking about, Does the report that you are viewing give you any details
The delinquency 38 months ago is listed under "Credit History." Are you saying you've never been delinquent on a payment? If not, then there's a blemish on your credit report. I'll copy the info below: Credit History Credit Score Range: 714-749 Accounts Now Delinquent: 0 Earliest Credit Line: 08/1983 Delinquent Amount: $0.00 Open Credit Lines: 17 Delinquencies (last 2 yrs): 0 Total Credit Lines: 41 **** Months Since Last Delinquency: 38 ***** Revolving Credit Balance: $41,199.00 Public Records on File: 0 Revolving Line Utilization: 53.70% Months Since Last Record: n/a Inquiries in Last 6 Months: 0	Type your answer here. To my knowledge I never been late (more than a few days). Thanks for bringing to my attebtion, I don't see it when I pull my equifax report.

Member Payment Dependent Notes Series 619738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619738	$20,000	$12,750	6.54%	1.00%	December 6, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619738. Member loan 619738 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,117 / month
Current employer:	Grand Prairie ISD	Debt-to-income ratio:	15.64%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Grand Prairie ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I was unemployed for the previous year and after my limited savings ran out, I had to resort to credit cards to pay off my daily expenses that the part time substituting job didn't cover. I now have a full time teaching position and can make the payments but would rather pay it down at 6.5% interest rather than 20% interest. I have not missed a payment on any line of credit - credit cards or auto loans. Hopefully, with the reduced monthly obligation, I can save enough to purchase a home within a couple years. Borrower added on 11/22/10 > Addendum - the payments I haven't missed on any line of credit is over a span of 10 years. I fulfill my obligations. This is a safe investment for you.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,333.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619747

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619747	$24,000	$24,000	9.62%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619747. Member loan 619747 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,695 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	17.41%
Length of employment:	9 years	Location:	washington, DC

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,502.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please state what debt you plan to refi with this money? You only seem to owe $1,502.00 but you are asking for $24,000? Please explain. Thanks.	I have two personal loans as follows with balances: 1 - Citibank - $10,800 2 - Lending Club - $9,800 Plus credit card of $1500
TWO questions: (1) Position (Job/What you do) for IRS? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am a revenue officer gr. 12 with the IRS. Its hard to say how long but I expect to have the loan paid off before the 5 year term. If I had to guess now I would say 2 years.

Member Payment Dependent Notes Series 619824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619824	$25,000	$25,000	20.77%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619824. Member loan 619824 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	Parsons Brinckerhoff	Debt-to-income ratio:	13.42%
Length of employment:	10+ years	Location:	Denver, CO

Home town:
Current & past employers:	Parsons Brinckerhoff
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	24	Months Since Last Delinquency:	12
Revolving Credit Balance:	$33,637.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your 4 delinquencies in the last 12 months?	I have had no delinquencies in the last 12 months - I checked my credit report. Are you sure it was in the last 12 months?
Please verify your income with Lending Club by emailing support@lendingclub.com. After it is verified, I will be happy to help fund your loan. Thanks!	Emailed in on November 22.
What do you do at Parsons Brinckerhoff?	VP - Design Visualization.
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income? - Please outline your debts, including balance and apr.	My wife makes $75k a year.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	2 to 3 years is the plan. Less time if possible - full 5 years if necessary (but not likely).
Lender 573352's question .."What are your 4 delinquencies in the last 12 months?" refers to abbreviated TRANSUNION Credit Report provided all lenders. Here is exactly what lenders see about you: Credit Score Range: 660-678 Earliest Credit Line 10/1984 Open Credit Lines 7 Total Credit Lines 24 Revolving Credit Balance $33,637.00 Revolving Line Utilization 77.00% Inquiries in the Last 6 Months 0 Accounts Now Delinquent 0 Delinquent Amount $0.00 Delinquencies (Last 2 yrs) 4 Months Since Last Delinquency 12 Public Records On File 0 Months Since Last Record n/a Creditors that reported delinquencies are NOT identified. Obtain FREE Tranusuion Credit Report. Creditors reporting 4 delinquencies within last 12-months should be easily identified by you. Am answer based on reviewing your Transunion Credit Report, and NOT Equifax or Experian Credit Reports, is what lenders are asking for. Lender 505570 USMC Retired Lender 505570 USMC-RETIRED	No delinquencies in the last 12 months ( the Transunion report states clearly "months since last delinquency 12". 4 in the prior 12 months - all on my wife's credit cards, and all of which are now current and/or paid off.
Regarding your reported delinquencies, if you will look at the "Credit History" that we prospective lenders see in the Lending Club drop-down window in which these emails appear, you will see that it states that you have been delinquent 4 times in the last 12 months. We're unable to get details on that, but you should be able to. Would you please check and let us know? Secondly, could you tell us what business Parsons Brinckerhoff is in?	No delinquencies in the last 12 months ( the Transunion report states clearly "months since last delinquency 12". 4 in the prior 12 months - all on my wife's credit cards, and all of which are now current and/or paid off. Parsons Brinckerhoff is one of the largest engineering and construction firms in the world.
My mistake on the 4-delinquencies period. As you say, they were in the last 4 years, not the last 12 months. I apologize.	No worries - thanks.

Member Payment Dependent Notes Series 619833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619833	$25,000	$17,425	9.99%	1.00%	December 7, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619833. Member loan 619833 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	united airlines	Debt-to-income ratio:	19.31%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	united airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	63	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,788.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Joib/What you do) for UAL? and (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am a flight Atandant for 16 Years. I plan on paying off the loan in closer to 2 years. Just one payment will make it easier to stay on track

Member Payment Dependent Notes Series 619854

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619854	$13,400	$13,400	10.36%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619854. Member loan 619854 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	State of Ohio	Debt-to-income ratio:	24.15%
Length of employment:	10+ years	Location:	Clarksville, OH

Home town:
Current & past employers:	State of Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,751.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619870	$25,000	$25,000	13.35%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619870. Member loan 619870 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,306 / month
Current employer:	Johns Hopkins	Debt-to-income ratio:	9.34%
Length of employment:	10+ years	Location:	Jessup, MD

Home town:
Current & past employers:	Johns Hopkins
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > My credit score is 720+ (last I checked). I have been borrowing money from a Hard Money Lender for years and I am frustrated with paying the excessive fees and points. I use the money in real estate investments (home purchase, renovation, and selling). My net income from the last home I sold was about $22k. I have a full time job with an annual salary of $90k. I will have been with my employer 10 years in 2/2011 and have about $600 surplus a month to pay on this loan from my salary. Most of the income from real estate has been reinvested in the business. Borrower added on 11/21/10 > Looking to secure a loan to fund purchasing, renovation, selling of investment homes. My credit scores, last I checked, were all 720+. I have an annual salary from my job over $90k and I have made over $22k in 2010 in real estate. I have been reinvesting all real estate income into the business and have about $600 a month from my full time job free at the end of each month.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,619.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I realistically anticipate keeping the loan for 6 months to a year. I selected a 5 year term because the lower payments would really help my cash flow. If I am approved for this loan, I fully expect to use LendingClub for future projects and/or expansion.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Personal Residence - $229k/$1700 montly payment Investment Property - $80k/$825 monthly payment/$985 monthly rent received from tenant HELOC (on primary residence, closed by bank when when market tanked) - $19,700/$100 monthly payment (currently required to pay intrest only but pay a few dollars more each month) Market Value (Zillow) - Personal Residence $222k Market Value (Zillow) - Investment Property $85k
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	Current employer - 10 years in 2/2011 Title - Project Lead (Information Systems) Description - Lead a staff of 8 Programmer Analysts. Staff builds databases, produces reports, and provide data for executives to make business decisions.

Member Payment Dependent Notes Series 619881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619881	$5,000	$5,000	12.23%	1.00%	December 3, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619881. Member loan 619881 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	OLGC	Debt-to-income ratio:	16.08%
Length of employment:	5 years	Location:	Warminster, PA

Home town:
Current & past employers:	OLGC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Plan to use money to pay child's medical expenses not covered 100% by insurance. I have been in my job for 5 yeras and my husband has been at his for more than 14 years. We are never late on payments.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$94,382.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for OLGC?	I am the area manager in charge of the before and after school programs for our area.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance is 250000 and value is 335000 right now.
Your credit report shows that you have over $90k in debt. Does this include a HELOC?	Yes that include a HELOC

Member Payment Dependent Notes Series 619894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619894	$16,300	$16,300	9.25%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619894. Member loan 619894 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Randolph Medical and Renal Associates	Debt-to-income ratio:	13.70%
Length of employment:	2 years	Location:	Budd Lake, NJ

Home town:
Current & past employers:	Randolph Medical and Renal Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,733.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Randolph Medical and Renal Associates, and where did you work prior to that?	I am an Administrative Assistant. Prior to that, I was an office manager in a medical practice.

Member Payment Dependent Notes Series 620040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620040	$1,800	$1,800	15.57%	1.00%	November 30, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620040. Member loan 620040 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Assurant	Debt-to-income ratio:	16.47%
Length of employment:	4 years	Location:	springfield, OH

Home town:
Current & past employers:	Assurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,747.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 89900 +/-, no HELOCs. And according to Zillow, our house is worth 89500.

Member Payment Dependent Notes Series 620150

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620150	$7,500	$7,500	5.79%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620150. Member loan 620150 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Goody Clancy	Debt-to-income ratio:	7.37%
Length of employment:	5 years	Location:	Melrose, MA

Home town:
Current & past employers:	Goody Clancy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I have solid employment managing the planning & urban design group of a successfull architecture and planning firm in Boston (5+ years in this position). My wife is assistant director of an independent girls school and we have a 6-month old daughter. Seeking loan to insulate our old (but charming) house to make attic space, and house in general, more comfortable and livable. A recenlty completed energy audit suggested that this is an investment that will pay for itself relatively quickly in saved heating/cooling costs. I have excellent credit all around and am a very responsible borrower. I just happen to believe that if you get a loan, no matter what the circumstances, you are obligated to pay it back. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,209.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, thanks for the good information you have already provided. Can I ask how much equity you have in your house? Also, your credit history shows $15,000 revolving credit balance. Is that a HELOC or credit cards or something else. Thanks, and good luck with your loan.	Hello. We have nearly 20% equity in our house. We just bought the house this past March, about the same time our daughter was born, so it's a bit of a catch up year with many new changes in our lives. The revolving credit is mostly credit cards but my wife and I share this debt which we plan to pay off over the next year as well. Thanks for the questions and please let me know if I can provide further information.
I want to echo what the other questioner said -- thanks for providing all that information up front, since it's very helpful to investors that are browsing through. Can you please list those credit card debts you mentioned, including interest rates and monthly payments?	Here's the breakdown from the most recent credit analysis I did prior to buying the house (this should still be more or less accurate). Balances are approximate and all monthly payments are more than minimum required: Discover: $2k @ 2.99%; $100/month Chase 1: $5,500 @ .99%; $150/month Chase 2: $2,500 @ 0%; $100/month Capital One: $2k @ 4.34%; $75/month HSBC (Best Buy): $2,500 @ 0%; $250/month (this is a promotional rate with no interest as long as balance paid by Oct 2011 - it will be). I should clarify that some of the above debt is shared with my wife, who was not included as co-applicant but whose income (approx $125k/year) will contribute to paying the loan currently being sought. thanks

Member Payment Dependent Notes Series 620176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620176	$10,000	$10,000	6.17%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620176. Member loan 620176 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	H.I.S. Intl.	Debt-to-income ratio:	8.14%
Length of employment:	3 years	Location:	New Hope, PA

Home town:
Current & past employers:	H.I.S. Intl.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Excited to get out of debt ! I have met a wonderful guy who inspires me and we are planning a life together, I don't want to bring my debt into our future. Borrower added on 11/29/10 > I am extremely responsible with a great credit score and never late on payments. I have a very stable job even in this crazy economy. So this makes me a pretty good bet. HOWEVER I expect that if my loan is not fully funded in the next several days I may need to go another route to refinance. Hopefully Lending Club will work out !

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,909.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 620285

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620285	$10,000	$10,000	15.95%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620285. Member loan 620285 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	MNBE	Debt-to-income ratio:	13.51%
Length of employment:	2 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	MNBE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,694.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your occupation?	I'm a network engineer for the Department of Defense.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. My home is not paid in full (which I believe is the point at which the title is transferred to the 'owner', correct?), but I am the owner, and my name is the only one on the mortgage... 2 & 3. Zillow.com seems to value my house at $82,298, though I don't know about that...I suppose with the current market conditions, the values of homes might have dropped. The total mortgage amount is $90,000, and I've had it for about four years, so I'm assuming the equity is fairly insignificant...
Could to list each debt you're paying off, the interest rate for each of those debts, and how you intend to use the entire $10k if there is any left over? Thanks	Providian: $4000 Zales: $2200 Aspire: $1500 Aspire 2: $1500 They're all between 20 and 29 percent APR. Any overflow from the loan will be paid back into the loan.

Member Payment Dependent Notes Series 620295

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620295	$12,000	$12,000	6.91%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620295. Member loan 620295 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	SBCUSD	Debt-to-income ratio:	14.29%
Length of employment:	10+ years	Location:	San Bernardino, CA

Home town:
Current & past employers:	SBCUSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I have been at my job for over twelve years and it is stable. I also rent four of the rooms in my house for an additional $500/month. What I am trying to achieve is to eliminate some of my higher interest cards as well as put myself in a better position 3-4 years down the road as I have met the woman I am going to marry and we have discussed our future plans. I have everything to lose if I mess up my credit by not paying you guys back. Thanks.. Borrower added on 11/24/10 > My budget is as follows 4185.38 - Take Home Pay 500.00 – Other Income 2053.63 – PITI 200.00 – Electricity 50.00 – Gas 150.00 – Water 21.99 – Home Alarm 150.00 – Fios (TV, Phone, Internet) 200.00 – Cell 400.00 – Food/Household 150.00 - Car (Gas, Maintenance) Credit Cards 42.15 – Best Buy (Balance $252.83 APR 0% expires 05/2011, on schedule to pay off before promotion)* 131.27 – Helzberg (Balance $393.77 APR 0% expires 02/2011, on schedule to pay off before promotion)* 43.03 – Juniper (Balance $1644.33 APR 17.99%) 56.00 – Chase (Balance $1895.17 APR 16.99 ($865.63) and 28.24 ($1054.20))~ 165.00 – Chase (Balance $6424.54 APR 12.99 ($3005.39) and 22.24($3490.47))*+ 179.40 – Wells Fargo (Balance $4968.88 APR 23.90%)*~ 53.00 – Capital One (Balance $1991.07 APR 17.90%) 25.00 – Target (Balance $157.13 APR 23.24%)~ 15.00 – Lowes (Balance $40.63 APR 22.99%)~ 25.00 – Macys (Balance $164.68 APR 24.50%)~ 40.00 - Wal-Mart (Balance $940.84 APR 22.90%)~ 44.00 - Household (Balance $1946.95 APR 14.99%)* * Closed accounts ~ Full consolidation with this loan + Partial Consolidation with this loan Borrower added on 11/30/10 > Thanks to all of the investors who have funded my loan so far, not only do I promise to get your money back to you but I will make an honest effort to get it back to you sooner than the three year term. I do not use my cards anymore and most of the debt is from furnishing my first home that was purchased June 2009. You are appreciated.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	103
Revolving Credit Balance:	$20,325.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620300	$16,000	$10,825	6.54%	1.00%	December 7, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620300. Member loan 620300 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Primary Provider Management Company	Debt-to-income ratio:	11.22%
Length of employment:	< 1 year	Location:	Whittier, CA

Home town:
Current & past employers:	Primary Provider Management Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I earn income from multiple sources. My primary employment earns a stable $110k a year plus bonuses. I also work as a consultant which provides me with another $20k a year, making my income $150k. I would like to consolidate multiple sources into one loan to make managing all of the payments simpler. Borrower added on 11/22/10 > Typo in the last comment, my income is $130k, not $150k.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,443.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620313	$9,000	$6,450	6.17%	1.00%	December 7, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620313. Member loan 620313 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Korey Law LLC	Debt-to-income ratio:	14.30%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Korey Law LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Looking to make my girl happy. Borrower added on 11/09/10 > Seeking to purchase an engagement ring.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,091.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 620324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620324	$4,350	$4,350	12.98%	1.00%	December 3, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620324. Member loan 620324 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	YMCA	Debt-to-income ratio:	2.30%
Length of employment:	3 years	Location:	ANSONIA, CT

Home town:
Current & past employers:	YMCA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$680.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620422	$10,550	$10,550	14.46%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620422. Member loan 620422 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	J. B. Masonry	Debt-to-income ratio:	12.85%
Length of employment:	8 years	Location:	Newton, MA

Home town:
Current & past employers:	J. B. Masonry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > 60 month loan at $248.41 monthly. First payment is January 11, 2011

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,647.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	Hello-Hope you're well. I need the loan in order to pay back for a hair restoration that I had. Thanks, John
John You are showing a revolving credit balance of just under $20K. Is the hair restoration charges included in that revolving balance or is it on top of that? Any other household income not listed above?	Yes, the hair restoration charges are included in the balance.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Hello-Hope you enjoyed the holiday. I anticipate paying the loan in full within 3-4 years. Aside from two credit cards that have a combined total of just under $8000.00 I have no other debt. Thanks & take care. -John
TWO questions: (1) Position (Job/What you do) for J B Masonry? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc FYI: Cosmetic medical surgery loans- women's breast augmentation, mens hair tranplant, et al) and major dental surgery borrowers are extremely reliable loan repayers. Lender 505570 USMC-RETIRED	Hello-I figure to pay in full within 3-4 years.

Member Payment Dependent Notes Series 620453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620453	$25,000	$25,000	20.77%	1.00%	November 30, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620453. Member loan 620453 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Intel Corp	Debt-to-income ratio:	12.82%
Length of employment:	10+ years	Location:	RIO RANCHO, NM

Home town:
Current & past employers:	Intel Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	62
Revolving Credit Balance:	$35,965.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have three questions: 1) What do you do for Intel? 2) What was the purpose of your two recent credit inquiries? 3) With a gross income of 7,400 dollars a month, why does your credit history indicate around 36,000 dollars in revolving credit debt? Thanks, and I look forward to investing in your loan.	I am an Industrial Engineer at Intel. We recently got a Lowes card to purchase our flooring for our renovation. In addition, we recently got a cc for our son who is going to attend the US NAval Academy at Annapolis next fall We wanted him to get experience using a card while he's still at home in a learing environment. The 36K revolving (also for renovations) credit is showing because we got the rate of .99% for 1 yr and decided to use our cash to pay subcontractors that only take cash(comman in New Mexico) and use the credit to buy materials. Thanks!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance 278K No Heloc Appraised for 290K in May of 2010 Thanks!
What renovations are you doing? How soon will you pay this loan back since you have lower interest rates loans?	We bought a small house in an upscale neighborhood. It was built in 1990 and has never been updated. We are doing major renovations to the kitchen,dining,living room areas to bring it up to the neighborhood standard. We plan to have the entire renovation project paid in 2 yrs. Thanks!

Member Payment Dependent Notes Series 620464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620464	$12,000	$12,000	13.72%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620464. Member loan 620464 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	A1 First Class Moving.Inc	Debt-to-income ratio:	5.17%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	A1 First Class Moving.Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,460.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 620471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620471	$1,750	$1,750	6.54%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620471. Member loan 620471 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Plains Choice Auto Group, LLC	Debt-to-income ratio:	0.25%
Length of employment:	2 years	Location:	Lubbock, TX

Home town:
Current & past employers:	Plains Choice Auto Group, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I am a good borrower due to minimal debt and good paying and stable job. Previous to my current job, I had a 12 year history with my previous employer. I am down to one credit card and they refuse to lower my rate although I have no slow pays and have good credit. I intend to pay this loan off as soon as possible. Borrower added on 11/23/10 > I am a respinsible payer. I just need to refinance a high interest loc and want to pay it off quicker. I have a great job and low debt

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 620490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620490	$15,500	$15,500	9.25%	1.00%	December 6, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620490. Member loan 620490 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Quality Professionals International	Debt-to-income ratio:	5.11%
Length of employment:	2 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Quality Professionals International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,363.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Monthly expenses: ~$8,500 Rental Income: ~$2,500
What is your job at Quality Professionals International? Since you have only been employed there for 2 years, what was your previous position?	My role at QPI is focused on busiiness development and day-to-day operations via client engagements. Before this I was an executive at a major global financial institution.
Would you please describe your position with Quality Professionals International? Would you please also indicate a level of stability that your position might have over the next three years? Would you please also verify your income through Lending Club? If you can do that, I would be happy to invest in your loan. Thanks	My role at Quality Professionals International is to focus on business development and day-to-day management of ongoing client engagements. Projections for the next 5 years appear to be robust. I will comply with all request from Lending CClub to include income verification.
Lending Club does not typically verify income as part of the approval process. Please contact Lending Club member services and undergo the extra steps involved in verifying your income. Currently your listing does not show that your income is verified. If your income has been verified, I will invest in your loan.	ok
Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. I apologize if I have already sent you this message. Thanks	ok
What is your rental income from? Also, what is your monthly take home pay from QPI after taxes? Given your income, do you expect to be able to pay off this loan earlier than the full 3 year term?	Rental income is from 2 properties I own. Monthly take home ~11K. I am hoping and expect to pay off loan as soon as possible.

Member Payment Dependent Notes Series 620516

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620516	$25,000	$25,000	20.77%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620516. Member loan 620516 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Coventry Healthcare	Debt-to-income ratio:	8.43%
Length of employment:	3 years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Coventry Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Increase cash reserve and payoff some debts

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,944.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Coventry Healthcare?	Seniot IT Consultant - basically IT programming/engineering
What is Coventry Healthcare and what is your position there? Do you have hopes or plans to purchase a home in the foreseeable future?	Coventry Healthcare serves more than 5 million members in all 50 states across a full range of products and services including group and individual health insurance, Medicare and Medicaid programs, and coverage for specialty services such as workers??? compensation. Its a publicly traded company, ticker symbol CVH. For detailed information, you may visit... www.CoventryHealthCare.com I am a Sr. Software Engineer, been with the company for 3 years and intend to stay there for now. CVH is still growing. In fact, we are hiring more employees, especially in the IT field. No immediate plan to buy a house, but I do look at the listings from time to time. I would be interested in a house if I were to find a bargain, otherwise no.
I just can't stress the following information enough: You should contact Lending Club, and give them all of the information that they need to speed up the APPROVAL process (verify income, employer, etc., etc.). You will attract MORE investors (also investors that are sitting on the fence)! Some of us (a lot of us) don%u2019t feel comfortable until we see the green APPROVAL check mark. You will be amazed of how much faster your loan will fund with the GREEN check mark and also if your income is verified on your loan app. Thank you very much and good luck.	Thanks for the tip. My income/employer and credit has been verified by Lending Club as you can see there is green APPROVAL check mark now next to my credit rating. Please do let me know if you have any more question.
Hi Why do you want to increase cash reserves? Is there any reason you foresee yourself not being with Coventry in the next 18 months or so? Thanks	Feel more comfortable to have increased cash reserve, just in case. I have been with Coventry for 3 years now. Coventry is in the healthcare industry. We actually didn't do any layoffs during economic downturn. In fact, we are hiring now, especially in the IT field. I am a Sr. Engineer there and I like the work I do. I plan to stay with Coventry for a long time to come.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	As of now, full 5 years.
Mind if I ask what the interest rates are on your other debts? Also, regarding the cash reserves, how much of the money are you planning to keep for that? If you don't need the money for anything right now, why not borrow just enough to pay back your other debts and build up your reserves by saving the rest each month? That would cost you a lot less in the end. It doesn't seem to make sense to borrow money at 20% just to leave it sitting in the bank, unless you foresee possibly needing that money some time soon... is that the case? Thanks	Other debts have different rates. I will payoff the ones has higher rates than this loan. I will probably do a 50/50 - cash reserve/debt payoff, depending on how much funding I get.

Member Payment Dependent Notes Series 620531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620531	$9,500	$9,500	6.91%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620531. Member loan 620531 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Home Depot	Debt-to-income ratio:	16.52%
Length of employment:	10+ years	Location:	Orang City, FL

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$723.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620588	$25,000	$25,000	17.06%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620588. Member loan 620588 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Blue Cross Blue Shield of North Carolina	Debt-to-income ratio:	17.97%
Length of employment:	1 year	Location:	Carrboro, NC

Home town:
Current & past employers:	Blue Cross Blue Shield of North Carolina
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for startup funding for an artisanal cheese shop. Our region was recently named America's foodiest small town, but there is currently no one adequately servicing the market demand for artisanal cheese and cured meats. My husband and business partner has spent the last five years honing his craft in New York at some of the top cheese counters in the country. Now he is ready to bring the sort of small, friendly & knowledgeable neighborhood shop that is prevalent there to this area. I will be managing the business operations and also will keep my secure full time job, giving us financial security so you know that your investment is not at risk. I have a good credit history, always pay my bills on time, and regularly pay more than the minimum on my accounts. Much of the outstanding credit debt is from moving expenses and is only a year old. I am confident that I will be able to pay this loan and pay down that debt with ease. Thank you for your interest and please let me know if you have any questions.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Blue Cross Blue Shield of North Carolina and where did you work prior to that?	I am a web designer. I worked at Conde Nast Digital for 3 1/2 years prior to that. I changed jobs because I moved from New York to North Carolina.

Member Payment Dependent Notes Series 620610

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620610	$19,000	$19,000	8.88%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620610. Member loan 620610 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	U.S. Apple Association	Debt-to-income ratio:	21.03%
Length of employment:	1 year	Location:	Fairfax, VA

Home town:
Current & past employers:	U.S. Apple Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I just received a promotion that includes a $10,000 pay increase so my annual salary is now $80,000.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,583.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at U.S. Apple Association and where did you work before that?	I'm the Director of the Consumer Health and Education program. USApple is a trade association representing the interests of apple growers, shippers, packers, etc. in the U.S. Basically I direct the public relations program and approve health/nutrition research studies as well as promote their results. Prior to USApple I worked for Wegmans Food Markets, Inc as a nutritionist in their Buffalo division. I worked with 13 stores as well as the corporate offices on nutrition initiatives.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	The debt mainly accrued while in graduate school. I was a full time student and unable to carry a full time job while in school. Since graduating I've doubled my salary, paid off my car loan and I have also set up budgets for myself. Each month, I pay more than the minimum on each credit card as well as make all of my payments on time.

Member Payment Dependent Notes Series 620611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620611	$2,000	$2,000	10.36%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620611. Member loan 620611 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	pittsburgh public shools	Debt-to-income ratio:	9.56%
Length of employment:	6 years	Location:	PITTSBURGH, PA

Home town:
Current & past employers:	pittsburgh public shools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,626.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620621	$10,000	$10,000	10.36%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620621. Member loan 620621 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	National vision	Debt-to-income ratio:	11.55%
Length of employment:	1 year	Location:	Clarksburg, MD

Home town:
Current & past employers:	National vision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,174.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 620683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620683	$10,000	$10,000	9.99%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620683. Member loan 620683 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Alexian Brothers Behavioral Health	Debt-to-income ratio:	16.47%
Length of employment:	5 years	Location:	Schaumburg, IL

Home town:
Current & past employers:	Alexian Brothers Behavioral Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,076.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Alexian Brothers Behavioral Health?	I hold two positions as therapist and case manager for the hospital's inpatient and outpatient services.
Please list balances and interest rates of the loans you plan to pay off.	Loan 1: 2789 @ 12.24% Loan 2: 763 @ 0.00% Loan 3: 1493 @ 0.00% Loan 4: 3657@ 15.99%
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I plan to service the loan for at least 4 years.

Member Payment Dependent Notes Series 620692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620692	$20,000	$20,000	16.32%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620692. Member loan 620692 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Accellion	Debt-to-income ratio:	14.25%
Length of employment:	< 1 year	Location:	san francisco, CA

Home town:
Current & past employers:	Accellion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I plan to pay off my consumer debt that totals approx. 15k with a combined minimum payment of approx. $350. With the remaining loan balance, I plan to pay off the majority of back taxes due (approx. balance of $6,500), of which I am paying $300 a month.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$4,100.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Accellion and where did you work prior to that?	Prior to working at Accellion, I worked at VMware for 3 years as a Support Sales Manager. I joined Accellion in March looking to progress my career as they offered me an Account Manager position for the Southwest region. Since joining, I have been the #1 revenue-attaining rep QoQ, and am on track to make President's Club. Please let me know if you have any other questions. Thank you.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	My wife and I took the following steps: 1) Created a budget, and made a commitment to stick to it. 2) Froze credit lines 3) Used the "snowball" debt reduction strategy, where we would attempt to pay off the credit card with the lowest balance, and then work on the card with the 2nd lowest balance. By implementing this strategy, we have successfully closed 3 credit cards with combined balance of >10k over the past 24 months.
If you have your income verified by Lending Club more investors will feel more confident in investing in your loan	Thanks, I will fax in this information on Monday.
I will gladly help fund this loan if you can pl. contact Lending Club and have your income verified. Im sure other investors feel this way too.	Hello, I just sent all required paperwork to LendingCLub. Thanks for your interest.

Member Payment Dependent Notes Series 620695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620695	$18,000	$18,000	10.36%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620695. Member loan 620695 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,583 / month
Current employer:	Jamco America	Debt-to-income ratio:	8.89%
Length of employment:	3 years	Location:	Lake Stevens, WA

Home town:
Current & past employers:	Jamco America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > My spouse and I plan to consolidate 3 high interest credit cards using this loan. My wife and I have very good credit, and we have solid and stable jobs in aerospace engineering and the health industry.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,825.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Jamco America?	I am a mechanical engineer in the commercial aerospace industry. We do in servie modification with major airlines worldwide.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	We have structured a family budget and refinanced our home at a lower rate.

Member Payment Dependent Notes Series 620716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620716	$8,000	$8,000	6.91%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620716. Member loan 620716 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	FEMA	Debt-to-income ratio:	10.03%
Length of employment:	7 years	Location:	charles town, WV

Home town:
Current & past employers:	FEMA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	5
Revolving Credit Balance:	$2,708.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620738	$5,000	$5,000	6.91%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620738. Member loan 620738 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Nexius Inc	Debt-to-income ratio:	24.84%
Length of employment:	2 years	Location:	Fremont, CA

Home town:
Current & past employers:	Nexius Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,765.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Nexius Inc?	I am Radio Frequency Engineer. I am in a design and optimization team for the cellular network for ATT.

Member Payment Dependent Notes Series 620814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620814	$20,000	$20,000	13.72%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620814. Member loan 620814 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Navfac Mid-Atlantic	Debt-to-income ratio:	14.16%
Length of employment:	10+ years	Location:	Carrollton, VA

Home town:
Current & past employers:	Navfac Mid-Atlantic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I plan to use these funds to pay off a high interest loan that I have. At the time that I received the loan I was told that the interest rate would be reduced after one year if my payments were on time. The bank did not honor this committment and I have been making on time payments for three years. I also will be paying off some high interest credit cards. Although my mortgage is 1374 I only pay half of it and my husband pays the other half. I am commited to getting out of debt in the next two to three years.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	78
Revolving Credit Balance:	$7,852.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Navfac Mid-Atlantic?	I am a Information Technology Specialist. I don't know if I included it in y loan request but NAVFAC Mid-Atlantic is a Department of Defense Agency. As a IT specialist I work with all types of hardware and software for the Federal Government.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	I have created a new budget to reduce my spending. I am working on a cash only policy. I pay extra on accounts whenever possible. I have created an emergency fund to take care of unexpected expenses. I also have a home based business which I have been trying to expand my customer base and use the extra income to pay down debt.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	There is a first mortgage of 193,189.43. No HELOC. The current market value is approx. $225,000
Can you list your husbands income?	55,000
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate?	Type your answer here.bank of America 9589 21.99 Wells fargo 3801 21.99 wells farg0 1677 21.99 capital one 1966 23.15 chase 3734 16.74

Member Payment Dependent Notes Series 620840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620840	$5,000	$5,000	5.42%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620840. Member loan 620840 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	IRI	Debt-to-income ratio:	23.37%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	IRI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Good Day Lenders - highly interested in receiving your funds to payoff off unfortunate credit card debt. Have always paid all bills on time, never late, have ways paid more than the minimum, excellent credit score. Borrower added on 11/24/10 > typo correction on 11/23/10: "have always paid more than the minimum" - I look forward to doing business with my fellow lending club investors! Thank you so much. Borrower added on 11/24/10 > Current credit card APR is at 12.24% was recently lowered from 15.24% per my request and approved due to my excellent relationship with credit card company. Borrower added on 11/24/10 > Let's go investors! Earn extra cash by investing with me guaranteed return. Borrower added on 11/25/10 > Please help abolish my credit card debt! Thx You Borrower added on 11/27/10 > Thx you investors, keep on investing, you will not regret it, win win situation. Borrower added on 11/29/10 > Keep it coming! Monthly payments guaranteed and on time. Dependable and reliable. My credit history and score speaks for itself. Help me save on the interest rate while I earn you interest!

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,887.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thank you for your interest. 1. no and no payments 2. relatives 3. no 4. 500K + 5. 10 years + Feel free to ask more questions
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	1. credit card, 4766, 12.42% 2. revolving credit balance is the amount owed to credit card company and will use all funds to pay entire debt Thank you for your interest! Look forward to receiving your funds.

Member Payment Dependent Notes Series 620852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620852	$14,400	$14,400	12.98%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620852. Member loan 620852 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	LHP Software	Debt-to-income ratio:	14.53%
Length of employment:	< 1 year	Location:	dunlap, IL

Home town:
Current & past employers:	LHP Software
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I need money to consolidate credit cards debt and make it into one single payment monthly. I am working full time with annual income of 73500. I am a software engineer with masters degree and three years of experience and working full time permanent job.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	57
Revolving Credit Balance:	$15,910.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give details on the delinquency from 57 months ago. Thank you.	I applied for my first credit card in Nov 2005 to establish credit history and received a secured credit card in Dec 2005 in New York. At the end of Dec, I got admitted to university in Illinois and I moved to Illinois and was looking for campus job, accommodation etc.I was moving and I did not have a computer at that time. I changed my address on the bank website but they changed it only for the checking account and not for the credit card as I did not register my credit card online.My bill was sent to the previous address in NY while I was in Illinois. It was only in February that i came to know that i missed the due date by 30 days. I paid it immediately which was a small amount that was minimum payment due.

Member Payment Dependent Notes Series 620894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620894	$10,000	$10,000	9.99%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620894. Member loan 620894 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Penske Truck Leasing	Debt-to-income ratio:	14.16%
Length of employment:	3 years	Location:	MIDDLE RIVER, MD

Home town:
Current & past employers:	Penske Truck Leasing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am a young professional with a strong credit rating who is tired of dealing with Credit Cards. I have not missed a single payment on a credit card since I began using them 8 years ago. With this loan my monthly expenses will decrease which will only make paying it more convenient for me. I decided to request this loan as I am actively decreasing my expenses across the board. I have been employed by the same company for 3 years and have been promoted in that tenure. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,115.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620921	$14,400	$14,400	15.20%	1.00%	December 6, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620921. Member loan 620921 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,042 / month
Current employer:	Chartis	Debt-to-income ratio:	13.60%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	Chartis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,901.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help finance your loan, if you can pl. contact Lending Club to have your income verified.	All the data requested has been emailed.
Could you please list the credit card amounts and rates that will be paid by this loan, as well as the amount you pay towards these these cards (not the minimum payment). Ex. CC1 (Amount, Interest Rate, your monthly Payment, Paid/Not paid by this loan) CC2 (Amount, Interest Rate, your monthly Payment, Paid/Not paid by this loan) etc.	Macy's Card (9900, 24.5%, 330), Bank of America (6170, 26.24%, 285). Others below 19% will not be refinanced at this time.
I am interesting in funding your loan, can you please provide the purpose of your loan, when you intend to repay your loan and a detail description of your monthly expenses with balances. N.B. Contact Lending Club and provide them with the information they require so that your status can be changed to Approved. This is help you tremendously with be funded and make it easier for you to receive the funds when it is completed.	Purpose is to eliminate high interest rate credit card debt. I intend to repay in 2-3 years. Please see the answer to previous question. Thanks.

Member Payment Dependent Notes Series 620935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620935	$9,900	$9,900	6.54%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620935. Member loan 620935 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,300 / month
Current employer:	Town Of Stoneham Police Dept	Debt-to-income ratio:	8.06%
Length of employment:	7 years	Location:	Burlington, MA

Home town:
Current & past employers:	Town Of Stoneham Police Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I found an excellent, 1-owner Jeep with a snowplow, It was purchased new by an older gentleman who took meticulous care of it, and only put 62,000 miles on it, in 10 years of ownership. Most banks won't finance a used vehicle more than 6 years old. I didn't want to draw down our savings accounts, so this seemed like a good option, with attractive rates. We own our home outright - no more mortgage !! All our kids are grown, and their college educations paid for. My credit rating is excellent, because I have always paid on time, and never gotten "over my head" in debt. My job, and income is very stable, both now, and for the future.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	52
Revolving Credit Balance:	$10,071.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620956	$7,500	$7,500	6.54%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620956. Member loan 620956 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,625 / month
Current employer:	CHAN Healthcare Auditors	Debt-to-income ratio:	8.64%
Length of employment:	< 1 year	Location:	SCOTTSDALE, AZ

Home town:
Current & past employers:	CHAN Healthcare Auditors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Hello, I'm a hard-working, smart, educated Iowa-boy, who has waited 6 long years to marry the right woman (a Kindergarten teacher, like my mother and grandmother before her). She deserves a beautiful ring (for putting up with me, haha). Thank you for making this milestone happen for us. Brian

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$2,811.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for CHAN Healthcare Auditors and where did you work prior to that?	I am a contracted Internal Audit (Healthcare) professional, dedicated to St. Joseph's Hospital and Medical Center (Phoenix). Prior to that, I had 10 years in Big-4 Public Accounting (Ernst & Young, and Arthur Andersen) performing Internal Audit, Sarbanes-Oxley Sect 404 compliance, and most recently, Enterprise Risk Management (ERM).

Member Payment Dependent Notes Series 621016

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621016	$12,000	$12,000	9.99%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621016. Member loan 621016 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	DeKalb County Board of Education	Debt-to-income ratio:	17.27%
Length of employment:	2 years	Location:	Loganville, GA

Home town:
Current & past employers:	DeKalb County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > "Best laid plans of mice and men......" Any Steinbeck fans out there? Seems this has recently been my line. Bought a home last year about this time and sunk all my savings into it to assure a very reasonable note. Great idea, but unfortunately just a couple of days after moving in, things began to break! Having had no time to accumulate any more savings, I was stuck utilizing a VERY high interest credit card, on which there was previously a balance of 0, to do things like replace a leaky roof, a faulty, exploding water heater, freshly soaked walls and carpet, etc.... Seems my home inspector might have caught those things but not so. I do not hasten to appear as a damsel in distress; however, with an APR of 28%, I will be forever getting this card paid down! I would make an excellent candidate for this loan as my credit history is good, but in addition, the note on this loan is less than I am paying each month on this card with no end in sight. In addition, my car will be paid off in 12 months so I plan to double up on loan installments after that and pay this loan off early. It seems the only way I can get back ahead. Though I am having no problem making my payments, right now I feel much like a hamster on a wheel. Running, running, running and never getting anywhere.....paying, paying, paying ....

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,621.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the DeKalb County Board of Education?	Hi, thanks for asking. I am an Instructional Coach for the Department of Exceptional Education..
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thank you for your inquiry. My monthly expenditures that would not be paid off by this loan are as follows: House - Principal and Interest + Harzard Ins + Taxes 633.00 Car Note - 313.00 (paid off in 13 months) Utilities to include gas and electric - @200monthly Water 16.00 Phone, cable, internet 110.00 Care Credit (Health Care ONLY Credit Card) 179.00 Lowes - 25.00 (GEMB on credit report) Groceries - 135 monthly - I DO NOT eat out. Juniper Bank Credit Card - 50.00 (APR 11.99) Card I normally use for expenditures but didn't have that option for the immediate home repairs as it has a low credit limit. I will pay off the HSBC that has an APR of 28.99% and my Home Depot Card which has a balance of approximately 2,800$ used to pay for applicances for the house (it was a foreclosure and didnt' have all the applicances). That is currently at zero percent but needs to be paid off by February of 12. IF my loan is fully funded, I would also use the remainder plus a Christmas Bonus that we are receiving and pay off my van.....freeing up another 313.00 per month. Again thank you for your inquiry and thank you to all who have assisted in the funding of my loan already.
Two questions: (1) You initially selected 5-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	Thank you for your question and interest in my loan. I anticipate paying this loan back in approximately 3 1/2 years. Should my loan be fully funded, my plan is to double up on payments once my car is paid off in Jan of next year. Acceptance of a partial loan really depends upon how much it is. I cannot afford to take a loan that will not pay off the one credit card that is particuarly high interest. Should that happen I would be making two payments rather then one. Again, thank you for your questions and thanks to all who have assisted in funding my loan thus far. In addition, thank you Mr. USMC Retired for your service!!!

Member Payment Dependent Notes Series 621020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621020	$25,000	$25,000	15.20%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621020. Member loan 621020 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Spherion/Tatum	Debt-to-income ratio:	14.36%
Length of employment:	4 years	Location:	Richardson, TX

Home town:
Current & past employers:	Spherion/Tatum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > This loan was fully funded yesterday but they hadn't verified our income and they finally had it verified. So we had to redo apply.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	41
Revolving Credit Balance:	$43,863.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Spherion/Tatum?	I am a Director/CFO. Been there for 4 years
What business are you starting?	We started a kids sports facility and need the extra funding to get some additional equipment.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	There is $50,000.00 still owing on my home mortgage. Current home value is approx. $205,000.00.

Member Payment Dependent Notes Series 621028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621028	$12,500	$12,500	9.99%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621028. Member loan 621028 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Pulaski Bank	Debt-to-income ratio:	6.05%
Length of employment:	1 year	Location:	Overland Park, KS

Home town:
Current & past employers:	Pulaski Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621039	$12,000	$12,000	5.42%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621039. Member loan 621039 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Monroe County Board of Education	Debt-to-income ratio:	18.88%
Length of employment:	10+ years	Location:	Forsyth, GA

Home town:
Current & past employers:	Monroe County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Monroe County Board of Education?	Type your answer here. I am an Assistant Principal/Administrator.
Please tell us about yourself and what this loan is for.	Type your answer here. This loan will cover medical and miscellaneous expenses. My wife is expecting a child.

Member Payment Dependent Notes Series 621058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621058	$12,000	$12,000	5.42%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621058. Member loan 621058 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	McKesson Corporation	Debt-to-income ratio:	5.81%
Length of employment:	10+ years	Location:	Antioch, CA

Home town:
Current & past employers:	McKesson Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > pay off higher interest rate credit cards, consolidate into one easy payment.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,613.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about yourself and what this loan is for. Do you have any liquid savings? Can you explain why someone earning $12,500 per month is in need of a loan rather than using savings? Your income has not been verified by Landing Club, please would you take steps to do so.	I work for a fortune 15 company and have been for the past 12 years. My savings is through my 401k. I would rather not use my 401k to pay. Though I can afford to pay my credit cards, I'm looking to consolidating and pay at a lower % rate and get out of debt.

Member Payment Dependent Notes Series 621107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621107	$15,800	$15,800	15.95%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621107. Member loan 621107 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Mahec family medicine residency program	Debt-to-income ratio:	10.81%
Length of employment:	< 1 year	Location:	asheville, NC

Home town:
Current & past employers:	Mahec family medicine residency program
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Spent 4years in medical school without working so accumulated some debt during that time. Now that I am working as a resident and making some income, consolidation is good idea to get low interest. Also just got engaged after being together for 4years and planning a small wedding and needing some help with expenses. Borrower added on 11/25/10 > Early thank you to everyone that has already helped me out with funding. I really appreciate it. I am working on being debt free by the time I finish residency and also build a debt free future with my spouse as we plan our small family size wedding. thank you in advance and for investing in me. Borrower added on 11/26/10 > I have a stable job as a resident and will be working there for the next three years. After residency I am confident that it will not be difficult to find a job as a family medicine doctor and payment of the loan will definitly not be affected. I selected 5 year payment plan for the loan because I wanted to have a longer term for payment but I do plan to pay off the loan in the next three years. I have about $8500-9000 in credit card debt and I have being making payments and never had a late payment since my first credit card in 2000. At the moment my monthly expenses are about $1200 excluding credit card bills and $1800 including credit card bills. This loan wil be used to pay off the credit card debt and the balance used to plan my wedding. I recently got engaged (september 25th) and we are planning a small wedding in the mountains of NC. We are saving up as much as we can for the wedding but we will definitely need some help and this loan will be a life saver for us. Please send me any questions you may have and I will do my best to answer them to help you make a decision in funding this loan. Borrower added on 11/29/10 > Thank you to those who have already funded this loan. Investors still thinking about it please know that payments will be made on time with no defaults and loan will be payed off before 5year term. Thanks for all the help.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,210.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) You initially selected 5-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	I selected the 5 year term for longer period in case I need it but I can realistically pay off the loan within 3-4years. I will accept a partially funded loan because it will get me started and then plan on relisting. thanks for your interest in this loan.
Congrats on your upcoming wedding! Since you're a dual income family, would you mind disclosing your spouse's profession and monthly income? Such info will likely make your application seem stronger.	He is a full time student in medical school with plans to graduate in May and start residency in july 2011. thanks.

Member Payment Dependent Notes Series 621111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621111	$7,500	$7,500	9.99%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621111. Member loan 621111 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Excelsior Springs Hospital	Debt-to-income ratio:	6.68%
Length of employment:	9 years	Location:	Kearney, MO

Home town:
Current & past employers:	Excelsior Springs Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I plan to use this money to help my son fix his car and pay off some small outstanding balances. I am a good borrower because I pay my bills on time and know my limits. I have a very strict monthy budget and adhere to it closely. I am an RN and my job is very stable. I can always find a job if needed. Borrower added on 11/26/10 > i would also like to be able to bring my daughter and grandchildren home for christmas. my son in law is full time military and is deployed at this time. this would be a great surprise for everyone.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	4
Revolving Credit Balance:	$5,861.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	I am an RN- ER staff nurse. I am hoping to be able to pay it off in 2-3 years. I would really consider applying for another loan.

Member Payment Dependent Notes Series 621125

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621125	$6,500	$6,500	8.88%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621125. Member loan 621125 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	fred meyer	Debt-to-income ratio:	21.00%
Length of employment:	7 years	Location:	Everett, WA

Home town:
Current & past employers:	fred meyer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,311.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe how you're using this loan. Do you have a spouse/partner who works and if so how much does he/she earn each month?	This loan will be used to attend the National Personal Trainers Institute. Yes, my spouse has been employed with the same company for the past 7 years. He earns $5300 per month.

Member Payment Dependent Notes Series 621139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621139	$8,000	$8,000	8.88%	1.00%	November 30, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621139. Member loan 621139 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Local 825 Operating Engineers	Debt-to-income ratio:	1.58%
Length of employment:	10+ years	Location:	Forked River, NJ

Home town:
Current & past employers:	Local 825 Operating Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > Personal loan for auto

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,864.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Local 825 Operating Engineers?	Type your answer here.Operate heavy equipment. Our hiring hall dispatches us to various companies to work. I am current working for a demolition company. When not working our supplements our unemployment. We collect $950 a week when not working. I worked the whole year only missing 2 weeks.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here.Mortgage $1800, no car payments, ccard balance under $3000, utilities $300,

Member Payment Dependent Notes Series 621165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621165	$18,000	$18,000	18.91%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621165. Member loan 621165 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	CUMBERLAND FARMS	Debt-to-income ratio:	20.92%
Length of employment:	7 years	Location:	LITTLE FALLS, NY

Home town:
Current & past employers:	CUMBERLAND FARMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I plan to use this loan to pay off all my credit cards reducing my monthly payments almost in half. I have been trying to pay them off one at a time but it seems like an never ending battle, I believe that if I can get this loan I will finally be done with them for good. I am a hard worker and a strong believer in working for what I want in life. And at this point in my life I want to be debt free. My job is very stable I work full time as a c-store manager for the past 7 years and I also have a part time job with a marketing company that I have had for the past 10 years.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,071.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at CUMBERLAND FARMS?	I am a store manager, I take care of day to day operations of a convenience store
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income? - please list all your debts, including apr and remaining balance.	My Plan to be debit free and stay that way. To start most of my debit has been from the past 7 years, due to my mother being very ill and unable to care for herself I moved her in with me and my family to make sure she was cared for but unfortunately due to my income she was unable to qualify for any financial help which left me paying for a lot of her medical needs and all of her day to day necessities. I did unfortunately find myself using my credit cards more than I would of liked and only able to pay the minim payments which has left me struggling to pay my credit cards off. Due to resent changes in my mothers health she has chosen to move into assisted care living where she qualifies for more help. I am now left with trying to straighten up my financial future, I want to be sure I can pay for everything I need as I get older and not leave my daughter with the hard chooses I have had to make. I believe that my chooses where what was best at the time but it is time to move on from the debit. As for my dependence on credit cards, my income will more than cover what we need to live a full and happy life. Although I do not plan to close any accounts at this time I do plan to leave all cards with no balances. How I see it is if I can get this loan I will take about $1034 in monthly payments that I have no trouble paying and reduce it to $466 saving $568 a month that will be put away so when there is something I want or need I can pay cash. Yes I have a spouse, at this time he is only able to work part time due to the hours I work someone has to be home with our daughter. He makes about $15000 a year making out combined income about $73000. Our debts we want to pay off??? Card/bank APR% Payoff monthly payment Discover 22.24 1858.56 100 HFC 24.99 1403.62 156 Capital One17.9 427.91 25 Juniper 11.9 1430.66 45 Capital One22.9 449.88 25 Jcpenney 23.9 1152.16 65 Sunoco 25.2 489.02 50 Pay pal 26.9 593.88 25 Amex 20.2 3896.76 115 Chase 18.9 888.95 45 Wal-Mart 22.9 1300.00 45 Car pay off 10.5 5000.00 338 18891.40 1034

Member Payment Dependent Notes Series 621226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621226	$8,000	$8,000	6.17%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621226. Member loan 621226 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Prince George's County Public Schools	Debt-to-income ratio:	16.75%
Length of employment:	8 years	Location:	Glen Burnie, MD

Home town:
Current & past employers:	Prince George's County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I am a 27 year old teacher in Maryland. I own a condo and recently my hot water tank sprung a leak and being that I live on the 3rd floor of the building my leak caused alot of damage to my 2nd and 1st floor neighbors. The condo association has informed me that the copper pipes in these buildings are on a recall list but there is no type coverage. I am asking for the money to replace the piping in my unit and to cove the damages to my place and my neighbors because the leak was from my unit I am being held responsible for all damages.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Home Owners insurance??	That would be the right thing. However they paid to have a 2 inch section of the leaking pipe replaced and covered $789.93 of my damages which was nothing really. My damages alone are 2300 and my neighbors are a bit more than that. I thought my insurance covered it hit because of the recalled pipes it is the property owners responsibility to cover all damages.

Member Payment Dependent Notes Series 621238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621238	$10,000	$10,000	9.25%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621238. Member loan 621238 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Paragon Capital	Debt-to-income ratio:	17.21%
Length of employment:	< 1 year	Location:	Seaford, NY

Home town:
Current & past employers:	Paragon Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Neil's Medical Loan

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,731.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621250	$5,000	$5,000	6.17%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621250. Member loan 621250 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	Lortscher Agri Service	Debt-to-income ratio:	19.13%
Length of employment:	2 years	Location:	Seneca, KS

Home town:
Current & past employers:	Lortscher Agri Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,869.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 621253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621253	$18,000	$18,000	10.36%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621253. Member loan 621253 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Clark Funeral Home	Debt-to-income ratio:	15.99%
Length of employment:	5 years	Location:	Yorktown, NY

Home town:
Current & past employers:	Clark Funeral Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am paying off the $13, 900 balance of my old loan at 12%. I will also pay off $1500 in other credit cards that are due by the end of December. Last, I will pay off the next two months of bills so I can build a nice cash flow with my paychecks. I have a 754 credit score and have never missed a payment, EVER!! I feel I am entitled to a lower rate than the 12% I'm paying now so 10.36% is a step in the right direction. This monthly payment is actually $105 less than my current loan which I plan to payoff, so payment will not be a problem. I am a Funeral Director. My license is a valuable tool in a lucrative business. Borrower added on 11/24/10 > I have been at my funeral home for 5 years now and finally settled into a career that I enjoy. I'm looking towards the future and setting positive goals financially. In obtaining this loan, my bills would be around $900 a month. I will have a totally clean slate and would finally be able to invest in my future. Borrower added on 11/26/10 > My bills in more detail are as follows: This loan: 386.00 Car/Insurance: 388.00 Phone/Internet: 60.00 Cable: 66.00 My rent and utilities are negotiated in my salary because the apartment I live in is owned by my boss. I clear $650.00/ a week after taxes and there is always overtime work in the funeral industry. My only other expenses would be food and gasoline for my car.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,029.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	4 to 5 years. My main goal is freeing up my cash to invest my future. I would like to start investing, open an IRA, and my main goal is to buy my first condo as a rental property in Myrtle Beach (the golf capital of the world) in the next 5-7 years. With these aspirations in mind, it doesn't seem likely for me to pay off this loan too quickly. I just want to keep my monthly nut as low as possible and use my credit cards only to pay off my cable/phone/internet.

Member Payment Dependent Notes Series 621276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621276	$10,000	$10,000	6.91%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621276. Member loan 621276 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,560 / month
Current employer:	Prime Technology Group	Debt-to-income ratio:	5.86%
Length of employment:	6 years	Location:	Yardley, PA

Home town:
Current & past employers:	Prime Technology Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I purchased my 1st house last year. I plan to use this loan to remodel the kitchen and bathrooms, which will appreciate my house value. I am a good borrower since I do not have any other loan, and have an excellent credit history. I plan to pay-off the loan in less than 2 years since my wife is also working. I have been with this company since the past 6 years, at a Senior Management position and have a very stable job.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,111.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Prime Technology Group and what do you do there?	It is an IT Consultant Company located in PA. Our specialization is in delivering solutions for midsized Healthcare and Financial Companies. I am an Engagement Manager with PRIME - I manage a team of 30 IT resources who are allocated to one of our long term Clients. Please let me know if you need any further information.

Member Payment Dependent Notes Series 621337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621337	$12,000	$12,000	14.83%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621337. Member loan 621337 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	General Part Incorporated	Debt-to-income ratio:	11.33%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	General Part Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > debt consolidation

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,690.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621375	$24,000	$24,000	18.54%	1.00%	December 2, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621375. Member loan 621375 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	LA ARENA COMPANY LLC	Debt-to-income ratio:	14.66%
Length of employment:	7 years	Location:	Torrance, CA

Home town:
Current & past employers:	LA ARENA COMPANY LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Due to a recent divorce I assume all the debt from the marriage. I plan on consolidating my credit card debt into one payment. This would free up close to $1800 a month. I have an excellent credit history and have been in my current position for over seven years. I was at my previous employer for over seventeen years. I'm a very responsible person. Borrower added on 11/28/10 > At this point I plan on utilizing the 36 months of the loan. I plan on using the savings to continue contributing to my son's college fund, he is currently a freshmen in high school. and I am also saving for a down payment on a new residence. In three years I hope to have saved up a substantial down payment. This may change but for now that is the plan.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,009.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LA ARENA COMPANY LLC?	I'm the Director of Human Resources for a entertainment complex in Los Angeles.
Question #1: Please list the accounts that you will be consolidating (balance, interest rate, payments) do not give acc%u2019t numbers, etc. etc. Question #2: Do you have to pay alimony, if so approx $. The following is just information and tips on how to HAVE A MUCH BETTER CHANCE of getting your loan fully funded. You should contact Lending Club, and give them all of the information that they need to speed up the APPROVAL process (verify income, employer, etc., etc.). You will attract MORE investors (also investors that are sitting on the fence)! Some of us (a lot of us) don%u2019t feel comfortable until we see the green APPROVAL check mark. You will be amazed of how much faster your loan will fund with the GREEN check mark and also if your income is verified on your loan app. To attract lenders looking at your loan, if you add the following to your loan description it will really help and it might cut out a lot of questions that you'll be bombarded with. Please list the balances, interest rates and payments on the debts you're refinancing ? I don't mean to preach, just speaking from experience. Thank you very much and good luck. Note: sometimes these questions are delayed, you might get some questions that seem to be repeated--so please keep that in mind.	Thank you for the advice. I wish to use the funds to payoff three cards that have interest rates of 23 to 25%. The amount is just under $23,000. The funds were use as start up money for a Woman's clothes boutique that my ex-wife open. At the time I knew she had open the accounts but at the time I was not on top my of finances as I am now. With all the horse trading that goes on with a divorce I decided to expedite the process and get on with my life so I assumed all our debt. I do not pay alimony I have custody of our son. But I do contribute 50% of the mortgage of the house we owned together. This amount is $1,200 per month for the next ten months or when a sale of the house occurs.
Would you please list the three credit cards balances, payment amounts and also your major monthly expenses. example: cc1 12000 200 cc2 8000 200 cc3 3000 100 mort 1200 rent 1200 etc etc etc Thank you very much	CC1 I currently owe $9114.82, the monthly payment $182.00. I have been paying 400.00 using the recurring bill pay though. CC2 I currently owe $7829.27, the monthly payment $171.00. I have been paying 400.00 using the recurring bill pay though my bank. CC3 I currently owe $6580.11 the monthly payment $139.00. I have been paying 300.00 using the recurring bill pay. I have been paying double the amount due (rounded up) which according to my statements would pay off the debt in 36 months. My request for the loan is two-fold, One I would consolidate the debt into one easy payment. The second is more of a psychological. My rent is $1275 per month and my Car Payment is $446 per month. I pay $1500 toward the mortgage my wife and I share for the next ten months as required by are divorce agreement. This would allow her to refinance the house in her name. These are my major expense. My 2009 W2 shows (which I just faxed over for Verification) $116994.78 As I stated before the cards were use as start up money for my ex-wife???s boutique. I know this may sound illogical to some but, by paying off those cards, I???m transferring what I consider ???her??? debt to become my debt and for some silly reason it becomes more palatable for me plus I save a few bucks in the process.
Sounds like a great idea to me! Thanks for answering my questions. I will be investing in your loan. Please no response necessary. And again good luck and remember what I suggested about "The Approval Process" that green check mark is an investor catcher.	Thanks....
You mentioned that this consolidation would free up a large amount of money each month, how long do you intend to keep this loan active?	My current plan for the additional funds are to continue to apply money towards my son's college fund and save for a down payment on a residence. At this point I plan on keeping the loan active for the whole 36 months. My son is a freshman in high school. The 36 months will give me ample time to fulfill my future financial goals for my son's education and he savings I need for a down payment. Although the interest rate is not optimum it is still significantly lower than my current cc rate.
Wouldn't it make more sense to only borrow what is needed to cover the credit cards? I don't understand why you would want to borrow $7K extra to "save" for a college fund and down payment...	The cc debt is roughly $23500.
Just a tip to speed up financing, contact the main office and ask what you can do to speed up the loan approval process, several investors will not invest in notes until they see the green "approved" check mark.	Thanks for the tip... I'll reach out to them tomorrow.

Member Payment Dependent Notes Series 621507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621507	$19,000	$19,000	15.95%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621507. Member loan 621507 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,854 / month
Current employer:	Edgen Murray Corporation	Debt-to-income ratio:	22.95%
Length of employment:	4 years	Location:	Shipman, IL

Home town:
Current & past employers:	Edgen Murray Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > My wife has an income as well. I currently have an income of about $98,000 per year with her income. We took a significant loss since 2008 where my income level was about $130,000/year. Wife lost her job in the 4th qtr of last year but is back employed full time now. The revolving debt includes credit cards from Bank of America, Capitol one, Discover and a few smaller retail consumer cards. Most of the balances were to pay for medical costs with my wife's surgery, home improvements, etc. used those credit lines due to the loss of $60,000 + income over the last few years as I had lost a significant amount of equity in my house and Bank of America took it upon themselves to cut my limits and raise my interest rates even thought I never missed a payment! If the financial system didn't collapse I would have zero debt today. I got trapped and caught off guard when this happened. Luckily I still have the same job and working in the same industry I have been in for the last 15 years. You should see I have never missed a payment. I would really like a loan for $36,000 for 5 years at a 10% interest rate. That would fix everything and we could sleep again at night!

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,723.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Edgen Murray Corporation?	Sales Manager for the last 4 years. This is the steel industry and have been in the same line of work for 15 years.
Can you list the debts (amounts) you are carrying?	mainly credit card debt to Bank of America. When financial collapse hit in 2008 I was lucky enough to keep my job but took a significant pay cut since then and medical bills piled up a little. Job is secure but B of A cut my limits and raised my interest even though I never missed a payment. This loan would help me get away from them and start over.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$217,000 balance Last appraisal was around $250,000 but it's been a few years ago before the finacial meltdown in this country.
Your credit report shows you with just under $36K in revolving debt. Can you detail for us what makes up that balance? Any other household income not listed above? Are you medical bills done or are they ongoing?	The majority of this question had previously been answered. As for the medical bills - they are done and fortunately we have been given a clean bill of health and both are able to work full time! the after result though in combination of the pay cut and the terrible economic state of our country has resulted in about 30% of the revolving debt I have to pay overpriced medical bills! I say this again, I lost $60,000 in bonus/wife's salary in the last year to no fault of our own. It caught me off guard and I overextended myself right before the wallstreet crash/financial system crash!
What actions have you taken (other than requesting this loan) to reduce your debt and maintain it at a lower level moving forward?	My goal is to close all revolving accounts as well as selling assets of value to reduce debt further. We have establisded a new budget and I make every payment still on time just could use a little consolidation to strengthen our household going forward. Unfortunately, the majority of the cash flow I have goes to the pockets of the banks and not my actual debt that is where I need your help!
Not a question -- but you may find one of the free financial management tools online, such as mint.com or yodlee.com useful. For me, it has reduced not only the amount of time I have to spend on my finances, but more importantly, it has reduced the stress.	I need a loan to correct what the banks did to me. I don't need counseling. I will say this again! I lost $60,000 of income due to the collapse of the finacial and real estate market in 2008. Luckily I have kept my job but wife was not so fortunate. She is back employed now but the banks took advantage of their misfortune. One at a time they cut my limits to the balance and it caused a decrease in my credit score first. Then they raised my interest rates because of the credit score. I PAY ALL MY BILLS ON TIME STILL! This loan will take out balances that I currently pay over $600/month to and then I can close the accounts!

Member Payment Dependent Notes Series 621518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621518	$10,000	$10,000	14.83%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621518. Member loan 621518 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	17.98%
Length of employment:	5 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$477.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Home loan balance $53,973.85 Zillow estimate $54,000
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I work for Fidelity Investments. I have worked for Fidelity for five and a half years. I work in a 401k contribution operational role. All 5 and a half years have been in this field.
TWO Questions: (1) Position (Job/What you do) for Fidelity Investments? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I plan on keeping the loan the full five years, unless I see lower rates down the road 2-3 years from now.
No description and no revolving credit debt. How about at least a hint as to why you want to borrow from us.	I am consolidating a existing loan and credit card balance.

Member Payment Dependent Notes Series 621525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621525	$6,500	$6,500	5.79%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621525. Member loan 621525 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,343 / month
Current employer:	Crescendo Charter Schools	Debt-to-income ratio:	21.93%
Length of employment:	2 years	Location:	Inglewood, CA

Home town:
Current & past employers:	Crescendo Charter Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I plan to use this loan to payoff the exisiting balance left on my Chevrolet Impala. Getting this loan will lower the monthly payments that I currently make towards this car. I have good credit (qualified for an A2 grade loan) and make all my payments on time.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,899.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Crescendo Charter Schools and where did you work prior to that?	Good Morning CriticalMiss, I am an office manager with this organization. The school site I specifically work at is: Crescendo Charter Academy. Prior to this position, I worked as a teacher's aide and an after school program aide for this organization. Prior to working for Crescendo Charter Schools, I held a work study job at UCLA and worked as a debt collector for "The Best Service Company."

Member Payment Dependent Notes Series 621533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621533	$16,800	$16,800	6.91%	1.00%	December 2, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621533. Member loan 621533 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Select Medical Corp	Debt-to-income ratio:	4.28%
Length of employment:	4 years	Location:	Nevada, TX

Home town:
Current & past employers:	Select Medical Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > Please consider investing in our loan, we are working on becoming debt free because we want to start a family. My husband is a corporate pilot and travels so I would like to be a stay at home mom. This is part of our 3yr debt free plan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,742.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Select Medical Corp?	I am the radiology manager, so I provide radiology services, xray and CT to our patients, along with scheduling employees, Q&A, etc

Member Payment Dependent Notes Series 621579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621579	$7,500	$7,500	6.17%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621579. Member loan 621579 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	City of Akron	Debt-to-income ratio:	17.46%
Length of employment:	10+ years	Location:	Akron, OH

Home town:
Current & past employers:	City of Akron
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,667.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please provide a bit more background on what you plan to use the loan for? New or existing business? What type of business? What will the loan be used for - inventory, advertising, etc. Art	I am starting a snow removal/lawn mowing service and the money will be used to purchase needed equipment.
What do you do for the City of Akron?	I'm a Fire Fighter.

Member Payment Dependent Notes Series 621581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621581	$12,000	$12,000	9.99%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621581. Member loan 621581 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Solace pain management & rehab	Debt-to-income ratio:	17.75%
Length of employment:	1 year	Location:	Rockville, MD

Home town:
Current & past employers:	Solace pain management & rehab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,041.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Solace pain management & rehab and where did you work prior to that?	Medical Assistant and claim reimbursement. Prior job is the same at different Dr's medical office

Member Payment Dependent Notes Series 621647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621647	$7,750	$7,750	12.98%	1.00%	December 3, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621647. Member loan 621647 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,231 / month
Current employer:	Laclede Co. Sheriff's Office	Debt-to-income ratio:	21.20%
Length of employment:	10+ years	Location:	Lebanon, MO

Home town:
Current & past employers:	Laclede Co. Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	79
Revolving Credit Balance:	$4,660.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have one mortgage loan and the current balance is $24,692.94. The current market value 2 years ago was $30,000.. unsure what it is currently...
What do you do for LCSO?	I have been employed at the LCSO for 13 years, 10 years of that time i was assiagned patrol, and the past 3 years as a Cpl. Detective.
Quite a few cities and counties across the country have been laying off police officers. How are things in Lebanon?	Actually Laclede County has a small population of 30,000 plus residence and the sheriff's office has approximately 20 deputies and one investigator and one Detective, which is me. We have had numerious homicides in the several past three years, some being double and triple homicides this year alone and i work all the sex crimes and mostly against children which keeps me overworked so there is slim to none chance of layoff's here in Lebanon.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I anticipate 4 to 5-yrs.
Two things about your application stand out. First, you state that your home is worth approximately $30,000, probably less since that is a two year old number. According to Trulia.com, the average home price in Lebanon, MO, is $151,700. How is it that your home is worth so little? Second, your income of $2,200 per month seems very low for a sheriff with 13 years of service. Can you shed any light on why your income and home value is so far outside of the norm? Thank you.	After a speration from my ex i ended up moving into my current residence which is suppose to be a rental house inside the city limits.. and when i started for the sheriff's office i was making 13000 a year so actually it was quite a pay increase from 13 years ago..

Member Payment Dependent Notes Series 621669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621669	$8,000	$8,000	5.79%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621669. Member loan 621669 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Jeffrey's Glass Cleaning Service	Debt-to-income ratio:	11.36%
Length of employment:	10+ years	Location:	SULTAN, WA

Home town:
Current & past employers:	Jeffrey's Glass Cleaning Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > The engine in my work truck blew up and I'm needing to do repairs. I am currently borrowing a truck that doesn't fit all my needs. I could put this repair on a credit card but am looking to get a lower interest rate for an installment loan.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,396.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621672	$10,400	$10,400	9.99%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621672. Member loan 621672 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Dentsply International	Debt-to-income ratio:	9.88%
Length of employment:	3 years	Location:	East Prospect, PA

Home town:
Current & past employers:	Dentsply International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,687.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not owe any mortgage on the house. The deed/title is in my Parent's Name. I do not have any home equity line of credit. I've lived in the home for roughly 24 years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	The goal is to consolidate a Citi Bank Credit Card that is currently charging 22.99% interest.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Absolutely, the following have been implemented: 1. An emergency fund of 3-4 months expenses is in place. 2. All purchases are now being made with either a Visa Debit card, check or cash. 3. Using Quicken I'm budgeting my monthly income versus outgo.
What are your $ monthly costs (contributions to household, car, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Currently once all monthly costs are taken care of I have roughly $500-600 free a month. Much of this is due to budgeting and cost cutting. I have no house payment, car payment/childcare or tuition costs. Only Debt is two credit cards in which this loan would replace one of them with a fixed interest rate instead a variable rate which is currently 22.99%

Member Payment Dependent Notes Series 621682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621682	$3,500	$3,500	5.42%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621682. Member loan 621682 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.10%
Length of employment:	5 years	Location:	San Leandro, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Request loan for business development- existing fitness business. Funds will be used for additional marketing, website updates and to purchase fitness equipment

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$809.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is source of income, post for others to see, thanks	Source of income is accounts receivables from personal training and fitness camp revenues received from my clients
Can you please provide more detail about what this loan will be used for? Is this a new business or an existing one? What is the reason for needing the loan (what, specifically, will you be spending the money on)?	Hello, This is an existing fitness business offering personal training, fitness camps and nutrition consultation. I am requesting this loan for resources to do additional business development i.e. marketing, website updates and to purchase fitness equipment.

Member Payment Dependent Notes Series 621712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621712	$25,000	$25,000	12.98%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621712. Member loan 621712 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,600 / month
Current employer:	Shell	Debt-to-income ratio:	14.89%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Shell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > This loan will be used to help cover out of pocket expenses associated with a family members stay at a residential treatment center. Due to the nature of the treatment care provider, they do require a significant cash outlay up front, which is the purpose of this loan. Job stability is good, currently 21 years with Shell Oil. I have been a high rate employee for duration of career. Borrower added on 11/29/10 > Also, the monthly note represents about 9% of our total after tax monthly take home pay.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,796.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is ~$250K No HELOC's Current MV = 340K
TWO questions: (1) Position (Job/What you do) for Shell? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	A1: Reserach and Development management A2: 1 to 2 years
What sort of medical expenses does this loan cover? Doesn't Shell offer medical insurance to employees and family members? Thanks	As with most medical coverage, insurance does not cover the entire amount. In this case, it is a re-emburseable situtation where the provider wants most of the treatment cost upfront.
Can you tell us what the procedure is? Lenders get wary when situations are vague. Thanks	Mental Health issues - long term care
Thanks, who is the care for? Can you explain the payment plan for the care (they want some $ up front, how much monthly, how much will insurance eventually cover, etc)	Immediate family member. The facility preferes to have the entire program pre-paid, but also will work on a monthto month basis (at a higher cost). Cost is 6200/mo, Initally they want first 3 months upfront + other costs (incl. some admin., prepaidmedical, etc.) Insurance covers 70% of total expenses, but can only be recovered after the treatmen is completed.
Ok, thanks for all the answers so far. Last one The program: How long will it last? If its a limited term how do you know your relative will have recovered when it is finished? (and get payment from insurance)	The program typically last 6 to 10 months, depending on the individual and how quickly they progress through the phases.
OK, I will contribute to your loan. PS Please be as open as possible explaining what this is for, maybe add a description? you'd normally be attracting a lot more funding at this point based on profession and credit history so i think the brevity may be affecting your progress.	Ok - appreciate for the tip, I'm new to this and the support pages tend to be a bit ponderous without really answering questions.

Member Payment Dependent Notes Series 621743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621743	$7,800	$7,800	8.88%	1.00%	December 2, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621743. Member loan 621743 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Potbelly	Debt-to-income ratio:	7.80%
Length of employment:	8 years	Location:	Chicago, IL

Home town:
Current & past employers:	Potbelly
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I would like to consolidate my credit cards so I only have to make one payment making it easier to manage.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,698.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Potbelly? What is your role there?	I work for a corporation called Potbelly Sandwich Shop. Its a fast food restaurant that focuses on sandwiches, soups and shakes. They started in Chicago and now have about 300 stores in 11 sates. I am a salary paid assistant manager and I am working with my District manager on getting promoted to General manager in order to run my own store. I have worked for the company for 8 years and I have very good standing with them.

Member Payment Dependent Notes Series 621771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621771	$12,250	$12,250	12.98%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621771. Member loan 621771 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Reading School District	Debt-to-income ratio:	23.46%
Length of employment:	9 years	Location:	Shillington, PA

Home town:
Current & past employers:	Reading School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,924.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Reading School District?	I am a teacher, and have been for the past 10 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of the mortgage loan is $123,713 and I have no HELOCs. The current market value of the home is $138,500.

Member Payment Dependent Notes Series 621806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621806	$8,000	$8,000	12.61%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621806. Member loan 621806 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.45%
Length of employment:	10+ years	Location:	Rialto, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I'm a owner operator with a big rig that is paid but a need to get my refer trailer up to quote with air resources the motor and installation is $8000.00 thank you Borrower added on 11/25/10 > I will be able to make a 400.00 payment a month

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,045.00	Public Records On File:	1
Revolving Line Utilization:	55.50%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the public record? Thank you in advance.	Type your answer here. that was back on 2001 I had 2 big rigs and the driver that work for me did me wrong and I ended with 2 large loans and at the same time my wife lost her job know she is a MA working for kaiser hospital and we are doing much better thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 162,500.00 balance I have the loan for 15 year we have 10 year to go. the market value is around 250,000.00

Member Payment Dependent Notes Series 621821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621821	$7,200	$7,200	9.99%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621821. Member loan 621821 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	ixsystems	Debt-to-income ratio:	0.78%
Length of employment:	3 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	ixsystems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,728.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this loan to be used for?	New furniture and moving expenses. I'm currently moving apartments.

Member Payment Dependent Notes Series 621833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621833	$14,000	$14,000	15.20%	1.00%	November 30, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621833. Member loan 621833 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	FORRESTER TRUCKING LLC	Debt-to-income ratio:	7.88%
Length of employment:	3 years	Location:	OKLAHOMA CITY, OK

Home town:
Current & past employers:	FORRESTER TRUCKING LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,545.00	Public Records On File:	1
Revolving Line Utilization:	5.70%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to do with the proceeds of this loan?	we want to install wood floors, and update kitchen and bathrooms with granite.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	total outstanding balance is $147,000. the current value is $165,000.

Member Payment Dependent Notes Series 621855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621855	$16,000	$16,000	14.83%	1.00%	November 30, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621855. Member loan 621855 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Genzyme	Debt-to-income ratio:	2.26%
Length of employment:	< 1 year	Location:	Pawtucket, RI

Home town:
Current & past employers:	Genzyme
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > How I plan to use the funds: The purpose of this loan is for debt consolidation. Specifically credit card debt thats currently at 20.99% interest; therefore, by using this loan, with a lower interest rate, to pay off my credit card debt I can pay my debt off faster. My goal is to pay off my debt faster and get my finances in the best position to buy a home in the next 3 to 5 years. What makes me a good borrower: I have had a stable job for the past 5 years since graduating college working at a pharmaceutical company as an engineer. I pay all of my bills on time and have never been late on any of my payments. My monthly budget: I take home $4,000 a month after taxes ($5,900 before taxes) Borrower added on 11/25/10 > Just for clarification because i think there might be a a mistake in my borrower profile. My yearly salary is $67,000. I think there might be an error that says monthly.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,832.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Genzyme? Where did you work prior to that?	I do Validation Engineering at Genzyme. Prior to Genzyme I worked at Pfizer also working in Validation.
May we assume that the gross monthly income of $67,000 is a typo?	Yes that should be yearly.
Your loan application says you have been employed with Genzyme for less than a year. Just to clarify, you have been employed with Genzyme for 5 years and not one?	Oh sorry yes. I have been at Genzyme for less than a year, but what i was referring to is that I have been an engineering for 5 years working at pharmaceutical comanpies. Prior to Genzyme I worked at Pfizer doing the same thing. I left Pfizer for a better position at Genzyme.
What was your start date with Genzyme?	February of 2010, prior to that I was at Pfizer

Member Payment Dependent Notes Series 621882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621882	$4,000	$4,000	6.17%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621882. Member loan 621882 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	MOISAN ENTERPRISES	Debt-to-income ratio:	13.07%
Length of employment:	7 years	Location:	BONITA SPRINGS, FL

Home town:
Current & past employers:	MOISAN ENTERPRISES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621936	$15,000	$15,000	18.17%	1.00%	December 2, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621936. Member loan 621936 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	baker hughes	Debt-to-income ratio:	16.53%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	baker hughes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,997.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for baker hughes and where did you work prior to that?	I'm a law clerk at baker hughes. Prior to this I was working at a law firm as a legal assistant.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on mortgage loan is $34,000.00, I do not owe any HELOC. Current market value I think is $61,000-$65,000, however, after going to zillow.com it is valued at $67,5000.00.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of the mortgage loan is $34,000.00 and no HELOC on the home/condo. According to zillow.com the current market value is $67,5000.00

Member Payment Dependent Notes Series 621971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621971	$5,300	$5,300	5.42%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621971. Member loan 621971 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	AMERICAN ENGINEERING	Debt-to-income ratio:	6.81%
Length of employment:	10+ years	Location:	BONITA SPRINGS, FL

Home town:
Current & past employers:	AMERICAN ENGINEERING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621974

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621974	$17,000	$17,000	10.36%	1.00%	December 6, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621974. Member loan 621974 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Giant	Debt-to-income ratio:	4.52%
Length of employment:	4 years	Location:	Hagerstown, MD

Home town:
Current & past employers:	Giant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > This loan will be used to buy a car. I am a Doctor of Pharmacy working in a retail setting. My job is about as secure as they can get. I make around 10,000 a month before tax. My only major expense is my mortgage payment. I am a good borrower because of my stable income. My credit history is excellent. I have very little debt besides my house. Thank you for considering funding me.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Pharmacist, You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I anticipate that it will be closer to two years. I wanted lower minimum monthly payments so I have some fexibility, but I always pay much more. The money from the sale of my current vehicle will all go toward the loan as one large payment.
I hate to ask such a question since you have a pristine credit report, but why wouldn't you get an auto loan from the auto dealer or local bank/credit union? With your FICO score, you could probably get a more competitive rate.	The car I am buying is a private sale. This is the easiest way for me to give the seller the full payment all at once and also get a clean title for the vehicle. The interest may be more but that is the price I pay for convenience. I don't plan on having this loan for 5 years. I have sold one of my cars privately which will pay off a large portion of the loan. I am selling my second car after this purchase to make another large payment. If I try to do all this through a dealer I would lose out on my trade-ins and not get the same new car at this price. Thanks for your interest.

Member Payment Dependent Notes Series 622016

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622016	$1,500	$1,500	10.36%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622016. Member loan 622016 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	n/a	Debt-to-income ratio:	5.38%
Length of employment:	10+ years	Location:	santaquin, UT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	53
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622037

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622037	$18,000	$18,000	8.88%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622037. Member loan 622037 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,784 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	14.67%
Length of employment:	< 1 year	Location:	St.Louis, MO

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I finished law school in December 2009 but did not start my first job until Sept. 2010, so I am looking for a loan to consolidate my credit card debt from that time, as well as my bar loan that is currently at 15.99% from Citi. I have a great job, and my income will increase to $70,000/year after the first year. I am also looking at buying my second home soon, as my first one is currently used as a rental property. Borrower added on 11/26/10 > I have noticed others stating what they plan to use the money for in more detail, so I am providing that here: Consolidation of the following consumer debt: Chase: $8081.23 American Express: $3800 Citicards: $2800 Citibank Bar Loan: $5200 As I stated previously, I do have respectable income that will steadily rise from $57408 this year, to ~$70k next year and $80k the year after. I currently have enough income each money to make substantial payments toward these loans, but following Dave Ramsey's advice, am making only min payments for now and building up six months of emergency funds. So, I am here with the goal of consolidating the above as part of that "reorganization" as I think Dave would call it and get onto the path where my money in the future is making me money, instead of everyone else!

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,438.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What were each of the recent credit inquiries for, and did any of them result in new credit cards, loans, or other financial obligations?	Thanks for the question. The recent inquiries were for two seperate things. A few of them are for the recent mortgage inquiries. I own a condo that I bought during law school and I currently rent on a long term lease, which is currently at 6.5%, so I had been looking to refinance. Since I recently moved, I had also looked at buying a place here instead of renting. Neither of these resulted in new lending, just me checking things out. I also had applied for a few different types of loans in my effort to do what I am trying to do here, which is consolidate all of my credit card + bar loan into one payment with a reasonable interest rate, but receieved rediciulous rates from Citi and Wells Fargo (16.99% and 17.99%). I also may have a few inquiries from landloards when I was looking at rental properties (although I am not sure if they show as hard or soft hits on my credit). All in all, no new debt from any of it.

Member Payment Dependent Notes Series 622061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622061	$25,000	$25,000	15.57%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622061. Member loan 622061 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	standard parking	Debt-to-income ratio:	11.34%
Length of employment:	10+ years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	standard parking
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,090.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	140,000 left on the loan. no helco . home market value is 265,000
What do you do at standard parking?	traffic management
Hi there, Prospective lenders aren%u2019t able to view all the info you may have already submitted to Lending Club (but we are real individuals who are considering risking our own savings to help borrowers), so please answer the following: 1) What is your source of income/job? 2) Are you the sole wage earner in your household? 3) How much per month are you currently paying toward your credit cards? 4) Your revolving credit balance shows approx 17K, but you are asking for 25K. Please explain what the money is for. Answering ALL the above questions will greatly improve the chances that I and other prospective lenders who read your answers will fund your loan. Thanks.	1)traffic management 2) my wife works 3) 700 4) just want one place to pay. make things simple.
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 3-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	1) traffic manager 2) 2 -3 yrs 3) yes I wil

Member Payment Dependent Notes Series 622123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622123	$8,500	$8,500	10.36%	1.00%	December 3, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622123. Member loan 622123 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Health and Hospitals Corporation	Debt-to-income ratio:	11.28%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	Health and Hospitals Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,409.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622144	$7,200	$7,200	13.35%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622144. Member loan 622144 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of Brooklyn Center	Debt-to-income ratio:	11.70%
Length of employment:	< 1 year	Location:	Minneapolis, MN

Home town:
Current & past employers:	City of Brooklyn Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,243.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $314,001.84 on my home mortgage, and current market value of my home is $325,000.
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 3-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	I work as a police officer for a city in MN. I plan on paying the loan off before the full 3 year term, most likely between 1-2 years. I would also accept partial funding, however, I would not apply for another loan in six months.

Member Payment Dependent Notes Series 622190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622190	$7,500	$7,500	9.99%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622190. Member loan 622190 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,264 / month
Current employer:	Demusz Mfg Inc.	Debt-to-income ratio:	2.87%
Length of employment:	5 years	Location:	east hartford, CT

Home town:
Current & past employers:	Demusz Mfg Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > This loan is for my girlfriend to get plastic surgery for a combined Christmas/Birthday Present. We have tried a Bunch other Medical Loans with little success. Its getting close to the wire for the syrgery date. Hoping Lending Club works for us. Borrower added on 11/27/10 > I would Really like to help my girlfriend feel better about her self. She hasn't been feeling as she used to since we had our son. I feel like I need to do this for her. Borrower added on 11/29/10 > I would do anything for this woman and before I ask her to marry me.. I want her to be full satisfied and happy with herself. What I do is for her and our son... and I will do whatever to give them anything. Borrower added on 11/30/10 > Employment information: I am employed with Demusz Manufacting Inc. I have been here Five years. I work as the only Shipping and receiving coordinator. I work anywhere between 40 to 60 hour weeks. The Company as a whole is doing very well, and my job is secure.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$877.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not have or have my name on a mortgage loan. I live with my Parents, and so I do not have any Home Equity.
How long have you and your girlfriend been together?	Almost four years.
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 3-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	!. I am a full time doing all shippin and receiving for Demusz Manufacturing Inc. 2. Realisitally, I am planning to pay off this loan in between 2 to 3 year years. 3.If a partia Loan is all I am able to get, I will have to take it, and look else where to come up with the remainder.
Do you plan on moving out and/or getting married within the next few years? Also, can you describe your employment? How secure is your job? Does your girlfriend have a job as well?	My plans for moving are, looking more into 2012. I also am planning on proposing to my girlfriend within the next year. I want her to be completely happy with herself before I throw anything major (such as marriage) into the relationship. But It is definatly in our relativly close future. (five years) Lastly, I have had my job for five years and the company as a whole is doing well. I am the only person doing the position I am in, and has been that way for three out of the five. My girl friend does have a job, she is a dental assistant for a Temp Agency Lauren Staffing.

Member Payment Dependent Notes Series 622230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622230	$4,000	$4,000	12.61%	1.00%	November 30, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622230. Member loan 622230 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,094 / month
Current employer:	Miami-Dade County Public Schools	Debt-to-income ratio:	19.92%
Length of employment:	10+ years	Location:	Davie, FL

Home town:
Current & past employers:	Miami-Dade County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I would like to pay off a debt. I pay my bills on time and I have an excellent credit score. I am a stable individual who has worked for the same system for over 20 years. My current take home pay is over 5,000 a month.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,185.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My mortage balance is 141,000. The current value is 120,000

Member Payment Dependent Notes Series 622261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622261	$12,000	$12,000	14.46%	1.00%	November 30, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622261. Member loan 622261 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,183 / month
Current employer:	Boeing	Debt-to-income ratio:	13.05%
Length of employment:	10+ years	Location:	temple, TX

Home town:
Current & past employers:	Boeing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,257.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622380	$7,000	$7,000	10.36%	1.00%	December 2, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622380. Member loan 622380 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Western Carolina University	Debt-to-income ratio:	6.08%
Length of employment:	2 years	Location:	Waynesville, NC

Home town:
Current & past employers:	Western Carolina University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > My partner and I have some credit card debt we would love to pay off. There are two accounts: HSBC credit card for $3881.12 at 20.99%, and Bank of America for $3250.12 at 29.99%. Right now, we are paying about $350 per month towards these credit cards, and barely making a dent. We have set up a budget using mint.com, and we have an emergency savings account that now has $1800. We have cut lots of extras (no more cable TV, rarely eating out, etc.). We feel like we are on our way to becoming debt free, but need some help getting those credit cards paid off. I make $47,000 per year as a mental health counselor at a mid-size university in Western North Carolina. I have been there for 1 year and 5 months, but plan to be there for a long time. My partner works in Child Protection Services as a social worker, and has been there for 4 1/2 years, making $51,000 per year. Both of our jobs are stable, and provide us with a good solid income, and the cost of living in our area is fairly low. I always pay my bills on time, and I take my commitments very seriously. I welcome any questions you might have, and I hope that we can get these credit cards paid off for good! Borrower added on 11/26/10 > My partner and I have some credit card debt we would love to pay off. We have two cards: HSBC for $3881.12 at 20.99%, and Bank of America for $3250.12 at 29.99%. We have recently starting budgeting and tracking our spending at mint.com, and we have cut out most of the extras in our lives (canceled cable tv, rarely eat out, canceled gym memberships, etc.). We are very serious about getting out of credit card debt for good—however, we are making payments on these cards totaling about $350 per month, and we have barely made a dent! I work at a mid-size university in Western North Carolina as a mental health counselor, making $47,000 per year, and I have been there for 1 year and 5 months (but plan on staying for a long time…it’s a fantastic job!). My partner works at the Department of Social Services in the Child Protective Services department as a social worker, and makes $51,000 per year, and has been there for 4 ½ years. We are trying to get this credit card debt paid off, and then we plan to pay off our student loans. After that, we will be totally debt free, and can start saving for a down payment on a house! I take my commitments very seriously, and always pay my bills on time. I welcome any questions you might have…and if you decide to invest in my “debt free” plan…THANK YOU!!

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,845.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for the detailed description. Could you please send documentation regarding your salaries to LC. When your salary is verified, your loan will likely be funded completely.	That's a great idea, I'll do that. I'm thinking the LC staff have been off since Thursday, so hopefully I can take care of that on Monday.
I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I absolutely respect that, and I have the utmost confidence in saying that I will pay this loan back, on time every time. Thank you for investing in me.
Two questions: (1) You initially selected 3-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	Realistically, I plan to make extra payments and pay the loan off in two years. I have already been paying about $350 per month towards the two credit cards, so I believe I can do this. Yes, I would absolutely take a partially funded loan--every bit helps! Even with a 60% loan, I would be able to really cut down on the amount of interest I am paying on the card, and pay an entire card off. Thank you for the questions!

Member Payment Dependent Notes Series 622381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622381	$4,000	$4,000	6.54%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622381. Member loan 622381 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	precision fence	Debt-to-income ratio:	2.97%
Length of employment:	2 years	Location:	chelsea, MA

Home town:
Current & past employers:	precision fence
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,969.00	Public Records On File:	1
Revolving Line Utilization:	18.30%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622529	$3,500	$3,500	8.88%	1.00%	December 3, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622529. Member loan 622529 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	TSA	Debt-to-income ratio:	16.62%
Length of employment:	4 years	Location:	Kissimmee, FL

Home town:
Current & past employers:	TSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > Money is to help Dad buy a car due to the comprehensive loss of his vehicle when someone hit him from behind.

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,395.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622539

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622539	$7,275	$7,275	6.91%	1.00%	November 30, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622539. Member loan 622539 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	John Brown University	Debt-to-income ratio:	7.60%
Length of employment:	10+ years	Location:	Siloam Springs, AR

Home town:
Current & past employers:	John Brown University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > Ten years ago I was in small business and it failed and My wife and I have been picking up the pieces since. I have and good job now and for tens years have been employed by a university in maintenance and my wife is a public school teacher. We finally got back into home ownership as we built a home. We started building before the housing market crashed so the loss in appraisal value hurt our project tremendously. So to finish the job we took on a lot of credit card debt. We we have 2 high interest credit cards that we would like to pay off with this loan. My wife has been teaching for 32 years and still loves helping children. I have been promoted to supervisor in my department now. This loan will reduce my monthly budget by $75 and we will save over $1500 in interest charges over 3 years. Thank you for your consideration on this loan.

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,192.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 622553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622553	$10,000	$10,000	6.91%	1.00%	November 30, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622553. Member loan 622553 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	George Mason University	Debt-to-income ratio:	5.91%
Length of employment:	5 years	Location:	WOODBRIDGE, VA

Home town:
Current & past employers:	George Mason University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I am an Engineer for one of the largest university in the U.S. With a Master degree and over 15 years of experience, my career standing is not one that can easily be discharged. My credit score is excellent, i do owned a house and currently have equity. However, i decided to use lending club because of its good rate rate and unique idea. Invest with confident as i will not risk all of the above for a trivial amount of money in comparison. Thank you! Borrower added on 11/29/10 > I just submitted my pay stubs and employment verification to Lending Club as requested. Any question please do not hesitate to email me and thank you for all the funding thus far.

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	79
Revolving Credit Balance:	$2,163.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your delinquency 79 months ago?	Hi, this was related to my student loan complication. My original loan was with SUNTRUST BANK, however, because of their high rate i applied and transferred the entire amount to Sallie Mae. The transaction didn't go smoothly as expected, and i wasn't aware that it was delinquent until it showed up on my credit report. I had to call both companies to clear this up and as you can see the balance is zero now. Thank you for your question.

Member Payment Dependent Notes Series 622571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622571	$9,600	$9,600	10.36%	1.00%	December 3, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622571. Member loan 622571 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Virco Inc	Debt-to-income ratio:	6.08%
Length of employment:	7 years	Location:	Conway, AR

Home town:
Current & past employers:	Virco Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$6,071.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Virco and what do you do there? For what, including balances and interest rates, will the loan proceeds be sued?	Virco is a company that makes furniture for schools and offices, including desks, chairs, and cabinets. I oversee the work of about thirty employees, and I ensure the quality of the products or troubleshoot problems with the machines that are used to make them. I am using the money from the loan to pay off an error on back taxes that were owed to the IRS, as well as the balance on my credit card. I am trying to eliminate the high interest and penalties. Thank you for your question, and I appreciate your interest in my loan.
Can you please list all current debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? Your credit report shows $6k in revolving credit balance, but you've requested a loan for $9600. What do you plan on doing with the extra funds? Can you explain the delinquency from 30 months ago? Also, can you describe your employment? How stable is your job?	I have requested the $9600 because I am wanting to pay off the $6000 in revolving credit, as well as money owed to the IRS in back taxes. I want to eliminate the high interest and penalties by paying off the totals. The only other debt I have is a student loan of $15,000. I recently payed off my car, which was a note of $484 a month, so I have no other large payments except the mortgage payment. The late payment several months ago was just an oversight, a mistake on my part. I had the funds, but had overlooked the bill. As for my job, I oversee about 30 people. We make school and office furniture. The job is stable, as I strive to always do good work, and the company itself is finding more ways to be more efficient and use recycled materials. It is expanding products through these new methods, which are more appealing to various businesses, and for government funding for schools. I appreciate your interest in my loan.

Member Payment Dependent Notes Series 622573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622573	$6,000	$6,000	9.62%	1.00%	November 30, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622573. Member loan 622573 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Pendum LLC	Debt-to-income ratio:	10.08%
Length of employment:	7 years	Location:	Clifton Park, NY

Home town:
Current & past employers:	Pendum LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > I want to finish my master bathroom and half bath in my home with custom tile work and upgraded fixtures!

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,384.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 622624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622624	$5,000	$5,000	10.36%	1.00%	December 3, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622624. Member loan 622624 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Camp Dark Waters	Debt-to-income ratio:	0.51%
Length of employment:	3 years	Location:	Medford, NJ

Home town:
Current & past employers:	Camp Dark Waters
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	79
Revolving Credit Balance:	$165.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I understand, I also work very hard for my money. You will be paid back.
1. I would like to invest in your loan, but I would like to get some type of description of what the unexpected expense is. 2. What was your delinquency 79 months ago? 3. What is Camp Dark Waters, and what do you do there?	Thank you for the question. I have two expenses that snuck up on me. An expensive car repair and dental work, most other times of year it would not be such a problem, but with the holidays approaching things are a little tight. My delinquency was a missed car payment, a mistake. Camp Dark Waters is a traditional summer camp. I'm the Asst. Director here for three years. They provide me housing and a secure job. It's a wonderful place. Thank you for your interest. Tim

Member Payment Dependent Notes Series 622632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622632	$7,200	$7,200	17.06%	1.00%	December 6, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622632. Member loan 622632 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,279 / month
Current employer:	US ARMY	Debt-to-income ratio:	4.36%
Length of employment:	1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,389.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 622658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622658	$1,500	$1,500	10.36%	1.00%	December 1, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622658. Member loan 622658 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Comcast	Debt-to-income ratio:	20.82%
Length of employment:	5 years	Location:	Richmond, VA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > This loan will be used to go towards the family vacation to Florida

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$425.00	Public Records On File:	1
Revolving Line Utilization:	85.00%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622724	$11,200	$11,200	14.83%	1.00%	December 3, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622724. Member loan 622724 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Anahiem Regional Medical Center	Debt-to-income ratio:	19.48%
Length of employment:	5 years	Location:	cypress, CA

Home town:
Current & past employers:	Anahiem Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Loan very much needed for bill consolidation and medical expenses. Recently been off work, just started back last week. I hurt my back in a car accident. Been a tough month, and will continue to be a tough rest of the year without this. This loan will be my monetary savior!

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	23
Revolving Credit Balance:	$9,615.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the reason for the delinquency 23 months ago?	I'm not quite sure what delinquency i had 2 years ago, but i can say that was about the time i graduated, just started my career with no money at all. That could have been why, no help from the parents!
What do you do for Anahiem Regional Medical Center?	I'm a nurse on the Medical Surgical Unit.
Can you list the debts (amounts and interest rates) you plan on consolidating with this loan?	Interests rates i do not have. estimated debts below: Chase credit card 600 target credit card 850 sears credit card 2200 HSBC credit card 1300 GE Money 850 recent medical/ER bills totaling over $1300 bank of america credit card 2200 doctor's bill in er 600 total

Member Payment Dependent Notes Series 622741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622741	$10,000	$10,000	12.23%	1.00%	November 30, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622741. Member loan 622741 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	VA-Western New York Healthcare System	Debt-to-income ratio:	21.58%
Length of employment:	2 years	Location:	Amherst, NY

Home town:
Current & past employers:	VA-Western New York Healthcare System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	7
Revolving Credit Balance:	$38,331.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the VA-Western New York Healthcare System and where did you work prior to that?	I am a psychologist at the VA. Prior to my current position, I worked in research at the University at Buffalo for 12 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you. The total balance of the mortgage and HELOC loans is $137,089. The value of my home according to Zestimate is $185,500.
Hello, Could you explain for us the delinquency from 7 months ago shown in your credit report?	Hi, I made a large payment to the card in Feb. 2010 thinking that I paid the balance in full, but there was approx. $10 left to pay. I did not log into the account the following month because I thought it was paid off. I learned that there was a balance to pay when the company contacted me by telephone approximately 30 -40 days after the original due date. The company reversed the late fee, and I paid the remaining amount immediately, but my credit report reflects the late payment.
Two questions: (1) You initially selected 3-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	Realistically, I expect the loan will take 2 to 3 years to pay off. If funds exceed 60% then I plan to accept the loan. Thank you for your question.

Member Payment Dependent Notes Series 622786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622786	$12,000	$12,000	9.62%	1.00%	December 6, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622786. Member loan 622786 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	APL Logistics	Debt-to-income ratio:	15.87%
Length of employment:	10+ years	Location:	irving, TX

Home town:
Current & past employers:	APL Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,107.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for APL Logistics?	Type your answer here. I am the first shift warehouse supervisor.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	Type your answer here. Realistically, two to three.

Member Payment Dependent Notes Series 622803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622803	$1,800	$1,800	13.35%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622803. Member loan 622803 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Baltmore City Public Schools	Debt-to-income ratio:	6.10%
Length of employment:	1 year	Location:	PIKESVILLE, MD

Home town:
Current & past employers:	Baltmore City Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,244.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622836	$8,000	$8,000	16.69%	1.00%	November 30, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622836. Member loan 622836 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	John F. Kennedy High School	Debt-to-income ratio:	20.25%
Length of employment:	3 years	Location:	Gaithersburg, MD

Home town:
Current & past employers:	John F. Kennedy High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > I would like to pay off a credit card, make a down payment on a newer vehicle and pay down a personal line of credit I have through my credit union.

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,395.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at John F. Kennedy High School?	I am an English teacher.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	None of the mortgages are in my name, I have a personal Line of Credit that is in the amount of $5,000.
What is your position at JFK?	English teacher.
Two questions: (1) You initially selected 5-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	I plan on paying back the loan in 1-2 years, and yes, I will accept a partially funded loan. Thank you for your advice and insight into the inner workings of Lending Club.
We have decided to fund your loan, supporting a fellow teacher from back home. My wife and I are both proud to be from MCPS and salute you. Good luck on your loan being fully funded, and then paid down until you are debt free!!	Thank you very much, take care.

Member Payment Dependent Notes Series 622887

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622887	$3,000	$3,000	17.80%	1.00%	December 2, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622887. Member loan 622887 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Cooking Matters	Debt-to-income ratio:	16.01%
Length of employment:	6 years	Location:	CENTER BARNSTEAD, NH

Home town:
Current & past employers:	Cooking Matters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I need this loan for emergency auto repairs. My transmission needs to be rebuilt which was a HUGE surprise, as I have a 2007 Chevy Cobalt with only a little over a hundred thousand miles. I still owe 9,000 dollars on my car loan, and the car is only worth around 5,000, therefore trading it in would be a huge mistake. I have a VERY stable family owned job, that I have been at for over 6 years. I make 25,000 annually, and will be able to pay off this loan easily. I have a very nice budget and my credit is perfect, other than the fact that I don't have a lot. This is making it very difficult to get a loan from a bank. If anyone can help me get out of this very difficult situation I would greatly appreciate it. You have nothing to worry about lending to me, I have never paid a bill late in my entire life, and don't plan to. Thank you for your time. Borrower added on 11/28/10 > My loan had to be relisted because I panicked a little when I first joined. I wasn't exactly sure how this worked, so I emailed support and ask them to cancel it. After realizing that this is a safe website I emailed them to please disregard my first email but they cancelled anyways after I was 60 percent funded. I have now relisted my loan. Those of you who funded me I want to thank you VERY much and ask if you can please give me a second chance! Thank you!

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,745.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cooking Matters?	I am the head cashier of a small family owned business. It has been going strong for 8 years now. The owner, my brother, and I are the only workers and I work over 40 hours per week.
Hi I invested in your first loan and have invested in this loan, but I was just wondering why the loan was re listed? Thanks	Thank you so much for investing again. I pretty much panicked when I first signed up for this website. I wasn't sure if it was safe so I emailed support and asked them to remove my loan. Once I figured out that it was in fact a safe and legitimate website I emailed them again to disregard my first email, but they ended up cancelling anyways when I was 60 percent funded. So unfortunately I have to start all over again.
I understand! At least you do your research. BUT, as you will find out, this site is very safe and a fantastic idea (sure is great to be around capitalist minds). You sound like a very responsible person and you'll go far in life. I am honored to invest in you.	I agree this site is incredible! Thank you soooo much to you and all of the investors you are saving me!!!
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	I am single, and live rent free with my mother. I pay no utilities, and have very little food expenses. On average I make around 2000 dollars a month. I pay a 250 dollar car payment, and 100 dollars for insurance per month. I also have an 80 dollar cell phone bill. I spend around 100 per month on gas. Those are basically all of my expenses besides the occassional expense for clothing, or personal products. I'd say I spend around 50 dollars a month on those sometimes more, sometimes less. This leaves me with at the very least 1000 dollars a month left over. I am very capable of paying the extra 110 dollars for this loan.

Member Payment Dependent Notes Series 622898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622898	$8,000	$8,000	10.36%	1.00%	December 7, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622898. Member loan 622898 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	20.18%
Length of employment:	4 years	Location:	Rancho Cordova, CA

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,031.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Verizon Wireless?	I work in the business department processing the email orders.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Personal Loan 1,774.88 at a rate of 14%, 928.78 at a rate of 14% these were taken out to pay for unexpected medical bills. $5,480.22 at a rate of 13.5% my ex ran up this credit card and left me with the bill. I do not use it. I have since changed the card and account numbers so he no longer has access. I am working to be debt free so that I can start paying with cash.

Member Payment Dependent Notes Series 622911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622911	$12,000	$12,000	10.36%	1.00%	December 7, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622911. Member loan 622911 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,734 / month
Current employer:	AIG	Debt-to-income ratio:	13.20%
Length of employment:	5 years	Location:	RIDGEWOOD, NY

Home town:
Current & past employers:	AIG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,607.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	I am an administrative assistant to 4 managers at AIG. I accidentally put in 5 years for the loan repayment but would rather pay it off quicker than that. When I spoke with a representative I did ask if I could see the rates and monthly payments if I paid it off in 2 years but they had told me I couldn't change it so I left it at 3 years. I will have no problem paying it off in this time period. I wanted the loan because the rates on the credit cards are too high and take too long to pay off.
Can you please list all debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? Your credit report shows about $9600 in debt but this loan is for $12,000. What will you do with the extra funds? Can you explain the delinquency from 15 months ago?	Citicard (balance is 7572.68, interest rate is 29.99%) citicard diamond preferred ( balance is 503.13, interest rate is 29.99%, monthly payment 25.00) macys (balance 1075.74, interest rate is around 24%, monthly payment is 25.00) Victoria Secret (balance is 112.52, interest rate is around 22-24%, momthly payment is 25.00) New York & Company (balance is 271.08, interest rate around 22-24%, monthly payment is 25.00) Lane Bryant (balance is 88.00, interest rate is 22-24%, monthly payment is 25.00) I will be paying off all of these cards with the loan. I requested the loan so the interest rate would be lower and I can pay everything off quicker. 15 months ago I was in and out of the hospital and was out on disability from work. I had surgery. The extra funds are going to be used to pay off any balances for medical bills and dental work. I will be paying off all of these cards
It appears that, while also in and out of the hospital, you racked up some shopping debt. Do you have any other foreseeable expenses in the near future and are you planning to spend wisely to catch up on your debts? It does appear though that what you've listed is basically all of your revolving credit balance which is good. You are listed as a renter, what is your monthly rent and associated utilities? Also, do you have any sort of auto payment or anything, please list those as well. I wish you the best of luck, thanks for coming to Lending Club and answering our questions!	I did shop for clothes for myself and gifts for people. . I had lost a significant amount of weight and needed some stuff. Some charges were also other bills I had like verizon and I charged dental work also. I do not have any other foreseeable expenses in the future and definitely plan on spending wisely. I do not want to end up in this situation again. The application did not give me any other option as far as my living arrangement. I live in my families house and help pay for utilities and such to contribute. I would say it is around 200-300 per month. It varies between the two depending on what I help out with. I did have an auto loan that has been paid off since February so I no longer have those paments. The only other monthly bills I have is my cell phone family plan, a gym payment and car insurance.

Member Payment Dependent Notes Series 622951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622951	$20,000	$20,000	15.20%	1.00%	December 7, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622951. Member loan 622951 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	AT&T	Debt-to-income ratio:	19.89%
Length of employment:	10+ years	Location:	Stuyvesant, NY

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > sole purpose is for debt consolidation

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,152.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the debt you are consolidating with this loan. Thanks!	GE Money - $10000 left on $25000 original loan - -$510 per month payment CapitalOne CC - $7000 - $150 per month payment
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I work for AT&T - I have been with them for 15 years - My title is Wireless Technician - I repair,maintain, and build cell sites. I plan to keep to the 5 year schedule - best case would be 3 years.
Please answer question above fully: "Please list the balances, APRs [APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs APRs], and monthly payments for the debt you are consolidating with this loan. Thanks!" APRs!	GE money - $10,509 rate 17.9 % Capital One - $7298 rate 11.9%
You have listed $17 k in debt but are asking for $20k. What is the extra 3 k for?	I only had a choice between 15K,20k,or25k on this website - the extra 3k is not needed
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable).	Net monthly income - $3800 Monthly Costs -$1891 (Rent - $975) (Cars $590) (Cable - $90) (Phone - $40) (Car Insurance - $75) (Electric - $121)
Have you closed your GE Money Card? Your credit report reflects a balance of 7K. The rest of your revolving credit may not be reflected because the account might have been closed.	Yes - that was closed
What do you plan to do with your available credit once you've used your LC loan to pay it off? Since you mentioned receiving $3K more than you need, what are you going to do with that money? (i.e. are you going to pay it back immediately, or utilize it for something else?) Thanks!	Close the accounts on the available credit. The 3k is actually 2k because Lending club charges $1000. The 2k I would but in the bank and use as needed.
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	I am a techninician with AT&T. I have been with the company for over 15 years. I work on cell sites. I have never missed a payment in my life and a partially funded loan is not an option. I cant close out these other accounts with a partial loan. I plan to pay it off in 3-5 years.
Rates on 2 existing CC's? Why did you close the GE card? Can't you keep account open and still pay card down without using it? Lowering available credit lowers your credit score. Any other income in the household besides yours? Thanks for answering, I plan on funding this loan.	GE actually closed it because I wasnt borrowing back on the loan. They closed for "lack of use" so to speak. It was one of those loans as you pay down you can borrow more against your balance. No other income other than overtime. Thank You.
RE: Q: 393455 [12-01-2-10] "Please list the balances, APRs, and monthly payments for the debt you are consolidating with this loan. Thanks!" AND RE: 2010-12-04T05:23:12 Q: 591525 "Rates on 2 existing CC's?" PLEASE answer these questions. For example, "Chase -- $5,000 -- 10.5%; Home Depot -- $2,250 -- 29.99%; etc.	GE money - $10,509 rate 17.9 % Capital One - $7298 rate 11.9%
Please answer Q [393455] "Please list the balances, APRs, ... for the debt you are consolidating with this loan" and [same Q] 591525 "Rates on 2 existing CC's?"	GE money - $10,509 rate 17.9 % Capital One - $7298 rate 11.9%
Let me get this straight .. you want to pay 17.5% instead of <12% on $7300 worth of debt???? Please explain why spending (5.5%*7300=) $400 *more*, each an every year, is a fiscally responsible thing to do. Please also note that if one more borrower answers this Q to the effect that it's worth hundreds of dollars EACH YEAR to them, to click on just one rather than two bill-pays each month, then I will have a cow. Maybe a herd of cows ....	I dont really - but combing them both will free up over $200 a month that I am spending now.
Dear Member_798384: Could you please explain how "combing them both will free up over $200 a month"? Thanks.	I pay $510 on the GE money loan and $200 on my credit card (the minimum payment is $150)for a total of $710. This loan will be $477 a month. That is $233 a month less in payments or $183 less if I just pay the minimum on both accounts.

Member Payment Dependent Notes Series 622977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622977	$2,000	$2,000	13.72%	1.00%	November 30, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622977. Member loan 622977 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Cobb County Governmemt	Debt-to-income ratio:	19.66%
Length of employment:	10+ years	Location:	DALLAS, GA

Home town:
Current & past employers:	Cobb County Governmemt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,526.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622981	$3,500	$3,500	12.98%	1.00%	December 6, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622981. Member loan 622981 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Adecco	Debt-to-income ratio:	15.22%
Length of employment:	3 years	Location:	Smithtown, NY

Home town:
Current & past employers:	Adecco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > These funds are required to purchase of second vehicle. My husband and I work in different directions I am currently depending on carpooling wtih my father. However I have been recently notified that I will be promoted to supervisor (I have been at my job for almost 2 and a half years). With the promotion having my own vehicle is critical as my hours may fluctutae depending on business needs. Building and maintaining an even healthier credit score is extremely important to my husband and I and our future. We always pay our bills on time, never miss payments and will never put ourselves in a financial situation that we couldnt accomodate.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,348.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Adecco?	I work at the North American corporate headquaters in the billing department, servicing all of the individual Adecco branches around America & Canada. I coordinate and execute all of the new customer implemenations for specialized invoicing. I have just been promoted and will be supervisor in the coming months. Please let me know if there is anything else you would like to know. Kind Regards, Rebecca

Member Payment Dependent Notes Series 622989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622989	$10,500	$10,500	14.83%	1.00%	December 6, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622989. Member loan 622989 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,537 / month
Current employer:	Bank of America	Debt-to-income ratio:	1.53%
Length of employment:	3 years	Location:	Washington, PA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > This loan will help my fiance and I pay down our credit card debt. We have never missed any payments and are currently paying $450-$500 a month on credit card payments trying to pay them down. This loan will help us tremendously in paying off our credit card debt and allow us to start our lives together debt free.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	7
Total Credit Lines:	39	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,690.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. I currently owe $100,722.00 on our home through a prime, conventional mortgage. We just had the home appraised in August and the current market value of our home came back at $122,000. Please let me know if you have any other question I may answer. Thank you in advance for your time and consideration.
What were the 2 Delinquencies in the last 2 years and what years did they happpen?	In 20009/2010 I had a deliquency reported for my student loan and also a Bank of America credit card. Due to complications while relocating and unexpected expenses while moving. My credit is extremely important to me and because of an unfortuneate event, my score took a hit. Because of this I've struggled to be able to get a personal, consolidation loan. My finance and I both currently work full time for a mortgage servicing center and are also both in school at CCAC to obtain our degrees in Nursing. I appreciate your time and understanding. Please let me know if there is anything further I can answer.
I certainly do understand your situation and I am sorry things happened like they did. I honestly believe what you said you have endured; therefore, I am going to support both in funds and certainly will be a cheerleader for you and finace from now on. Good luck.	I want to thank you, and everyone else that has helped fund our loan thus far. My fiance and I cannot express our gratitude enough for what you all are doing for us! Thank you from the bottom of our hearts!!

Member Payment Dependent Notes Series 623034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623034	$1,400	$1,400	6.91%	1.00%	December 1, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623034. Member loan 623034 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$719 / month
Current employer:	n/a	Debt-to-income ratio:	21.97%
Length of employment:	n/a	Location:	Candler, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,330.00	Public Records On File:	1
Revolving Line Utilization:	33.60%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Social Security Disability.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage, I live in a trailer that's in my name and free and clear. It won't show up on zillow, but if I were to sell it, I could get around $8-10k on it, hopefully I'm not being overoptimistic about it. I've lived here since June, 2006.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	I'll be lowering the debt on a credit card with a 23.9% interest rate. It won't pay the whole debt off, but I'll be able to knock it out in a couple of months. I was hoping to get a bigger loan, but $1,400 is the most LC will let me borrow at this time.

Member Payment Dependent Notes Series 623049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623049	$7,200	$7,200	16.69%	1.00%	December 1, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623049. Member loan 623049 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,958 / month
Current employer:	US Department of Treasury - IRS	Debt-to-income ratio:	24.07%
Length of employment:	2 years	Location:	Richmond, VA

Home town:
Current & past employers:	US Department of Treasury - IRS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > Funds needed to continue home restoration for kitchen and bath improvements for future sale. Borrower added on 11/28/10 > Funds needed for renovation of kitchen and bathrooms for future home sale. Permanent employment with the Federal Gov't., with no major monthly expenses. Borrower added on 11/28/10 > College of William and Mary and University of Virginia graduate.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	17.71%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the IRS and where did you work prior to that?	I'm in customer service for individual account related issues. I was a career engineer with Philip Morris and then Canon, before leaving to be a full-time caregiver for an elderly parent.
Please explain the delinquency 32 months ago.	The only delinquency I'm aware of was with a credit card that has not been late since.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) Title under elderly parent being transferred to me. 2) no mortgage, HELOC owed $49, 900, $225 mo/ payment. 3) current value $234,500.
Why are you getting your home ready for sale?	Elderly parent's home that I came back to be full time caregiver for. Parent now in nursing home and restarting engineering career and anticipating need to move.
Why do you anticipate you will need to move? Will you be staying with the feds when you move? In what capacity? Thanks	I anticipate I may need to move in re-starting my engineering career, not with the federal govt.

Member Payment Dependent Notes Series 623067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623067	$6,000	$6,000	6.17%	1.00%	December 1, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623067. Member loan 623067 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	State of Kansas	Debt-to-income ratio:	0.91%
Length of employment:	2 years	Location:	Topeka, KS

Home town:
Current & past employers:	State of Kansas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > purchase new windows for home Borrower added on 11/29/10 > purchase new windows for home

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,586.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	Please note that I was recently promoted to a new position (started on 11/29) and I now make 65,000 annually. Monthly Expenses: 761.09 - Mortgage payment 50 - cell phone 200 - groceries 100 - gas 200 - utilities varying amount - credit cards (I have 2 credit cards. I always pay off the entire balance each month. Avg. is probably $500/month) Disposable Income: ~1500.00 Line of Work: Software Development (specifically web application development) Level of Stability of Source Income: I would say that it is high. I currently work for a government agency in the state of Kansas.

Member Payment Dependent Notes Series 623095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623095	$12,000	$12,000	15.20%	1.00%	December 7, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623095. Member loan 623095 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Gloria Nilson Realtors	Debt-to-income ratio:	16.90%
Length of employment:	3 years	Location:	Sea Girt, NJ

Home town:
Current & past employers:	Gloria Nilson Realtors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > To pay off credit cards. Borrower added on 11/28/10 > To pay off credit cards. Borrower added on 11/28/10 > To pay off credit cards due to medical bills. Borrower added on 11/28/10 > To pay off credit cards due to medical bills. Borrower added on 11/28/10 > I would appricate anyone who can help me. I want to get out of this debt! Borrower added on 11/28/10 > I work two jobs. One is in real estate. The other is working with autistic children.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	60
Revolving Credit Balance:	$22,859.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Gloria Nilson Realtors?	Real Estate Agent. I also work full time as ABA therapist. Working with autistic children.

Member Payment Dependent Notes Series 623112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623112	$15,000	$15,000	15.95%	1.00%	December 3, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623112. Member loan 623112 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	FedEx Services	Debt-to-income ratio:	10.66%
Length of employment:	3 years	Location:	Coraopolis, PA

Home town:
Current & past employers:	FedEx Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I plan to use this loan to pay off another loan and lower my interest and my monthly payments. I will be able to pay more than the minimum and pay it off faster to get myself out of debt. I have never been late with any payment and also in a very stable job.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at FedEx Services?	I work as Senior Systems Administrator with there IT division.
Why the delinquency 23 months ago showing on your credit report?	That was for DCU, I happen to accidently send the check to the wrong branch in DCU and hence the reason. After that I established an Pay Bill via online checking account. Hope this helps.
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	I work as a senior unix administrator managing servers ranging from ibm-aix,hp-ux,linux,vmware,storage close to 600s of them. I intend to pay faster than 3 full years, still it will be under 2-3 years period or will end-up utilizing the actual full term of 3-years. Hope it helps.

Member Payment Dependent Notes Series 623156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623156	$6,400	$6,400	6.91%	1.00%	December 7, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623156. Member loan 623156 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.95%
Length of employment:	5 years	Location:	Manhattan Beach, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > My fiancee and I are planning our wedding and have decided to take out a small loan to add to what we're already spending so that we can invite more friends and family to our special day. We hope to have the loan funded through Lending Club rather than using our credit cards which charge higher interest rates and would significantly reduce our available credit. Thank you for looking and God Bless. Borrower added on 11/29/10 > On the advice of potential investors, I'm including my source of income. I'm a member of the Writers Guild of America where I'm mostly employed as a freelance writer. I also occasionally work television production jobs. About 25% of my annual income is comprised of residual payments from previous writing jobs.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	81
Revolving Credit Balance:	$4,771.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is source of income, please post for others to see. thanks	Thanks for the tip. I've added this answer to my profile as well. I'm a member of the Writers Guild of America where I'm mostly employed as a freelance writer. I also occasionally work television production jobs. About 25% of my annual income is comprised of residual payments from previous writing jobs. Best,

Member Payment Dependent Notes Series 623192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623192	$1,800	$1,800	13.35%	1.00%	November 30, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623192. Member loan 623192 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	HPC	Debt-to-income ratio:	21.52%
Length of employment:	2 years	Location:	SOUTH WINDSOR, CT

Home town:
Current & past employers:	HPC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I am planning on using most of the funds to do christmas shopping. I'm always on top of everything and always keep some money saved for this. About a month and ahalf ago my truck kicked the bucket so i had to buy a vehicle. I just wanted to make sure everyone gets what they asked for on christmas not weeks or months later. I am on top of all my bills and my job is very secure. I do plan on paying of the loan as soon as possible.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	15
Revolving Credit Balance:	$153.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 623200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623200	$4,500	$4,500	6.54%	1.00%	December 2, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623200. Member loan 623200 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Southern Oregon Public Defender	Debt-to-income ratio:	10.15%
Length of employment:	4 years	Location:	Grants Pass, OR

Home town:
Current & past employers:	Southern Oregon Public Defender
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,792.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623210	$5,000	$5,000	6.17%	1.00%	December 3, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623210. Member loan 623210 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	TIME WARNER CABLE	Debt-to-income ratio:	17.83%
Length of employment:	7 years	Location:	ONTARIO, CA

Home town:
Current & past employers:	TIME WARNER CABLE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,944.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at TIME WARNER CABLE?	I work in the Technical Operations Dept (Headend). We are the source site for all video that feeds Southern Calif and high speed internet/phone to sorrounding cities from our location. To sum it up, I am responsible for maintaining all network channels and any other service that comes out from my location. Thanks. Jorge
Hi, What are you planing to use the loan for	For bath shower repairs. Thanks -Jorge
Regarding your title... do you realize that this is not the Lending Tree, but the Lending Club?	Yes I do. That is because I applied through Lending Tree. Thanks. Jorge

Member Payment Dependent Notes Series 623227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623227	$1,500	$1,500	9.62%	1.00%	December 3, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623227. Member loan 623227 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	United staes dept of justice	Debt-to-income ratio:	17.79%
Length of employment:	10+ years	Location:	WELLSVILLE, NY

Home town:
Current & past employers:	United staes dept of justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > this money will be used for a small vacation for my son and wife as part of a christmas gift.I've been employed with the dept of justice for 18 years with a steady income,with great job security.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,957.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the United staes dept of justice?	Type your answer here. I am Corrections Officer.

Member Payment Dependent Notes Series 623235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623235	$5,500	$5,500	10.36%	1.00%	December 1, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623235. Member loan 623235 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	bethany bible church	Debt-to-income ratio:	12.97%
Length of employment:	5 years	Location:	Mesa, AZ

Home town:
Current & past employers:	bethany bible church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,052.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at bethany bible church?	Type your answer here. bookkeeper
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate, as well as debts you are NOT going to be consolidating? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here. Not consolidating: $9000 @ 9.51%, $3500 @ 14.24%. Consolidating $4000 @ 19.99% and split $7000 @ 17.99%

Member Payment Dependent Notes Series 623241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623241	$3,600	$3,600	6.91%	1.00%	December 6, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623241. Member loan 623241 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Ski Barn	Debt-to-income ratio:	19.07%
Length of employment:	< 1 year	Location:	Durango, CO

Home town:
Current & past employers:	Ski Barn
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,298.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ski Barn and where did you work prior to that?	I am a Sales Associate at Ski Barn in the winter and I am a Landscaper in the Summertime. There is a nice transition between the two seasons which allow for me to not miss any work.

Member Payment Dependent Notes Series 623243

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623243	$10,000	$10,000	9.25%	1.00%	December 6, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623243. Member loan 623243 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ohio Army National Guard	Debt-to-income ratio:	20.08%
Length of employment:	7 years	Location:	Columbus, OH

Home town:
Current & past employers:	Ohio Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I am serving in the National Guard active duty right now and need to simplify my finances. Will be using this loan to consolidate two credit cards to pay off the amount at a lower interest rate. Just paid off a vehicle four months early. Income reported is my base pay, military also gives me allowance for housing and food monthly, which frees up income for learly payoff of this loan. Borrower added on 12/03/10 > I want to thank everyone who has so far invested in my loan. It is much appreciated and will help me out incredibly. Thank you again.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,608.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I currently have a credit cart with a $6000 balance at 17.99% interest that I am hoping to be rid of, I also have a balance of $1600 on a Best Buy card that I would like to take pay off and close, I'm still in the introductory 0% right now. The last thing is I want to get some work done on the car that I just paid off, so it will last several more years. The most recent thing that has occured to keep me from accruing new debt is the active duty assignment I'm currently in, which increased my monthly income significantly from my previous job, and am hoping will be earning a promotion soon which will increase my income even more. This past spring I paid off another credit card that had an 18.99% interest rate. I have also been working to budget my money better, spend less on things I don't need, and will be moving soon to an apartment with a lower rent. Another thing I will be doing is looking for a new auto insurance policy that will lower my spending amount as well. The biggest thing that has occured to avoid accruing more debt is budgeting my income and living below my means. I am looking at other ways to lower how much I'm paying out and increase what I'm saving and putting towards paying off debt. The ultimate goal is to save money for a house. The main reason, again, for this loan is save money over the long run on interest of my credit card debt. I realize that I was irresponsible with it and am working hard to control and eliminate unnecesary spending. Any further information I can give you, feel free to ask.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	One thing that I pride myself on is keeping my word and honoring contracts. I will be working hard to get your money back to you as quick as possible. I thank you very much for your help in this matter and appreciate deeply all the help that you and all the investors give me.
TWO questions: (1) USANG Rank?-Pay Grade?-ETS Date? (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	I am currently a SGT/E5, coming up on 8 years time in service and plans to serve out at least to 20. One of two things will be happening: I will be promoted to E6 in the next couple months, or I will be deploying next summer. Both options allow will have me reenlisting before June 2011 and both options involve pay increases for me. I feel that I can realistically pay off the loan in 2 years. Also, one small fact, my father is a retired Gunnery Sergeant, my career goal is to outrank him either enlisted or as a warrant officer. I have never defaulted on a loan, and will definitely not default on this one. Other debt that I am currently working is student loans.

Member Payment Dependent Notes Series 623255

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623255	$10,000	$10,000	16.69%	1.00%	December 3, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623255. Member loan 623255 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Paychex	Debt-to-income ratio:	6.94%
Length of employment:	3 years	Location:	Decatur, GA

Home town:
Current & past employers:	Paychex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I am looking to borrow 25,000 to complete opening my high-end barbershop. I have poured a lot of cash into this business and would finish purchasing furniture and inventory before opening. I have a very good credit score and I am committed to excellence. An investment in my loan would be a great return on your money.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,105.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Paychex?	Hello, I am an HR Generalist.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage is $156,000, the market value of my home is $199,000
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	no problem, thanks
I am interested in your loan but have some questions. Do you have any experience running a barber shop? Will you keep the job you have now when you open your barber shop? Will you be cutting client's hair yourself? Do you have clients now, or will this be a totally new business? Best of luck to you, and thanks...	Yes, I have a lot of experience with barbershops and salons. Of my grandmother's six kids, we have two salons and a barbershop in our family, with my mom being an owner of one of them. I am keeping my current job as an HR Generalist and hiring a manager for the barbershop manager, who is a barber . Thanks you.
have you ever owned [or part-owned] a small business before? if so, what happened? what does your research show about the viability & profitability of "high-end barber shops" in the neighborhood in which you plan to open?	I actually have done extensive research and this barbershop concept that i have has been done in other cities. Most people who have this concept have opened up multiple shops after their initial shop. I have a business plan that i have written and my market research and location all are compatible with each other.
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	I plan to pay the loan back in 3-4 years. I am very excited that i am more that 60 % funded. I will take the loan regardless because it will help me make necessary business purchases.
You ad looks interesting, and I am interested in funding it. I have a question about the loan prior to funding it though that hopefully you could answer. Do you plan on, or have the goal of, paying this loan off early? If so, could you please provide a target for payoff (2 years, 3 years, 4 years, etc.)? Thanks in advance for your answers. Good luck with funding.	Hello, 3-4 years is my plan for paying the loan off.

Member Payment Dependent Notes Series 623262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623262	$6,000	$6,000	6.17%	1.00%	November 30, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623262. Member loan 623262 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Raytheon Company	Debt-to-income ratio:	8.07%
Length of employment:	10+ years	Location:	Murphy, TX

Home town:
Current & past employers:	Raytheon Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Next year, I'll celebrate my 15th year with the company, and my 4th year as a Manager here.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	75
Revolving Credit Balance:	$20,839.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Raytheon?	Environmental, Health and Safety Manager

Member Payment Dependent Notes Series 623277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623277	$1,400	$1,400	10.36%	1.00%	December 3, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623277. Member loan 623277 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	SOLVAY CHEMICALS	Debt-to-income ratio:	14.76%
Length of employment:	10+ years	Location:	GREEN RIVER, WY

Home town:
Current & past employers:	SOLVAY CHEMICALS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,481.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for SOLVAY CHEMICALS?	I have been a Sr. Office Assistant for 2 months shy of 30 years.

Member Payment Dependent Notes Series 623284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623284	$2,400	$2,400	9.62%	1.00%	December 1, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623284. Member loan 623284 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,400 / month
Current employer:	USAF	Debt-to-income ratio:	0.42%
Length of employment:	n/a	Location:	Waldorf, MD

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,327.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what does it mean for your length of employment to be "n/a"? are you employed?	Yes I am employed in the Air Force for about 2 Yrs, there was no field for "Military" for the Job Description.

Member Payment Dependent Notes Series 623317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623317	$1,200	$1,200	16.69%	1.00%	December 2, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623317. Member loan 623317 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Blue Grotto Restaurant	Debt-to-income ratio:	11.00%
Length of employment:	9 years	Location:	Cumberland, RI

Home town:
Current & past employers:	Blue Grotto Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	48
Revolving Credit Balance:	$5,766.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623340	$21,000	$21,000	13.35%	1.00%	December 7, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623340. Member loan 623340 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	DCFS	Debt-to-income ratio:	14.68%
Length of employment:	10+ years	Location:	Crest Hill, IL

Home town:
Current & past employers:	DCFS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > If I am funded for this loan, I will be using the money to help consolidate dates accumulated helping my elderly parents and sister, and caring for my own family as well. . I have been employed for 24 years at the same job, and believe in paying off debts. This consolidation would help me accomplish this goal faster. Thank you all for your help.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,137.00	Public Records On File:	1
Revolving Line Utilization:	52.30%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for DCFS?	I am a child protection specialist and investigate reports of suspected abuse or neglect to children.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home mortgage balance is 180,994.67. I have no HELOC. According to Zillow.com, and if I am reading it correctly, the average value of a home in Crest Hill, where I live, is 143,000 dollars. Thank you for your interest. Please let me know if there is anything else I can answer for you.
Would you explain to me about: Public Records On File 1 Months Since Last Record 92	That is a very good question. I will have to look into that and let you know.
My three questions: (1) Lending Club provides highly condensed version Transunion Credit Report with every borrower's loan application. Your Transunion Credit Report shows 1 Public Record on File 91-months ago. Public Records on File exceeding 84-months in past are either Chapter 7, or 11, Personal Bankruptcy that involved asset liquidfation in order to settle debts. Chapter 7/11 filings remain Public Records on File for 120-months. This also applies to personas who were co-filers involved in bankruptcy petition. Reason for bankruptcy filing? Divorce? Loss of job? Medical? Or what? (2) You initially selected 3-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded when listing expires, will you accept the partially funded loan? (FYI: Funding pace $ quickens as loan's date and time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	In answer to your first question, I did have to file bankruptcy 7 1/2 years ago due to a very bad divorce. It was not a good time financially for me, and a place I plan on never being at again. In answer to the second question, I hope to pay off this loan as soon as possible. My hope is to do it between 2-3 years. In answer to the third question, yes, I would accept a partially funded loan because it would allow me to consolidate debts at a much lower interest rate and pay them off faster. This program is incredible, and I plan on honoring my obligations to the people that have assisted me here. As I get more on my feet, I hope to look into being an investor myself and helping others as well. Thank you for your concerns and your information, it has been helpful.
Dear Sir / Madam. Are you alluding to the fact that you have no clue as to a nature of your Public Record from 7 and a half years ago?	No sir, I was in a hurry initially when the question was asked and just wanted to double check be sure I answered correctly. At that time, I did have to file bankruptcy due to a divorce and a bad financial period in my life.
OK. Thank you for the clarification. I will be helping you with your loan. Good luck!	Thank you for your concern as well.

Member Payment Dependent Notes Series 623364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623364	$4,000	$4,000	12.61%	1.00%	December 6, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623364. Member loan 623364 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Appletree	Debt-to-income ratio:	10.46%
Length of employment:	< 1 year	Location:	Anaheim, CA

Home town:
Current & past employers:	Appletree
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > This loan is to consolidate and pay off credit card debt and close these accounts permanently. No more credit cards!

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,173.00	Public Records On File:	1
Revolving Line Utilization:	40.20%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Appletree and what do you do there? Where did you work before that?	Hello CriticalMiss! Appletree is a modern version of an answering service. They support businesses that need anything from someone to simply answer a phone to doctors that need someone to watch their incoming calls and reach them for emergencies. Apploetree also assists with dispatching company employees on jobs and order taking or first tier customer service for websites. Believe it or not, for 5 1/2 years I worked for one of the three major credit bureaus. In that role, I assisted consumers with their credit reports, answered questions about credit reporting and the FTC laws that protect them. I would also troubleshoot reproting errors from credtors and assist the consumer in making sure the information reported on their records was correct.

Member Payment Dependent Notes Series 623388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623388	$1,500	$1,500	12.23%	1.00%	December 1, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623388. Member loan 623388 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,415 / month
Current employer:	ANN TAYLOR	Debt-to-income ratio:	15.26%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	ANN TAYLOR
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,860.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ANN TAYLOR?	I work in store facilities.(maintenace and repair)

Member Payment Dependent Notes Series 623471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623471	$12,000	$12,000	14.46%	1.00%	December 6, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623471. Member loan 623471 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dept of the Treasury	Debt-to-income ratio:	24.26%
Length of employment:	9 years	Location:	Norcross, GA

Home town:
Current & past employers:	Dept of the Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	58
Revolving Credit Balance:	$4,989.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.) Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I'm currently a supervisor for a team of customer service representatives. I have been employed for nine years with the organization. I'll provide proof of employment and income.
What do you do for the Dept of the Treasury?	I am currently a Supervisor for a team of customer service representatives.
Hi Could you tell us your job at the department of treasury? What loans are you going to pay off with this $12,000? (please list lenders, amounts, interest rates) Thanks	I'm currently a supervisor for a team of customer service representatives. The loans I will be paying off are Citifinancial ($9,500, 20%), Macy's ($1,200, 18%), Capital One ($700, 20%) and Chase ($750, 29%).
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	I'm currently a supervisor for a team of customer service representatives. I anticipate on repaying the full amount within 4 to 5 years.

Member Payment Dependent Notes Series 623480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623480	$9,250	$9,250	10.36%	1.00%	December 6, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623480. Member loan 623480 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	n/a	Debt-to-income ratio:	19.89%
Length of employment:	n/a	Location:	Beaumont, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Consolidate the following debt: Barclay Bank 30.24% $3,422.89 Merrick Bank 29.45% $3,192.00 Citibank 29.99% $2,964.65

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,022.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Could you provide the balances and APRs on the debt you are looking to consolidate with this loan? Thank you.	Type your answer here. I've submitted the answer to your question it is now public visible on the loan page.
You list an income of $4400/month, but do not list an employer or length of employment. What do you do for a living?	Type your answer here. Retired from Los Angeles County after 32 years, also receive $506 a month in Social Security. I've sent copies of my 1099s to the lending club.
Who is your employer? If you are self-employed, what is your business? Please describe what composes the rest of your $33,000 revolving credit balance. What is the credit inquiry in the last 6 months for? Thank you!	Type your answer here. I retired from Los Angeles County after 32 years, also receive $506 per month in Social Security; I've sent in copies of my 1099s and my income was verified. My $25,000 home equity loan is also considered revolving credit.

Member Payment Dependent Notes Series 623490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623490	$10,000	$10,000	9.25%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623490. Member loan 623490 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Omni Hotels	Debt-to-income ratio:	18.77%
Length of employment:	3 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Omni Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > This is great . I will be able to pay all credit cards bills close all the accounts and save a lot of money. Thanks to all the investors.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,632.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hi, I have being paying my debt at Bank of america card at 23 percent and Capital one at 19 percent the rate are to high and will take me longer to pay that off. With Lending club I'm going to be able to pay this off in 3 year at 9.25 pecent this is great. Nothing bad has occurred. I just want to pay my bills off and start to save my money for the future. Thank you and have a great day.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you for investing. I do have a good job. I will pay back on time, you guys are saving me a lot of money all bank interest are to high right now. Lending club is the best ideia.

Member Payment Dependent Notes Series 623530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623530	$8,000	$8,000	12.61%	1.00%	December 6, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623530. Member loan 623530 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,618 / month
Current employer:	time warner cable	Debt-to-income ratio:	13.87%
Length of employment:	5 years	Location:	CYPRESS, CA

Home town:
Current & past employers:	time warner cable
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,179.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TW? For what will the loan proceeds be used?	I am Field Tech. I do phone, internet and cable trouble calls and installations. A ring. I want to get married to my one.

Member Payment Dependent Notes Series 623549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623549	$5,000	$5,000	9.99%	1.00%	December 7, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623549. Member loan 623549 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,400 / month
Current employer:	emanuel medical center	Debt-to-income ratio:	10.80%
Length of employment:	< 1 year	Location:	kerman, CA

Home town:
Current & past employers:	emanuel medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,783.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623560	$1,500	$1,500	6.91%	1.00%	December 1, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623560. Member loan 623560 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	On-Line Holdings LLC	Debt-to-income ratio:	16.74%
Length of employment:	6 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	On-Line Holdings LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	68
Revolving Credit Balance:	$7,453.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Can you provide an itemized list of the debt you will be consolidating (please include balances and interest rates)? 2. What was your delinquency 68 months ago?	I will be paying off a credit card and the interest rate is 18%. Not sure what the issue was 68 months ago. Maybe a student loan payment was late?

Member Payment Dependent Notes Series 623565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623565	$7,000	$7,000	14.09%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623565. Member loan 623565 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	PCG	Debt-to-income ratio:	24.55%
Length of employment:	4 years	Location:	Ellenboro, NC

Home town:
Current & past employers:	PCG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > This loan is to pay off higher interest rate credit cards. I will save 100 a month in payments and 650 dollars over the life of th loan. I will also be out of debt except my house in three years. If this loan is not fully funded, I do not wish to participate in any other loan amount.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,547.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The home is in my name only. I owe approx 122K. Home value is 142K. It is brand new. I have been in it for a year and 6 months. I am not putting my home up for the loan.
What is the purpose of this loan and what are your monthly expenses?	The purpose of this loan is to pay off high interest credit cards. I am going to be debt free except for house in three years. At least that is the plan.
What is the purpose of this loan and what are your monthly expenses?	Monthly expenses are tight. I have house, electric, tv, phone, groceries, payments to credit cards to get out of debt in three years.
Could you please list the credit card amounts and rates that will be paid by this loan, as well as the amount you pay towards these these cards (not the minimum payment). Ex. CC1 (Amount, Interest Rate, your monthly Payment, Paid/Not paid by this loan) Thank you	Lowes, Tire Kingdom, credit line, two Dell accounts will be paid with this 7K. These accounts carry 19.99% interest. The mimimum payments are totalled at 339.00. The new loan payment is 239.55. I will save 100.00 per month and 650 on the life of the loan.

Member Payment Dependent Notes Series 623638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623638	$2,000	$2,000	10.36%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623638. Member loan 623638 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Army	Debt-to-income ratio:	17.58%
Length of employment:	5 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,525.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 623643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623643	$3,600	$3,600	8.88%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623643. Member loan 623643 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	U.S. Postal Service	Debt-to-income ratio:	13.77%
Length of employment:	10+ years	Location:	Crestview Hills, KY

Home town:
Current & past employers:	U.S. Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Pay off a high interest credit card. Have been employed with the Postal Service 22 years!! My wife also has income of 19000 / year

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,593.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 623674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623674	$10,000	$10,000	9.25%	1.00%	December 6, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623674. Member loan 623674 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Maxwell Architects LLC	Debt-to-income ratio:	23.06%
Length of employment:	6 years	Location:	somerville, MA

Home town:
Current & past employers:	Maxwell Architects LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	32
Revolving Credit Balance:	$12,123.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	Thank you for inquiring. Currently I am an Intern Architect. Long story short into what that means is I perform every task a fully licensed architect does, only I cannot stamp a drawing. This is typical for most architecture firms. No matter how many people work in the firm only one or two people can legally stamp the drawings. Insurance companies prefer it this way. I realistically look to pay off the loan somewhere between year two and year three. I am using this loan to completely pay off my credit cards. Currently I pay more per month on credit cards than what is required to pay per month on this loan so I see no reason this loan would run the full three year term.

Member Payment Dependent Notes Series 623709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623709	$6,400	$6,400	12.23%	1.00%	December 1, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623709. Member loan 623709 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Steel Center AVTS	Debt-to-income ratio:	4.74%
Length of employment:	7 years	Location:	Canonsburg, PA

Home town:
Current & past employers:	Steel Center AVTS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I am a teacher and have been at my job for seven years. I am going to use this money to pay off the last of my credit cards. I will only have my mortgage left after these are paid off.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	77
Revolving Credit Balance:	$2,940.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, I owe $107,300 on my mortgage and the home is valued at $120,000. I only have one mortgage and no equity credit line. Thanks!

Member Payment Dependent Notes Series 623753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623753	$6,000	$6,000	9.99%	1.00%	November 30, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623753. Member loan 623753 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hapa Sushi	Debt-to-income ratio:	6.11%
Length of employment:	1 year	Location:	Denver, CO

Home town:
Current & past employers:	Hapa Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,483.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
have you started looking for work in your new town yet?	I already have a job in my new town. Thank you for your interest.
From where are you moving? To where are you relocating? What is your purpose for relocating?	Im moving from the East coast to Denver, Colorado. I am moving because my baseball career is over and I have friends in Denver. I have a job lined up there already. Thank you for your interest.

Member Payment Dependent Notes Series 623786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623786	$5,000	$5,000	9.25%	1.00%	December 1, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623786. Member loan 623786 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Chicago Transit Authority	Debt-to-income ratio:	8.93%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Chicago Transit Authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	My monthly expenses is generally similar to most. I do already have a car, so for that including insurance is around $500 monthly. I split rent with my lady, thats $300. I pay about $120 for gas, $100 for my phone, and I will say about $200-$250 for miscellaneous....ex. groceries, etc. So thats around $1300/monthly. What I generally try to do is handle most of my expenses from one check, an 80 hour check for me is $1300. However unexpected expenses do occur and I am a human being I usually have about $700 to $1000. I work for the transportation system here in Chicago, the Chicago Transit Authority, I operate trains I do however have other classifications. I will have 5 years December 12th, the economy is bad, but so far I have survived the storm, I believe I have good job stability for the next 3 years.
I am interested in investing in your loan. Can you please tell us why you are taking out a second auto loan when you already have one that you are making payments on? If there is a need for a second vehicle, can you please explain it a bit?	Well I'm expecting my first child, my lady is close to nine months pregnant. As of now we're sharing the car we have now, but sometimes due to conflicting work schedules one of us has to sacrifice. The winters here in Chicago are rough and when she goes back to work after her maternity leave, a second car will not only be convenient but necessary. I'm looking to purchase a nice, reliable car from a private owner that I will be able to travel back and forth to work in.

Member Payment Dependent Notes Series 623825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623825	$6,000	$6,000	5.79%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623825. Member loan 623825 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	US Marines	Debt-to-income ratio:	11.33%
Length of employment:	7 years	Location:	San Antonio, TX

Home town:
Current & past employers:	US Marines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I have the money to pay this off in full but I have it tied up in a Stock Options Andriod Application I am developing. 5.79% is less than my Mortgage! I cant pass this up.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,558.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 623836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623836	$4,900	$4,900	15.57%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623836. Member loan 623836 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Las Vegas Sands Corp	Debt-to-income ratio:	4.28%
Length of employment:	< 1 year	Location:	Henderson, NV

Home town:
Current & past employers:	Las Vegas Sands Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	4
Revolving Credit Balance:	$7,622.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello thanks for your interest! Like many of us the loan to value is poor. Balance is $230,000 and the value is approximately $130,000.
What do you do at Las Vegas Sands Corp and where did you work before that?	Thank you for your interest, I am a pilot for the Las Vegas Sands. Before that I worked 3.5 years for a company as a flight instructor and tour pilot. Technically still employed by that company doing a little bit of contract work. ~D.

Member Payment Dependent Notes Series 623868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623868	$11,500	$11,500	10.36%	1.00%	November 30, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623868. Member loan 623868 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	NEMACOLIN WOODLANDS RESORT & SPA	Debt-to-income ratio:	16.32%
Length of employment:	2 years	Location:	CONNELLSVILLE, PA

Home town:
Current & past employers:	NEMACOLIN WOODLANDS RESORT & SPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I AM ACTIVELY PURSUING THIS LOAN TO CONSOLIDATE MY DEBT INTO ONE PAYMENT AT A LOWER INTEREST RATE. THIS ACTION WOULD SAVE ME A SIGNIFICANT AMOUNT OF FINANCE CHARGE OVER THE LENGTH OF THE LOAN. Borrower added on 11/12/10 > THE PURPOSE OF THIS LOAN IS TO PAY OFF DEBT THAT HAS HIGHER INTEREST(CREDIT CARDS). I WOULD LIKE TO HAVE ONE PAYMENT INSTEAD OF MULTIPLE PAYMENTS. AS WE ARE NEARING THE HOLIDAY SEASON, I WOULD LIKE TO HAVE FEWER OBLIGATIONS AS FAR AS MONTHLY PAYMENTS ARE CONCERNED. I WORK FOR A WORLD CLASS RESORT(NEMACOLIN WOODLANDS RESORT & SPA) AS A MEMBER OF THEIR SPA TEAM. I HAVE BEEN WITH THIS ORGANIZATION FOR TWO YEARS. BEFORE THIS CAREER, I WORKED IN THE BANKING INDUSTRY FOR STANDARD BANK. Borrower added on 11/13/10 > MONTHLY HOUSEHOLD EXPENSES: ALLEGHENY POWER(ELECTRIC) $25-30 PER MONTH WATER & SEWAGE $60(APPROX $35-40 WATER & $20-25 SEWAGE) CABLE $60 HOME RENTAL $425(INCLUDES GARBAGE DISPOSAL FEE AND GROUNDS MAINTENANCE FEE) Borrower added on 11/29/10 > A LISTING OF THE DEBTS TO BE PAID OFF ARE: $4200 @ 23.99% $3500 @ 23.24% $3000 @ 19.99% A STORE CARD OF $620.00 AT 24.99%

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	70
Revolving Credit Balance:	$17,086.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 623893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623893	$10,000	$10,000	15.20%	1.00%	December 7, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623893. Member loan 623893 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Correctnet Inc.	Debt-to-income ratio:	22.49%
Length of employment:	5 years	Location:	Brentwood, NY

Home town:
Current & past employers:	Correctnet Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,201.00	Public Records On File:	1
Revolving Line Utilization:	94.60%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I'm interested in funding your loan. Can you tell me what debts you plan on repaying with this loan? What are the rates, the balances and the minimum monthly payments. Also, your credit report shows a revolving credit balance of $5,200 and you're seeking a loan for $10,000. Can you help to explain this? Thanks, and good luck!	Credit cards $3,800 and $1,400 Personal loan 2,600
What are you going to do with the $10,000 loan?	Pay off credit cards

Member Payment Dependent Notes Series 623935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623935	$7,000	$7,000	16.69%	1.00%	December 2, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623935. Member loan 623935 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,292 / month
Current employer:	Andres Construction	Debt-to-income ratio:	5.10%
Length of employment:	2 years	Location:	Carrollton, TX

Home town:
Current & past employers:	Andres Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,345.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? What are you fixed monthly expenses (mortgage payment, child care, utilities, phone, internet/cable, gym etc.)?	The purpose of this loan is to pay off my 2 high interest (21.55%) credit cards. My monthly financial obligations are as follows: Mortgage: $1,241 Utilities: $150 Phone: $103 Internet/Cable: $108 Car Insurance: $150
Please explain what you will be using the funding for. If credit cards detail amount owed on each and interest rate. Thanks	Yes, I will be using it to pay off 2 wells fargo issued visa credit cards, each with 21.55% interest rate. One card has a $4,000 balance and the other has a $2,800 balance. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We just moved into our first home in August 2010. Zillow estimates current market value to be $175k. We bought the home for $165K. So, outstanding balance would be around $161K since we have recently bought.

Member Payment Dependent Notes Series 623971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623971	$1,900	$1,900	5.79%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623971. Member loan 623971 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	kamco supply corp of new england	Debt-to-income ratio:	22.16%
Length of employment:	10+ years	Location:	clarence, NY

Home town:
Current & past employers:	kamco supply corp of new england
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,938.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623973	$3,600	$3,600	16.69%	1.00%	December 2, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623973. Member loan 623973 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,698 / month
Current employer:	n/a	Debt-to-income ratio:	6.82%
Length of employment:	n/a	Location:	West Sacramento, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > A condition with my back has required numerous surgeries and left me disabled. I am on a fixed stable income receiving Social Security and want this loan to consolidate 3 credit card payments and be able to close those accounts. I am trying to get my finances in order to be able to afford dental work I need. I have paid my monthly credit cards on time every month and opted for the longer loan repayment period offering lower monthly payments. I will not have any problem making the very reasonable loan payment every month. Thank you for your consideration. Borrower added on 12/01/10 > My daughter recently received a loan from Lending Club. It was a very positive experience for her and she told me about this site. She said she would have liked to thank everyone who took part in funding her loan, but her loan closed so quickly she did not have time to add a Thank You note to her loan description. I am just submitting the final verification to the Lending Club review Team and want to take this opportunity to thank everyone who is responsible for helping fund my loan. The promissory note I signed is filled with the legal stuff included in all contracts, but for me personally, I will fulfill the terms of this loan bound by my honor knowing "real people" are responsible for making this loan a reality for me. I am very grateful and as promised I will pay every payment on time until I have repaid this loan!

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,929.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 624023

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624023	$4,800	$4,800	12.61%	1.00%	December 3, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624023. Member loan 624023 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	The Shutter Store	Debt-to-income ratio:	20.37%
Length of employment:	1 year	Location:	Las Vegas, NV

Home town:
Current & past employers:	The Shutter Store
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Will pay off 2 other high interest credit cards with this loan

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,558.00	Public Records On File:	1
Revolving Line Utilization:	94.60%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Shutter Store and where did you work before that?	I currently work as an Office Coordinator and Sales Representative at The Shutter Store. Prior to The Shutter Store, I worked at The Home Depot as an Outside Sales Representative.
Your outstanding Credit Card balance is 9,558.00. How do you plan on using a 4,800 loan to pay them off?	I don't plan to use this loan to pay off all debt. Only 2 - 3 credit cards with the highest interest rates. I would only be transferring some debt to a lower rate if this loan gets funded.

Member Payment Dependent Notes Series 624074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624074	$16,750	$16,750	15.20%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624074. Member loan 624074 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Norfolk Southern	Debt-to-income ratio:	21.80%
Length of employment:	5 years	Location:	Roanoke, VA

Home town:
Current & past employers:	Norfolk Southern
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > This loan will save me $160.00 a month, and reduce my costs from intrest over the next three years. I am consolidating 16 different cards and loans into this one loan. My goal is to be debt free. Borrower added on 12/01/10 > It's not posted as part of my income but my wife also works. She brings home well over $300.00 a week working at the same job for three years.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,821.00	Public Records On File:	1
Revolving Line Utilization:	79.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe around $135,000 and it's worth between $145,000-150,000. I've been there for three years in January. I dont owe any HELCO and only have the one mortgage.
What do you do at Norfolk Southern?	I've been a conductor for five years.My last pay raise will be next month. I'm currently getting 95% of the regular rate and will be getting the full 100% then. I will be an engineer in a year or two where I will see a significant increase in my yearly salary once I complete the training process.
Hi, a couple of questions: What is the difference between a conductor and an engineer? How much is your mortgage payment? How much is your house worth (use zillow.com) and how much do you owe on it? Do you know what your public record is from 9 years ago? Did you file bankruptcy? Please explain.	An engineer drives the train, and a conductor does the ground work. Switches need to be switched and brakes need to be secured or released. Conductors are the eyes for the engineer when going backwards. My mortgage is a little over $1000.00. My records clean. I did file about ten years ago. Since then I've not had any problems with paying any of my bills. In fact, the last five years I've not missed any payments or been late either. Everything is being paid as agreed. I would like to reduce the number of bills with this consolidation loan. Most of my cards are cancelled from opting out of rate increases. The other will be cancelled once there paid off with this loan. No big spending plans for the near future we have all we need now. Just hoping to make the debt go away faster. Thankyou for considering to invest in this loan.
TWO questions: (1) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Why the Chapter 7/11 Bankruptcy Filing104-months ago? Divorce? Medical? Job loss? etc.	(1) 2-3 yrs. (2) Job loss after some poor choices. I've learned and improved how to deal with my finances since then. I'm not over budget. In fact I have a 5% raise coming on the 9th of December. I'd just like to simplify my debt and be debt free with a clearer end in sight than what I have at the moment..

Member Payment Dependent Notes Series 624149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624149	$9,925	$9,925	9.62%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624149. Member loan 624149 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Rowerdink Inc	Debt-to-income ratio:	14.63%
Length of employment:	10+ years	Location:	Saint Clair Shores, MI

Home town:
Current & past employers:	Rowerdink Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > The purpose of this loan is pay off three high interest rate credit cards. Both myself and my spouse, have steady jobs and have been employed at them for 10 plus years. I am in the process of taking on more responsibilities with my employer. As a result, I am being additionally compensated for the increased job functions.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	75
Revolving Credit Balance:	$11,163.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Rowerdink Inc and what do you do there?	We are an OEM auto part distributor. I manage 50 GM dealership accounts. The company has been partnered with GM since 1923.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	With this loan I will pay off three 16.5% or higher interest rate Visa credit cards (Amex, Barclays US, and Chase). All three currently have approximately a $3000 balance. To avoid any further debt the cards have been destroyed.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I understand completely. Our credit is good and I always repay my debts. Thank you
My TWO questions: (1) You initially selected 3-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	I would like to repay the loan in two years rather than take the full three years. I would accept the loan if it was 50% funded. That would allow us to pay off half of the total debt.

Member Payment Dependent Notes Series 624215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624215	$3,000	$3,000	9.62%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624215. Member loan 624215 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$82,000 / month
Current employer:	Macerich	Debt-to-income ratio:	0.29%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	Macerich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$221.00	Public Records On File:	1
Revolving Line Utilization:	1.40%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Macerich and what do you do there?	Retail(shopping malls).
$82,000 monthly income?	Yes, I pay a lot in child support.
Do you mean $8,200 a month or $82,000 a year?	82/yr..
You want to borrow 3K for a transmission and you make 82K a month? Amazing! No, not your income, but the fact that you're actually getting funding and this loan is still listed. Good luck with that review!	82 a year...doesnt go that far after alimony and child support....

Member Payment Dependent Notes Series 624230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624230	$8,500	$8,500	13.35%	1.00%	December 2, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624230. Member loan 624230 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Mucasey & Associates, Architects, inc.	Debt-to-income ratio:	14.97%
Length of employment:	6 years	Location:	houston, TX

Home town:
Current & past employers:	Mucasey & Associates, Architects, inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am trying to pay off my creditcards faster by reducing my interest rate, while still making the same monthly payment. I have a stable job that I have been working at since April 2004 and have a excellent track record for paying my bill and paying them ontime.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,515.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Your profile shows 15,515 in revolving credit debt. Loan is for 8,500. Could you please provide a list of the debts as well the balance due, APR, monthly payment you pay (not the min), and whether or not this loan will be used to pay off the debt. Ex. CC1 (Balance, APR, Monthly Payment, Will/Won't be paid by this loan) CC2 (Balance, APR, Monthly Payment, Will/Won't be paid by this loan) etc. Thank you	I currently have three open credit accounts, one of which has a 0 balance. CC1 = 8,127, 12.24%, $180, won't be paid with this loan. CC2 = 7,144, 29.99%, $260-$500 (This varies because any money in my account at the end of the month usually goes to pay this down) this will be paid with this loan, and I asked for a little extra because i wasn't sure how lendingclub would work and if i would get fully funded.

Member Payment Dependent Notes Series 624266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624266	$4,000	$4,000	14.83%	1.00%	December 3, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624266. Member loan 624266 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	PCX Holdings, LLC	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	Cary, NC

Home town:
Current & past employers:	PCX Holdings, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > My best friend and love of my life has been diagnosed with breast cancer and MS at the age of 24. Unfortunately, she is not insured and I have been helping her with her medical expenses. Family and friends have all been chipping in tremendously, but sadly the medical bills are too much! So I am turning to the Lending Club community to help finance her latest surgery. An insurance company will help cover her if we pay part of the costs up front. Any and all help is appreciated! We are committed to paying back every penny of this loan, and I will personally take responsibility to pay it back regardless of what the future holds. Thank you for any help!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,353.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 624276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624276	$7,200	$7,200	12.23%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624276. Member loan 624276 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	ATG	Debt-to-income ratio:	3.64%
Length of employment:	1 year	Location:	Somerville, MA

Home town:
Current & past employers:	ATG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Hi! I have always been good at managing money -- until I had a baby. With a sleepless infant, it was easy to let money management slide and to overuse the credit cards. Now that she's school-aged, I'd like to pay these off and get back down to a $0 balance so that I can go back to my old healthy habits! Borrower added on 11/30/10 > My monthly household income (along with my husband) is $8000. As for expenses, my mortgage is around $1300/month, and my daughter's school tuition and fees about $1700/month (whew). I own my car and do not have any significant recurring expenses. I plan to use these funds to pay off my 30+% interest rate credit debt so that we can get back to the good things in life! If this works out for me, I also look forward to investing in other loans at lendingclub.com. :)

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	32
Revolving Credit Balance:	$6,528.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The mortgage balance is $181,746 and I have a fixed home equity loan of $15,300. The home's value is $389,000.
Is the $8,000 of income per month gross or net?	Net

Member Payment Dependent Notes Series 624300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624300	$5,000	$5,000	14.83%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624300. Member loan 624300 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	8.81%
Length of employment:	n/a	Location:	Lake Oswego, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	59
Revolving Credit Balance:	$10,319.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We only have one mortgage loan and the balance is $261,706. We do not have any HELOC. Our home market value is $335,000.
Hello. Can you please identify your source of income? Thanks and good luck!	Type your answer here. I am currently on disability but returning to work PT on Monday. My husband is on unemployment and attending school until June.

Member Payment Dependent Notes Series 624373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624373	$12,000	$12,000	15.95%	1.00%	December 7, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624373. Member loan 624373 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,075 / month
Current employer:	USN	Debt-to-income ratio:	14.43%
Length of employment:	9 years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	USN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	52
Revolving Credit Balance:	$9,885.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, Since this is a debt consolidation, could you please list your debts, interest rates, and the amount you pay every month? For example CC1 $2000 balance, 23.9% APR, $200/ month Thanks in advance for answering my question. Sincerely, -LL Herndon, VA	Discover Card: $729.89 balance, 19.24% APR, $30/month HSBC: $1,734.25 balance, 19.99% APR, $60/month Shell: $619.36 balance, 21.00% APR, $30/month NavyFed: $5,119.54 balance, 16.99% APR, $110/month VCF: $ 1,370.00 balance, 24.90% APR, $50/month If there is anything else, please let me know. Thank you.
What do you do for USN?	Hi, I work in the intelligence field. You familiar with the Navy?
Are you eligible and intend to remain on active duty during the entire term of this loan? Have you had any occurrences of acts that could require you to be mandatorily separated from the Navy? DUI/DWI ever during career. Any fitness test failures within last three years?	I definitely plan to make this a career. I have recently re-enlisted for the full 6 years. I have never had trouble in the Navy, no mast and definitely no DUI/DWI. I am very fit as my current job demands it more so than the rest of the Navy, so no failures at all. The Navy has been very good to me and my family. I'm up for the advancement exam next year for E6. I'm confident that I will make it. If you have any other questions, please ask. Thank you.
Thanks. I'm bidding.	Thank you very much.
PO2, My two questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	USMC Retired, Thanks again for your .service. I plan to pay the loan as soon as possible, without taking the full 5 years if possible, but realistically speaking, around 2-3 yrs is my goal for now. If the funds are at 60% then I would take it anyways. If there are anymore questions, please do not hesitate. Thanks again. OOH-RAH!
Please go through the process of verifying your income and employment with Lending Club. This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors. Once done, I will be more than happy to invest in your loan. Thanks again!	Hello Member_803463, I have verified my income and employment with Lending Club when they called me last Thursday. I am in the Navy and have been for 8.5 years. I recently re-enlisted for 6 more. I don't know how long it takes Lending Club to update. If there are anymore questions, please don't hesitate to ask. Thanks again.

Member Payment Dependent Notes Series 624397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624397	$5,000	$5,000	10.36%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624397. Member loan 624397 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,429 / month
Current employer:	n/a	Debt-to-income ratio:	2.92%
Length of employment:	n/a	Location:	Monroe, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am retired living here in Michigan, its to cold for me here. I am planning a trip to Arizona to see about living there. Its also been hard times for my son's with the economy the way it is, so I'm going to make it a good x-mas for them and my grandchildren before i go. I pay all my bills on time, always have. Whatever loans Ive had over the years, always were paid off early. My living expenses are low,so I can easily handle this loan. I just paid off my auto loan 2 years early. My income is fixed for the rest of my life.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1971	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	14
Revolving Credit Balance:	$682.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 624483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624483	$10,000	$10,000	5.79%	1.00%	December 7, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624483. Member loan 624483 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,349 / month
Current employer:	U.S. Army Corps Of Engineers	Debt-to-income ratio:	17.80%
Length of employment:	10+ years	Location:	CHALMETTE, LA

Home town:
Current & past employers:	U.S. Army Corps Of Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > These funds will be used to renovate inside and outside repairs on my home. I'm an very good borrower that pays all my loans on time and have never defaulted on any bills. I have been an steady employee for 23 years at my current job. Borrower added on 12/04/10 > If you may have anymore questions or concerns about this loan please do not hesitate to ask thanks again

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,739.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please share your position (Brief job description) with current employer.	I am currently an Program Analyst at the Army Corps Of Engineers Been there for 23 years

Member Payment Dependent Notes Series 624490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624490	$3,000	$3,000	5.79%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624490. Member loan 624490 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Webroot Software	Debt-to-income ratio:	8.49%
Length of employment:	1 year	Location:	Denver, CO

Home town:
Current & past employers:	Webroot Software
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > We just started a specialty produce business and require a downpayment on an insurance policy in order to supply Whole Foods Market. Borrower added on 12/02/10 > Once we secure the account with Whole Foods Market, we should be in a good position to pay off any loans from the sales we receive.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,380.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, please give me more information about your business. 1. Are you growing or importing? 2. What kinds of mushroom? 3. Are they organic? Thank you.	Hi! Thanks for your question. We are foraging for mushrooms - chanterelles, porcinis, matsutakes, black trumpets and some black/white truffles. The product can be considered organic since it's grown in the wild without any pesticides or other man-made materials.

Member Payment Dependent Notes Series 624524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624524	$1,000	$1,000	16.32%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624524. Member loan 624524 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,860 / month
Current employer:	GANOWITZ WHITE & WEBER ATTORNEYS AT LAW	Debt-to-income ratio:	20.65%
Length of employment:	4 years	Location:	FONTANA, CA

Home town:
Current & past employers:	GANOWITZ WHITE & WEBER ATTORNEYS AT LAW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Utility bills are too high, need more efficient appliances, replacing with ones that are energy star approved. Borrower added on 11/30/10 > The other assistant in our office is leaving at the end of January 2011, so I will be increasing my hours to 40/hrs a week at $15/hr, increasing my monthly income to over $2,400.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,455.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you check if the savings on your energy bill justify the investment into new appliances? Do you qualify for a federal tax credit for buying green appliances? I recall a program similar to Cash for Clunkers.	Yes, there are two I can potentially qualify for. One is a federal government tax credit for 30% of the cost, but its about to expire, the products need to be "placed in service" by Dec 31st. The other is a California rebate program, as long as it is an energy star product, and I have proof of recycling the old appliances, I can get that rebate too! I am not set on what to replace, and as long as I have the time I would like to have a state accredited home energy rating system inspector come rate my home and give me some advice.

Member Payment Dependent Notes Series 624565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624565	$17,500	$17,500	14.09%	1.00%	December 7, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624565. Member loan 624565 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Walter Clark	Debt-to-income ratio:	19.96%
Length of employment:	6 years	Location:	Visalia, CA

Home town:
Current & past employers:	Walter Clark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,174.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for your inquiry. Below are the answers to your questions: 1. The balance on the mortgage loan is $171,532. I don't have any HELOC's open. 2. A month ago, I was going to try to refinancy, but was unsuccessful. They valued my home at around $192,000. I tried to find my home on zillow.com, but due to my home being in a still developing subdivision, the value was not listed. A similar home on the same street on zillow.com is listed for $188,000. Thank you....
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches. a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Hello Sir, Regarding your inquiry, here are my answers to your questions: 1. I am an insurance agent that works predominantly with commercial accounts. I have been working with these types of accounts for the past 4 years, seeking new clients everyday. I emphasize in working with Agricultural commercial accounts, due to me living in an area where agriculture is the main business around these areas. I have a healthy book of business clients, that keep me busy, yet I am still seeking more clients to grow my business and income. 2. When I signed up for the loan, it initially gave me only an option for 3 years. My intent is to pay off the loan within a year and a half to less than 2 years. As I mentioned above, my book of clients continues to grow, and with the addional income I hope to pay off the loan. 3. If my loan is not fully funded, I will still accept the loan for whatever it is funded for. I am looking to consolidate my credit card payments into one payment with a lower percentage rate, and whatever I can get funded for will really help. Thank you for your inquiry.
Excuse me, My earlier email referenced you selected 5-years for loan repayment. I meant 3-years, or perhaps less time, for loan repayment.	My answer to this question is listed in previous answer.
What do you do for your employer Walter Clark? Could you please list your monthly expenses? What are the balances and interest rates of the debt you want to consolidate?	1. At Walter Clark, I am a producer that seeks new clients. I have built a book of business over the past 4 years that includes agrictural and retaurant commercial business. At our office, we provide different types of commercial insurance products, ranging from Workers Compensation insurance to Property and Liability insurance. 2. Monthly expenses include mortgage, utility bills, and credit card payments that I'm trying to consolidate to have a lower payment. 3. I have a couple of credit cards with close or a little over $5,000 balance with 23-24% interest. A few other cards with around $1,000 balances with close to 20% interst. Thank you for your inquiry.
Since this is a debt consolidation loan, for each line of credit you have detail the balance, the interest rate, and how much you pay monthly. Also indicate which you will and which you will not be consolidating using this loan.	Hello, Here is my list... Chevron Gas card $1,110.21, 26.99%, $50 min. BofA credit card $5,915.93, 22.99%, $182 min. BofA credit card $3,052.24, 22.99%, $94 min. Citicard $6,146.20, 23.99%, $201.14 min. Chase Credit card $786.72, 29.24%, $30 min. I will be consolidating these cards...
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Hello, 1. Mortgage $1,302 Cable $86 Home Phone including internet $78 Car pmt $106 Car Ins. $202 Cell Phone $142 Utilities (gas, electric, water) $202 Childcare + child expenses $275 Groceries $200 2. My wife also works...

Member Payment Dependent Notes Series 624649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624649	$2,500	$2,500	6.91%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624649. Member loan 624649 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,485 / month
Current employer:	US ARMY	Debt-to-income ratio:	10.39%
Length of employment:	4 years	Location:	TACOMA, WA

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$1,543.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much longer do you have on your enlistment? Thank you.	My enlistment will end in February 2014.

Member Payment Dependent Notes Series 624657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624657	$9,600	$9,600	12.61%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624657. Member loan 624657 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Optum Health	Debt-to-income ratio:	15.86%
Length of employment:	< 1 year	Location:	clifton park, NY

Home town:
Current & past employers:	Optum Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Loan to consolidate debt and lower monthly bills.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,152.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the debt you plan to consolidate with this loan. Thanks!	I have a 5300 dollar loan from Citifinancial, and a Chase Credit Card that I would like aleviate to lower the monthly payment. After cancelling the citifinancial debt, the rest of the loan would go towards the Chase CC.
OK thanks, but I would also like to know the APRs and the monthly payments.	The Citi loan has an interest of abouot 23%, with paument of 158 dollars per month. The CC has an apr of 13% and I am currently paying about 160/month.
Please list the present balances on ALL of the cards, and the monthly payments that you presently make.	The balance on my CC is of around 7000, with an apr of 13%. The monthly payment is in between 150-160/month. The other amount of 5300 is for a loan I currently have with Citi that has an interest of 23-24% aproximately, with a monthly payment of 158.

Member Payment Dependent Notes Series 624694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624694	$11,500	$11,500	12.98%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624694. Member loan 624694 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,762 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	20.13%
Length of employment:	5 years	Location:	Fresh Meadows, NY

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > My sole purpose of this loan is to consolidate all my credit card bills so I can be able to take control of my budget this upcoming year. I am not intending to use this loan on any other purposes besides consolidation. I am a good borrower and I intend to repay this loan in a timely manner. Thank you for the assistance, I really appreciate it.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,160.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questionsL (1) Position (Job/What you do) for employer JPMC? (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	1.)I am a Litigation Specialist assisting attorneys in preparing Civil Litigations Lawsuits and I have been with the company for 5 yrs now. 2.) I am targeting a pay off date between 1-1 1/2 years. Thank you very much...

Member Payment Dependent Notes Series 624696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624696	$2,000	$2,000	6.54%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624696. Member loan 624696 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	hawker beechcraft	Debt-to-income ratio:	12.44%
Length of employment:	10+ years	Location:	Wichita, KS

Home town:
Current & past employers:	hawker beechcraft
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,770.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 624703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624703	$6,000	$6,000	9.25%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624703. Member loan 624703 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Dex One	Debt-to-income ratio:	9.76%
Length of employment:	8 years	Location:	Centennial, CO

Home town:
Current & past employers:	Dex One
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,480.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How will you use this money?? What is your position with Dax One? Please describe your outstanding debt and other monthly expenses. Thanks.	Going to purchase a used car. Financially stable but would just like to buy this car out right and dont want to spend 7500 or more to get bank financing.
please describe your outstanding debt and other monthly expenses.	Want to buy an all wheel drive used vehicle. Something that still has good life in in. Have not determined which but considering all within the same price range and as low of miles as we can get.
Can you please specify the make and model of the vehicle you would like to purchase?	Haven't selected one just yet. Open to any all wheel drive vehicle that has the lowest miles and newest year and/or verifiable records for being well kept.

Member Payment Dependent Notes Series 624713

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624713	$5,000	$5,000	9.25%	1.00%	December 7, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624713. Member loan 624713 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	aerotek	Debt-to-income ratio:	1.88%
Length of employment:	1 year	Location:	gilroy, CA

Home town:
Current & past employers:	aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > it's very comfortable paying my loan back within three years always pay on time Borrower added on 12/01/10 > i have a good job need to pay some medical bills

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,170.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 624723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624723	$5,500	$5,500	9.99%	1.00%	December 6, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624723. Member loan 624723 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	FRANLIN SURGICAL CENTER	Debt-to-income ratio:	14.18%
Length of employment:	4 years	Location:	PASSAIC, NJ

Home town:
Current & past employers:	FRANLIN SURGICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I WILL PAY MY DEBTS ON MY CREDIT CARDS; ME AND MY NUSBAND HAVE STABLE JOB,SO IT WILL NOT BE MISSED PAYMENTS Borrower added on 11/30/10 > I WILL PAY MY DEBTS ON MY CREDIT CARDS; ME AND MY NUSBAND HAVE STABLE JOB,SO IT WILL NOT BE MISSED PAYMENTS

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,669.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 624760

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624760	$8,000	$8,000	5.79%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624760. Member loan 624760 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	American Institutes for Research	Debt-to-income ratio:	8.95%
Length of employment:	4 years	Location:	PITTSBURGH, PA

Home town:
Current & past employers:	American Institutes for Research
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I have a Discover card balance of $6,000 (19.9% APR) and a Citi card balance of $2,300 which will increase from 1.99% to 13% in April. I would love to be able to pay these loans off in their entirety so I can start saving more money. I have had the same job for over 4 years and have never been late on a loan or credit card payment.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Thanks	Sure, My fixed expenses are a student loan payment ($150), a car payment and insurance ($300), and rent/utilities/phone/cable (about $900). So if make $3400 a month net that leaves $2050. I have been paying at least $300 to my credit cards per month as well. My employer does research on education data and I work on creating tables and reports from data collected by the Dept of Education. I don't have any reason to believe that the project or my position will not be funded for the next couple of years. Thanks for the question.

Member Payment Dependent Notes Series 624791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624791	$5,500	$5,500	13.72%	1.00%	December 3, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624791. Member loan 624791 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Thomas J. Apts	Debt-to-income ratio:	23.50%
Length of employment:	< 1 year	Location:	Burnsville, MN

Home town:
Current & past employers:	Thomas J. Apts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,240.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 624831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624831	$6,400	$6,400	15.57%	1.00%	December 6, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624831. Member loan 624831 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Purebred Breeders	Debt-to-income ratio:	8.22%
Length of employment:	1 year	Location:	Miramar, FL

Home town:
Current & past employers:	Purebred Breeders
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,154.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Purebred Breeders and where did you work before that?	I help puppies get to thier forever homes. Before this I worked in a childrends developmental gym facility. :0) - Thank you again!

Member Payment Dependent Notes Series 624844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624844	$3,000	$3,000	9.25%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624844. Member loan 624844 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Coca Cola Refreshments	Debt-to-income ratio:	11.40%
Length of employment:	2 years	Location:	BRENTWOOD, NY

Home town:
Current & past employers:	Coca Cola Refreshments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Funds will be used to modernize apartment. Loan will be paid off early when bonuses from work arrive in February and if needed, April.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,306.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your delinquency 22 months ago?	This was when I was a hourly worker and was laid off because I was low on the seniority list. For 5 months, I could only gain at most 20 hours a week and fell behind on my monthly bills. Once I received a promotion to a salary position, I paid the bill off on one lump payment and closed the account.

Member Payment Dependent Notes Series 624911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624911	$6,300	$6,300	9.25%	1.00%	December 7, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624911. Member loan 624911 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ohio Department of Transportation	Debt-to-income ratio:	23.50%
Length of employment:	3 years	Location:	Upper Sandusky, OH

Home town:
Current & past employers:	Ohio Department of Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,176.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Ohio Department of Transportation?	Road & Ditch maintenance, Snow plowing.
What outstanding debts to you plan to consolidate into this loan (account types, interest rates, and amounts)? Thanks.	I plan to consolidate three credit cards interest rates are 12-15% then I am going to dispose of them once they are paid off. Thanks
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	At this time I plan to keep the loan in active service for 4-5 years. I chose this option instead of three years so I was sure not to cut myself short for living expenses. If only 60% of the loan is funded I will accept that amount of the loan that is funded. I appreciate you pointing out the fact of after six months I can relist for the remainder, I was not aware of that. Thanks

Member Payment Dependent Notes Series 624926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624926	$8,000	$8,000	14.46%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624926. Member loan 624926 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Primarily Kids Preschool	Debt-to-income ratio:	19.75%
Length of employment:	4 years	Location:	East Butler, PA

Home town:
Current & past employers:	Primarily Kids Preschool
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > This is my last shot at eliminating my credit card debt. We had to use the cards to pay copays for some surgeries for myself and our 2 children as well as just every day living. My husband and I both work 2 jobs; him with the US Air Force and in a plant and myself as a preschool teacher and a contractor. We took on 2nd jobs to have some extra cash flow to pay down our debt. Our marriage and our family is suffering because of this. My interest rates are at least 21% and I just can't get anywhere with them. If I could make one monthly payment instead of 7 or 8, I'm sure it would help. We have never defaulted on a loan and have good credit, other than the amount of debt. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	43	Months Since Last Delinquency:	21
Revolving Credit Balance:	$19,998.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
(1) Your credit report shows two delinquencies in the last two years. Please provide an explanation. (2) Please provide a budget listing your income and expenses to prove that you can afford these proposed loan repayments. Many thanks.	Other than a rare late payment, I can't explain the delinquencies. I've never gotten a delinquent notice or anything like that. As for a budget, we are currently making monthly payments to several credit cards that total at least $600 a month. Lowering that payment with this loan will help us save a bit and maybe pay it off earlier. Thank you for your consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We currently owe 80,000 on our mortgage and about 8,000 on a HELOC. The current market value of my home is approximately $199,000. Thank you for your consideration. If you need any additional information, please let me know.

Member Payment Dependent Notes Series 625003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625003	$12,000	$12,000	12.23%	1.00%	December 3, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625003. Member loan 625003 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Timken Company	Debt-to-income ratio:	11.47%
Length of employment:	2 years	Location:	MINERVA, OH

Home town:
Current & past employers:	The Timken Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I plan to use the funds to consolidate all my credit cards. My job is really stable from the healing economy. My monthly budget is one of my paychecks and one of my wifes, the other one each month goes into savings. I have always paid my loans and have a great credit score to prove it.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,805.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on the mortgage is $121,195.10 and according to zillow the value is $149,000.00 Thanks!
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	$1,790.70 at 27.24% $1,289.16 at 26.24% $2,237.51 at 24.24% $2,062.31 at 27.24% $5,217.59 at 10.74% And all these cards have been cut up since last year, Its just hard to pay down the cards when the interest alone is most of the payment.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I have always paid my bills each and every month. Thanks

Member Payment Dependent Notes Series 625019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625019	$9,000	$9,000	17.06%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625019. Member loan 625019 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	The Shafer Law Group	Debt-to-income ratio:	17.91%
Length of employment:	5 years	Location:	Auburn, CA

Home town:
Current & past employers:	The Shafer Law Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,880.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list credit cards amounts and APR. Thank you	CC #1: $4950 - 24.9% CC #2: $3960 - 22.9%
My two questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 3=years to service loan (keep in active status) before loan is paid off? How long do you realistically anticipate to service this loan? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	I am a paralegal for a small business law firm. I have been employed there since October 2005. Realistically, I think I would have this loan for 2-3 years. If my loan does not fully fund, I will not go forward by the time the 14 day listing expires. This is for credit card consolidation and does not help me if I can not consolidate my accounts and close out my credit cards.
Can you please explain the delinquency 21 months ago?	It was an account through dell financial. I missed a payment. That account was paid off a year ago.

Member Payment Dependent Notes Series 625055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625055	$7,000	$7,000	12.23%	1.00%	December 6, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625055. Member loan 625055 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	CJ Restaurant Group	Debt-to-income ratio:	7.87%
Length of employment:	3 years	Location:	Irvine, CA

Home town:
Current & past employers:	CJ Restaurant Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I would like to pay off the balance on my credit card and consolidate with the remaining 3000 of my car loan. I'll have about 1000 left to make some minor repairs to my car. Thank you all for your help.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,134.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 625063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625063	$6,400	$6,400	10.36%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625063. Member loan 625063 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Oversized Outfitters, LLC	Debt-to-income ratio:	20.99%
Length of employment:	< 1 year	Location:	Birmingham, AL

Home town:
Current & past employers:	Oversized Outfitters, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,353.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 625065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625065	$3,000	$3,000	5.79%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625065. Member loan 625065 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,376 / month
Current employer:	n/a	Debt-to-income ratio:	12.83%
Length of employment:	10+ years	Location:	Propsect, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > parts for the rebuilding of a "57" Chevy BelAir

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	66
Revolving Credit Balance:	$4,058.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 625075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625075	$10,000	$10,000	15.20%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625075. Member loan 625075 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	paragon	Debt-to-income ratio:	14.80%
Length of employment:	2 years	Location:	bronx, NY

Home town:
Current & past employers:	paragon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > the loan will be used to clear up all my debt and my lease with honda, my current montly bills that i am trying to clear up, adds up to 867 dollars, this loan will help me save money, as well as just have one monthly payment to worry about. Borrower added on 12/01/10 > I feel very confident I can pay back this loan, I am going to school to become a nurses assistant and working full time, My goal for this loan is to clear up all my debt and finish paying off my lease on my Honda which is barely being used at this time cause of my lack of time between school and work, I find myself paying a bill every week, this loan will help me put everything into one monthly bill. Paying off my lease on my car and turning it back in will save me 600 dollars between car payments and car insurance a month.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,670.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625124	$5,000	$5,000	13.72%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625124. Member loan 625124 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Synergie (ATT Project)	Debt-to-income ratio:	9.24%
Length of employment:	1 year	Location:	Livermore, CA

Home town:
Current & past employers:	Synergie (ATT Project)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,106.00	Public Records On File:	1
Revolving Line Utilization:	75.20%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 625162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625162	$5,000	$5,000	12.61%	1.00%	December 3, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625162. Member loan 625162 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	School District of Hortonville	Debt-to-income ratio:	9.36%
Length of employment:	6 years	Location:	Hortonville, WI

Home town:
Current & past employers:	School District of Hortonville
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Purpose of loan: This loan will be used to… Pay Off an outrageous Discover Card charge, after I had to use cash advance to pay for an unexpected insurance deductible, to replace the roof on my house. I had to do this very time-sensitive because of impending weather. My financial situation: I am a good candidate for this loan because… I have a stable job as a teacher/coach, I am a homeowner, and married to another teacher who shares financial responsibilities. I also make a little extra cash in the summer, when I'm not teaching, working on the family farm where I was raised. I am asking for the lower rate to try and save a few bucks in paying this back. This is Low-Risk for the borrower, and I have definite goals on getting this paid back earlier than the due date to continue to increase my credit. My delinquencies accrued in the past due to a divorce where I missed some payments, while paying legal fees to assure my custody status with my son (who is my LIFE)! I have worked very hard to repair a tough past and now am proud to be a homeowner! I appreciate consideration, and welcome any questions. Monthly net income: $ 2400 Monthly expenses: $ 1518 Housing: $ 1006 Insurance: $ 113 Car expenses: $ 100 Utilities: $ 150 Phone, cable, internet: $ share Food, entertainment: $ share Clothing, household expenses $ share Credit cards and other loans: $ 152 (school loan) Other expenses: $ share

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,459.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for writing! and for showing me Zillow.com. Anyway I purchased and closed on the home last Feb. we owe roughly $131,000 on a 5.25% 30yr mortgage. Current value shows $132,000 as value, but it is worth far more as we have completely updated kitchen, carpet, landscape, and of course now have a new roof.

Member Payment Dependent Notes Series 625174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625174	$3,000	$3,000	6.54%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625174. Member loan 625174 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	baldock health care center	Debt-to-income ratio:	8.97%
Length of employment:	1 year	Location:	elizabeth, PA

Home town:
Current & past employers:	baldock health care center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,124.00	Public Records On File:	1
Revolving Line Utilization:	5.80%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.i own my house outright valued at 55,000

Member Payment Dependent Notes Series 625200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625200	$10,000	$10,000	9.99%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625200. Member loan 625200 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Webbank	Debt-to-income ratio:	20.63%
Length of employment:	< 1 year	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Webbank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,122.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625269

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625269	$10,000	$10,000	12.61%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625269. Member loan 625269 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,449 / month
Current employer:	Quinn Emaunel, et al.	Debt-to-income ratio:	22.88%
Length of employment:	5 years	Location:	San Jose, CA

Home town:
Current & past employers:	Quinn Emaunel, et al.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I'm trying to purchase my very first home. I got approved for a loan, but need to put at least $10,000 down.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,275.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) What is employer YQuinn Emmanuel et al? and Your position (Brief job description) with employer? (2) You initially selected 3to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Quinn Emanuel Urquhart & Sullivan, LLP is a Litigation Law Firm. I am a Legal Secretary who assists 5 attorneys. My duties include, document court filings, answering phones, scheduling appointments, internal document filings, faxing, etc. I plan to pay loan off in 2 to 3 years. Yes, if loan exceeds 60% or more, I will accept partically funded loan.
Hello, can you please comment about your deliquency 29 months ago? How do you plan to avoid this in the future? Also, I thought San Jose was a very expensive region for housing. Can you also comment on this? Thanks in advance.	The delinquency on my report is in dispute as I have all my payments automatically deducted from my account. As for San Jose being a very expensive region for housing, your right, it is. I have lived in San Jose since birth and have seen the rise in housing, I'm grateful I have been able to financially meet the needs of living in San Jose.

Member Payment Dependent Notes Series 625277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625277	$3,300	$3,300	6.17%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625277. Member loan 625277 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	sugarloaf resort and restaraunt	Debt-to-income ratio:	24.56%
Length of employment:	10+ years	Location:	hackett, AR

Home town:
Current & past employers:	sugarloaf resort and restaraunt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > started repairs on house and run in to alot of things we werent expecting so it is taking longer and costing more than we thought. with your help hoping to get it done by christmas.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,801.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.house is paid for. yes i have the deed. it is my name. i do not have a home equity loan on it. the current value is 45000.00 and i have lived here for 32 years. thank you for your support.

Member Payment Dependent Notes Series 625307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625307	$14,400	$14,400	12.23%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625307. Member loan 625307 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Peninsula Regional Medical Center	Debt-to-income ratio:	13.53%
Length of employment:	5 years	Location:	Salisbury, MD

Home town:
Current & past employers:	Peninsula Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Consolidating higher interest credit cards and loan from Mariner

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	64
Revolving Credit Balance:	$7,636.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 3-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm a staff nurse at a hospital. I'm planning to keep the loan for 3 yrs while I build up my savings instead of paying it off sooner.I will accept a partially funded loan to pay down as much of my higher interest debt as possible. I will be receiving a tax refund so that would also help pay down the debt.
What was the delinquency? Please list your total liabilities. Other sources of household income?	I receive quarterly credit updates from Credit Inform from Capital One. It says that this was 4 yrs ago. I was at that time financing a car with Honda but refinanced with Wells Fargo. There was a delay with Wells Fargo sending payment to Honda. I have $13,000 in credit card debt, $5,400 loan with Mariner at 25% int., $16,000 PNC car loan at only 6.99%. With this loan I plan on paying off Mariner loan and credit cards. My payment for this loan is lower than my total monthly payments with loan and credit cards. I do receive $400 monthly in child support.

Member Payment Dependent Notes Series 625317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625317	$12,000	$12,000	13.35%	1.00%	December 7, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625317. Member loan 625317 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Verizon	Debt-to-income ratio:	14.76%
Length of employment:	10+ years	Location:	new york, NY

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I already have a loan taken out from Lending Club and would now like to further consolidate my debt using Lending Club, I get a much better deal over what I am currently paying to the big banks and I like the idea of making my payments to a group of individual investors rather than to a massive bank.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,537.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	HSBC loan 1,979.37 monthly payment of $200 USAA Mastercard $3,055.24 minimum payment $70 Household Bank Mastercard 2,805.61 minimum payment $80 Capital one $1,078.47 minimum payment $28 Dell Computer $1000 minimum payment $30 Fingerhut $750 minimum payment $56
Please provide the following information on your current LC loan: initial amount, balance owed, interest rate. Thank you.	Here is that info: Status Current Terms $7,000 / 3 years / 13.11% Principal Balance $6,014.82 Principal paid to date $985.18 (14.07%) Next Payment $236.22 Overdue Amount $0.00 Sum of remaining payments $7,086.38 Pay-off Amount $6,080.51 Amount paid to date $1,417.32 (16.67%)
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	1. I am a field technician with Verizon(basically I install telephone service) 2.I expect to be able to pay loan off within 3 years 3.While a fully funded loan is the Ideal I am willing to take less than fully funded. Semper Fi.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	rent $1125 phone $80 (give or take) cable/internet$150 Food $150-$200 a month I am single, no kids, no car(live in Manhattan so use public transportation.) to be paid off: HSBC loan $2,003.74 interest 14.50% Capital One credit card $1,078.47 interest 16% Household bank Credit Card $2,805.61 interest 14.99% USAA credit card 3,055.24 interest 15.9% Fingerhut $825 interest 14% Dell $1000 interest 13%

Member Payment Dependent Notes Series 625323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625323	$4,800	$4,800	15.95%	1.00%	December 7, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625323. Member loan 625323 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dan Ryan Builders	Debt-to-income ratio:	5.67%
Length of employment:	< 1 year	Location:	Charleston, SC

Home town:
Current & past employers:	Dan Ryan Builders
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I am trying to buy an engagement ring for my girlfriend. The company that is making the ring does not do financing so I need the cash up front. I have only been employed for 6 months (just graduated college) so I do not have enough history for other lendors.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,114.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Does your future wife work and if so what is your combined monthly income?	My girlfriend makes $31,000.00 a year. Combined we will make 67k. I am also up for a promotion and raise come the first of the year. Obviously that is not certain but I am working for a production housing company that is thriving in this down economy. Thank you for your help.

Member Payment Dependent Notes Series 625448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625448	$3,500	$3,500	10.36%	1.00%	December 6, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625448. Member loan 625448 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,342 / month
Current employer:	Industrial Ride Shop	Debt-to-income ratio:	7.60%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Industrial Ride Shop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,262.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625613	$3,600	$3,600	9.99%	1.00%	December 7, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625613. Member loan 625613 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Sodexo	Debt-to-income ratio:	3.81%
Length of employment:	2 years	Location:	Oakland, CA

Home town:
Current & past employers:	Sodexo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Full time worker with good credit using Lending Club for debt consilidation. The items on debt were purchased to supplement my income as a professional audio technician and I just want to make 1 easy payment per month instead of 3 different payments. I am also a partial owner of a duplex so I get supplemental income off of that as well. Borrower added on 12/03/10 > And to add to this description, I have worked at the same job, for a local energy company doing corporate audio for training and business conferences for the past 2 years going on my third. I have worked in this industry for over 6 years now and have firmly established myself in both my industry and my company... I get a paycheck weekly, not monthly or bi-weekly, and generally have a surpluss of $300 a week after all bills and basic stuff like food, water, and gas. By consildating my credit card bills I hope to make a single payment once a month to pay off my bills so that I may save at a higher rate and build a large savings account. My entire purpose for this loan is to consolidate my credit into 1 monthly payment and close all other forms of credit down. The idea is that I will be paying less on interest since it is 1 account instead of 3, but you as the investor will be getting your share of the interest. I even enjoy getting this loan in this manner as opposed to a bank or a credit card, as I would much rather my interest payments go to other regular folks and not giant banks or credit card companies. Thank you for investing in me! I am just turning 30, have a firmly established job and place to stay and am now trying to save, grow financially, and put together a nice nest egg for myself through my hardwork and dedication to my craft.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,919.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625793	$7,000	$7,000	9.62%	1.00%	December 7, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625793. Member loan 625793 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Integrity Interiors	Debt-to-income ratio:	9.48%
Length of employment:	2 years	Location:	Coatesville, PA

Home town:
Current & past employers:	Integrity Interiors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$320.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 625820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625820	$5,000	$5,000	5.79%	1.00%	December 6, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625820. Member loan 625820 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,250 / month
Current employer:	Fluor Corporation	Debt-to-income ratio:	4.39%
Length of employment:	10+ years	Location:	SIMPSONVILLE, SC

Home town:
Current & past employers:	Fluor Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,121.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and give more detail on what this loan is for.	The proceeds from the loan will be used to help purchase a car for my son who will be starting college next year.
Hello. Could you give us a hint of how you plan to use the $5,000 requested? Wishing you the best.	The loan proceeds will be used to help buy my son a car. My son will start college next year.

Member Payment Dependent Notes Series 625832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625832	$3,000	$3,000	6.54%	1.00%	December 7, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625832. Member loan 625832 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	Sheppard Mullin Richter and Hampton LLP	Debt-to-income ratio:	2.53%
Length of employment:	< 1 year	Location:	RAMONA, CA

Home town:
Current & past employers:	Sheppard Mullin Richter and Hampton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,115.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	My husband and I own the house together. We paid cash ($425,000) for the house in August 2007. Both my husband and I are the deed holders on the house. There are no mortgage payments. We do not have a home equity line of credit. The current value of our home is $320,000.

Member Payment Dependent Notes Series 625975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625975	$6,000	$6,000	9.25%	1.00%	December 7, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625975. Member loan 625975 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	california pacific orthopaedics & sports	Debt-to-income ratio:	23.90%
Length of employment:	10+ years	Location:	OAKLAND, CA

Home town:
Current & past employers:	california pacific orthopaedics & sports
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,624.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with california pacific orthopaedics & sports?	Type your answer here. Medical Assistant

Member Payment Dependent Notes Series 626116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626116	$6,000	$6,000	16.32%	1.00%	December 7, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626116. Member loan 626116 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	State of Texas	Debt-to-income ratio:	14.54%
Length of employment:	1 year	Location:	Pflugerville, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Single mother of three, one daughter in college, one daughter in high school and one daughter in middle school. Need to consolidate bills to reduce monthly expenditures. Pay all bills on time, not a credit risk. Just need lump sum to consolidate current expenses into one. Borrower added on 12/02/10 > Single mother of three daughters. One in college, one in high school and one in middle school. Need to consolidate monthly bills into one payment to reduce monthly expenditures. Pay all bills on time, not a credit risk. Need lump sum amount to pay off some credit cards and free up income

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,913.00	Public Records On File:	1
Revolving Line Utilization:	96.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$ 156,000.00 {new construction-built March 2009, in a new subdivision. Market Value $ 170,000.00 No additional loans/lines of credit on property
Can you give details regarding the credit cards you are paying off? How much do you owe on each and what is the interest rate. Thank you and good luck with your loan.	Intrest rates on all cards increased last summer even though never late: Chase- $ 3000.00 balance, rate is 19.99% increased from 3.9 ; Capital one rate increased from 9. to 25% balace is 2500.00,Travelocity rate was increased to 23% balance is $ 1800.00. The rates on these cards increased this past summer almost doubling the payments. There have never been any late payments, and it seems that I cannot get them paid off due to the increased interest rate.
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Why the Public Record on File 84-months ago? What was disposition? Thanks for answers. Lender 505570 USMC-RETIRED	1. Health care related field 2. 1-2 years 3. Public record 84 months ago was related to joint properties and divorce proceedings and the inability to settle/divide properties in mutual fashion. Chapter 7 filed on all joint properties owned in another state. No individual credit cards or properties owned by me @ that time were included. Advice to file provided bymy attorney during time of the divorce. No late payments on individual credit obligations prior to or after that filing. All joint debts were discharged. All individual obligations paid as agreed.

Member Payment Dependent Notes Series 626123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626123	$8,000	$8,000	15.20%	1.00%	December 7, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626123. Member loan 626123 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Siemens Industry Inc.	Debt-to-income ratio:	4.24%
Length of employment:	3 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Siemens Industry Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I just bought a short sale and I have a lot of room for improvement. I would like to turn a spare room into another bedroom and bath and put a new shingled roof instead of the gravel roof I have now. I can easily repay this loan. I bring home $4-6k per month and with my mortgage and other bills only pay out $3k. I also have a very large sum of money in my 401k if i needed it so this small bill will be no problems.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	39
Revolving Credit Balance:	$9,876.00	Public Records On File:	1
Revolving Line Utilization:	32.70%	Months Since Last Record:	19
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why does your monthly income vary so much?	Depends on how much overtime I work. I am a fire life safety repair technician for a multi billion dollar company. There is always overtime and as much work as I want. For 3 years now and it hasn't slowed down any.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Also, please explain your public record from 19 months ago.	No, my wife doesn't work. She is a homemaker taking care of our new 4 month old daughter. My job is depression proof. 100's of building went vacant over the last 2 years. No one is in them. But I still am there to fix the fire systems. They still have to work regardless of occupancy.
Borrower refuses to answer direct question about recent public record. I will pass on this one and move on to other borrowers who are responsive.	Sorry, I am new here and I had 3 questions and I typed out answers to them all and hit submit but it only worked for 1 question and i had to type out my answers again. Anyway, Public record is from 2 1/2 years ago I was between jobs and was on Unemployement. I went back to work and received an overpayment of $1100. I made payment arrangement and was paying them $100 mth. I swear on my life I did not receive any bills for like a 2 month period and I was looking for it in the mail and next thing I know I got a notice of judgement for $753. I paid this immediately and they told me it wouldn't even go on my reports. 2 years later or so it showed up, just a couple months ago actually so I am in the process of getting this removed. I hope.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, I bought for 314k ...zillow has my house @ $335 ..same house down the road remodeled just sold last month for $365k. I don't have a heloc and my mortgage balance is like $302k. Payment is $1936.91 mth Cars are paid for and credit card bills and living expenses take another $1k mth.
Appreciate the response. Thank you for the clarification.	Yes no problem and I made a mistake on your answer. It was 3 1/2 almost 4 years ago when I had to be on unemployment. I will retire from my current company though. I am lucky to have found a job I love and don't mind getting up to go too. They will have to take me out in a straight jacket. :-)
My questions: (1) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? FYI: Lending Club email composition email system automatically times you out AFTER 20-minutes composing one, or many, emails BEFORE clicking SUBMIT button. Hope this helps. Thanks for answers. Lender 505570 USMC-RETIRED	I am pretty sure this won't go 5 years. The interest rate is pretty high. I can get a 401k loan at 3.5% right now but at the same time I lose out on the .5% interest it makes and that doesn't help build my credit either. I imagine I should have this paid off within 2-3 years at most.
The unemployment issue caused a delinquency 39 months ago (3 yrs and 3 months). However, you also have a public record on file 19 months ago ( 1yr, 7 months). Are you saying that it took 20 months for this to show up as a public record?	Yes this is absolutely correct. It took a very long time, several months before they sent a notice of overpayment. Once I got that I made payment arrangements and was paying it off so that's why there is such a gap in time. Sounds like an excuse but it's true when I say I didn't get a bill for a couple months and the next letter I got was a notice of judgement for $753. I have always paid my bills and always will and I got the short end of the stick here so to speak.

Member Payment Dependent Notes Series 626313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626313	$4,000	$4,000	10.36%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626313. Member loan 626313 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	YUMA COUNTY	Debt-to-income ratio:	19.29%
Length of employment:	10+ years	Location:	YUMA, AZ

Home town:
Current & past employers:	YUMA COUNTY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I am employed full time as a probation officer for the last 11 years Yuma Az. During the winter months winter visitors come from the North and spend the winter here in Yuma Az. Yesterday I looked over a car a winter visitor is selling. The car a 2000 Dodge Durango with 86000 miles. The car was only used when the visitor came to Yuma in the winters. The vehicle is in excellent condition. The seller is asking 6000 and I probably offer 5500. I have 2000 cash and requesting the remaining. I have a 401k and money invested in the stock market. I could sell part of my personal stock investment to purchase the car however I wanted to see if this personal loan could be funded and keep my money fully invested in the stock market. Thank you jrd.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,001.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sounds smart...IF you can earn more than 10% in the market. I will fund your loan and good luck with car purchase and stocks.	So far I have taken low risk in my investments. I'm concerned with the markets and see a market bubble. Therefore I'm investing in low risk waiting for a better chance to invest. So right now I am not gaining 10%, however once the market pulls back I'll invest and make much more then 10%.
Your Debt To Income ratio is pretty high, are you taking steps to reduce your debt? If so, what steps are you taking? I don't fund people over 20% DTI, which you are bordering on. Thank you!	Hello My debt consist of my mortgage payment 600. and 800. in credit cards. I refinanced my home a year ago which brought down my monthly payment to 550. and added home shield for appliances which brought my monthly to 600. Having home shield coverage has proven to be a wise investment. My home loan was reduced from 30 years to 20 years which reduced my interest. My credit card payments are reasonable. The only other payments are child support which are removed my work check. At this point I feel more then confident with my debt and should anything arise I have funds which could be removed from my broker and all debts paid. My 401k would easily pay my home and and live for about 10 years. My current balance on my home is 72,000.

Member Payment Dependent Notes Series 626523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626523	$2,900	$2,900	9.62%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626523. Member loan 626523 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,916 / month
Current employer:	Experian Automotive	Debt-to-income ratio:	20.79%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Experian Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > This loan will be used to…consolidate 1 of 3 bank of america credit cards and fix our bathroom. In addition, I would like to use $400 of loan for a 70 year old bathroom that need drastic repair. Unreasonablly, I recently had 3 Bank of America credit card rates all raised by BofA in anticipation of the new credit card reform act. They raised my rates on all 3 cards to 26% for no reason other than my high utilization, which is normal when you have a newborn. I have never been late on anything, nor do I have any financial issues. I have paid all of my debts, never late, and guarantee return on your investment. Thank you for considering my loan and help in advance. My financial situation: I am a good candidate for this loan because…I am very financially responsible, have never been late on anything, and have paid never late. Guaranteed Return on your investment. Thank you,

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,884.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 626550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626550	$5,000	$5,000	10.36%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626550. Member loan 626550 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Millennium Communications	Debt-to-income ratio:	13.41%
Length of employment:	1 year	Location:	Oyster By, NY

Home town:
Current & past employers:	Millennium Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > This is to help settle some remaining payments on student loans.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,657.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 626591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626591	$2,200	$2,200	5.79%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626591. Member loan 626591 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Stone Clinic	Debt-to-income ratio:	19.29%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	The Stone Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I purchased a new laptop for my job and signed up for what I thought was 0% promotional financing... turns out I chose a "rewards" account instead. The only reward I've seen so far is 16% APR. I called the bank, and they were "unable to do anything" about it. This loan will keep my payments the same as they are currently, but cut the interest I have to pay (to you and not to the greedy bank). Thanks so much for looking and I hope you can help me to get out of this bind.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,139.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 626643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626643	$2,500	$2,500	15.95%	1.00%	December 7, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626643. Member loan 626643 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,550 / month
Current employer:	Walmart Corporation	Debt-to-income ratio:	16.44%
Length of employment:	1 year	Location:	Bentonville, AZ

Home town:
Current & past employers:	Walmart Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$19,609.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your duties and responsibilities at Walmart?	planning of merchandise flow.

Member Payment Dependent Notes Series 626671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626671	$4,200	$4,200	15.95%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626671. Member loan 626671 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	WICKED FASHIONS INC.	Debt-to-income ratio:	5.32%
Length of employment:	6 years	Location:	RIDGEFIELD PARK, NJ

Home town:
Current & past employers:	WICKED FASHIONS INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,966.00	Public Records On File:	1
Revolving Line Utilization:	93.60%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
-What is WICKED FASHIONS INC. and what do you do there?	Wicked Fashions is a wholesale company that produces urban clothes such as Southpole and Ryan Sheckler. I work in the main headquarter located in Fort Lee, NJ and mainly handle and process orders which are received via edi (electronic data interchange) which major retailers like JC Penney's, Sears, and Burlington Coat Factory mainly use to transmit their finalized order over to us. If you have any more questions, please feel free to ask. Thank you.

Member Payment Dependent Notes Series 626701

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626701	$1,000	$1,000	9.99%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626701. Member loan 626701 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	IBM	Debt-to-income ratio:	2.84%
Length of employment:	4 years	Location:	Bella Vista, AR

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > My husband's 60th birthday gift was more expensive (a trip to the Grand Canyon) than I expected. I do not want to remove money from my joint savings and have my husband learn the full trip value of his gift. Borrower added on 12/03/10 > This will pay for my husband's 60th birthday gift, a trip to the Grand Canyon

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	77
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626704

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626704	$5,000	$5,000	16.69%	1.00%	December 7, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626704. Member loan 626704 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	US Army	Debt-to-income ratio:	15.63%
Length of employment:	5 years	Location:	McMillan, MI

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Thanks for your consideration of investing in this loan. My flawless repayment history speaks for itself. Please reference the lendor questions I have answered...

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LendingClub shows your revolving credit utilization is nearly maxed at 98.7%. Is this correct? If your credit is maxed, can you still afford a $5k major purchase?	Yes and Yes. I am anticipating a substantial income increase for the new year and fully intend to pay down most of my debt within twelve months. My flawless loan repayment record speaks for itself...
What will you be using the funding for?	The loan is for the purpose of assisting another. As this will be displayed publicly, I cannot give more details.
Purpose of loan?	Please reference previous answer...
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) It looks like all of your credit cards are maxed out. What will you be using this loan for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	I have recently become employed full time in the Army National Guard at the rank of Sergeant and anticipate a promotion within the new year. I have been on active duty for the last five years. The transition between the two was not seemless and incurred expenses that were covered by credit cards. I am now in the position to pay them back rapidly. I anticipate the repayment of this loan prior to 2012. I have 2 credit cards currently open: 1. Household Bank APR 6% (This is a special rate for military) Monthly payment minimum: $29.00 2. Chase APR 16.24% Monthly payment minimum: $102.00 I always pay more than minimum based upon each month's cashflow.
Please provides details on the need for this loan Thank You	Please reference previous answers...

Member Payment Dependent Notes Series 626915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626915	$1,450	$1,450	12.23%	1.00%	December 7, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626915. Member loan 626915 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	La Puente Car Wash	Debt-to-income ratio:	3.60%
Length of employment:	3 years	Location:	La Puente, CA

Home town:
Current & past employers:	La Puente Car Wash
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Thank You So Much I Really Appreciate it Borrower added on 12/03/10 > Nick And I Are Moving Into Our First Apartment As A Couple We Need 1,4500 As The Deposit Fee By December 11th 2010 Im A Little Worried To Be Honest But I Will Appreciated It :) our monthly budget is $2000.00 a month AS A COUPLE both have very steady jobs like i said this is just for the deposit fee because we are short this month. Borrower added on 12/03/10 > Our First apartment we need this amount for the pet deposit +the apartment deposit plus the first months rent by December 11th 2010 we dont have enough (bills current rent) but we both make $2000 a month combined please help us and have steady jobs.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,904.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626992

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626992	$5,000	$5,000	13.35%	1.00%	December 7, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626992. Member loan 626992 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	beer capitol	Debt-to-income ratio:	17.37%
Length of employment:	9 years	Location:	brown deer, WI

Home town:
Current & past employers:	beer capitol
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,058.00	Public Records On File:	1
Revolving Line Utilization:	68.00%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please explain your public record?	Type your answer here. that is when my car get taking from me. i payed it off.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 38,744.00 the market value 72,000.00
What is beer capitol and what do you do there? Your profile shows $17k revolving debt. What loans, including interest rates and balances , are you paying off and which ones will remain?	Type your answer here. they sell beer cases in the citys for people to drink. i will pay off capitol one, westbury bank, discover, hsbc, ge money. that is the ones i will pay off

Member Payment Dependent Notes Series 627169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627169	$3,000	$3,000	9.25%	1.00%	December 7, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627169. Member loan 627169 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Santa Rosa Junior College	Debt-to-income ratio:	24.43%
Length of employment:	10+ years	Location:	Orinda, CA

Home town:
Current & past employers:	Santa Rosa Junior College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Combined income is $140,000. Very stable employment (14 years, spouse 27 years). Need to cover sudden debt last month. Can't touch retirement. Never defaulted on any credit, ever.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	45
Revolving Credit Balance:	$37,878.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627532	$4,000	$4,000	12.61%	1.00%	December 7, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627532. Member loan 627532 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	TVR Communications	Debt-to-income ratio:	18.36%
Length of employment:	4 years	Location:	clifton, NJ

Home town:
Current & past employers:	TVR Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > This is to pay off minor debt from paypal, department store cards (2 cards macys and banana republic), and also 1 major credit card visa (interest rate currently at 24.54).

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,626.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (5) Many investors request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	(1) this loan will be used for to pay off minor debt in 4 credit lines. (2) I work for TVR communications, we are located in NY, and I have been working for the company for a total of 6 years now. (3) I will set up the verifying income through the email today. (4) I actually requested the loan for 36 months, and I would like to pay it back in a year the earliest. (5). I would at least need 2500-3000 before taking the loan. (6) VISA 24.99% CHASE VISA 22.99% MACYS 19.99% BANANA REPUBLIC 18.99% PAYPAL 15.99% VISA = 150-200 payments chase visa = 150-200 payments macys = 50-75 payment banana republic = 50-75 payment paypal = 50 payment total monthly = 450-600 a month
What do you do for TVR communications?	My titled position is: Professional Services Technician I work for the IT department, systems integration team, we handle mostly hardware and software implementation for medical facilities. I have a degree in Computer science in 2006 from Rutgers University New Brunswick, NJ.

Member Payment Dependent Notes Series 627934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627934	$1,600	$1,600	10.36%	1.00%	December 7, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627934. Member loan 627934 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$834 / month
Current employer:	n/a	Debt-to-income ratio:	8.99%
Length of employment:	n/a	Location:	Eugene, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > just to pay off my computer, to avoid 20+% interest charges

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,218.00	Public Records On File:	1
Revolving Line Utilization:	47.20%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	SSDI

Prospectus Supplement (Sales Report) No. 8 dated December 7, 2010